UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Semi-Annual Report
December 31, 2020 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP	BRLIX
MANAGED VOLATILITY	BRBPX

bridgewayfunds.com

December 31, 2020 (Unaudited)

Bridgeway Funds Standardized Returns as of December 31, 2020* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	18.41%	27.38%	14.35%	8.87%	9.41%	5.14%	11.97%	8/5/1994	1.22%	1.22%
Ultra-Small Company	34.59%	44.47%	31.31%	7.52%	7.09%	5.77%	12.80%	8/5/1994	2.06%	2.06%
Ultra-Small Co Market	37.09%	46.45%	25.53%	10.39%	10.11%	6.66%	10.30%	7/31/1997	1.01%[1]	0.94%[1]
Small-Cap Growth	29.39%	38.55%	13.38%	9.98%	11.38%	6.02%	7.12%	10/31/2003	1.22%[1]	0.94%[1]
Small-Cap Value	32.79%	44.93%	12.04%	8.75%	9.02%	5.72%	7.20%	10/31/2003	1.12%[1]	0.94%[1]
Blue Chip	12.75%	21.40%	13.51%	14.46%	13.35%	9.69%	8.11%	7/31/1997	0.27%[1]	0.15%[1]
Managed Volatility	5.94%	9.20%	10.55%	5.64%	5.17%	3.99%	4.36%	6/30/2001	1.28%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2006 through 2020* (Unaudited)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Aggressive Investors 1	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%	21.85%	14.35%
Ultra-Small Company	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%	9.51%	31.31%
Ultra-Small Co Market	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%	15.34%	25.53%
Small-Cap Growth	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%	15.10%	13.38%
Small-Cap Value	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%	14.98%	12.04%
Blue Chip	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%	31.05%	13.51%
Managed Volatility	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%	11.88%	10.55%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2020.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	bridgeway.com | December 31, 2020 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2020

Dear Fellow Shareholders,

Performance across domestic equity markets was positive for the December quarter, helping push the broad stock market higher for the 2020 calendar year. Stocks in all size and style categories recorded positive returns for the year, but large stocks and growth stocks substantially outperformed smaller stocks and value stocks. As a result, large-cap growth stocks delivered the year’s best performance. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the calendar year. We hope you find the letters helpful.

Small-cap value stocks rallied in the December quarter, though not enough to overcome their performance gap versus large growth stocks from earlier in the year. However, historical market data still shows a long-term return premium for small-cap value stocks—and particularly for smaller and deeper value stocks within the small-cap value universe. We examine this data and provide some context for small-cap value’s recent performance in “Small Value: One of These Things is Not Like the Other,” on page 2.

This year saw Bridgeway again receive recognition as one of the “Best Places to Work in Money Management”1 from the publication Pensions & Investments. Read why we believe this award reflects our team’s commitment to the principles of relational investing, which seeks to bridge the gap between results for investors and returns for humanity, in “The Bridgeway Difference Makes our Firm One of the ‘Best Places to Work in Money Management,’” on page 4.

Finally, Bridgeway’s President and CEO, Tammira Philippe, shares a story that illustrates how Bridgeway puts its principles into action—even if that means not taking action. Explore this paradox in “The Value in What We Don’t Do,” on page 4.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1 Pensions & Investments is a global news source that provides timely and incisive coverage of events affecting the money management and retirement businesses. Since 2012, Pensions & Investments conducted an annual survey and recognition program dedicated to identifying and recognizing best employers in money management industry. An anonymous employee survey, to measure the employee experience, accounts for 75% of a firm’s score; an employer survey, which evaluates workplace policies, practices, philosophy, systems and demographics, makes up 25%. They found the best employers in 2020 stepped up with policies and practices to support and protect employees’ physical and emotional health, while continuing to keep the focus on clients’ needs. Pensions & Investments named 94 firms for 2020 (76 for 2019, 69 for 2018, 61 for 2017, 34 for 2015, and 29 for 2014) as Best Places to Work in Money Management.

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2020

Market Review

Domestic equity markets rose during the quarter ended December 31, 2020, helping stocks finish the year with strong gains despite an early market sell-off and the economic disruption caused by the coronavirus pandemic. Following a brief pullback in October, the markets rebounded over the rest of the quarter after the November presidential election reduced political uncertainty and the approval of two coronavirus vaccines boosted investor confidence in a potential economic recovery. The S&P 500 returned +12.2% for the quarter, and the Dow Jones Industrial Average returned +10.7%. For the full year ended December 31, 2020, the S&P 500 and the DJIA returned +18.4% and +9.7%, respectively.

All US equity style categories, as defined by Russell Indexes, recorded positive returns for the quarter, but smaller stocks out-performed larger stocks across style categories, and value stocks outperformed growth stocks. As a result, small-cap value stocks had the best performance during the quarter ended December 31, 2020, returning +33.4%, while large-cap growth stocks lagged on a relative basis, returning +11.4%.

All sectors of the S&P 500 had positive returns for the quarter. The Energy sector led the gains, returning +27.8%, followed by Financials (+23.1%) and Industrials (+15.7%). The Real Estate sector delivered the lowest returns (+4.9%).

Below are the stock market style box returns for the quarter and the calendar year.

	December 2020 Quarter				Calendar Year Ended December 2020

	Value	All	Growth		Value	All	Growth

Large	16.25%	13.69%	11.39%	Large	2.80%	20.96%	38.49%

Mid	20.43%	19.91%	19.02%	Mid	4.96%	17.10%	35.59%

Small	33.36%	31.71%	29.61%	Small	4.63%	19.96%	34.63%

Small Value: One of These Things is Not Like the Other

By Andrew Berkin, PhD, Director of Research; Christine Wang, CFA, CPA, Portfolio Manager; and Tammira Philippe, CFA, President and CEO.

During the past few years, you’ve likely read Bridgeway’s thinking on the recent underperformance of value vs. growth, and why the long-term historical data tells us that it’s still worth it for value investors to stay the course. You might recall our past article noting that the gap between large-cap growth and large-cap value performance, in particular, has been historically wide, thanks to the surging prices of some large-cap growth stocks. But our research team is focused on analyzing the performance of value in the overall US stock market, and in this article, we’re taking a closer look at the data for small-cap value stocks.

As with value in the market overall, the results for small-cap value over the last decade are starkly different than long-term results back to 1926. For readers who remember the old Sesame Street song “One of These Things,” you might say that One of These (Time Periods) is Not Like the Others.

As the table below shows, there has been a 2.33% annualized benefit in return for the very smallest and deepest value companies (15.39%), shown in the bottom row and last column of the table, compared to the next smallest and next deepest value companies (13.06%), shown in the fourth column and fourth row of the table, for almost 95 years.

2	Semi-Annual Report | December 31, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2020

US Stock Market Since 7/1926 (Annualized), as of 9/30/2020

	Growth	Mid-Growth	Mid	Mid-Value	Value
Big	9.97%	9.54%	10.27%	8.65%	10.44%
Med-Big	10.38%	10.76%	11.61%	12.37%	11.62%
Medium	9.21%	12.28%	12.22%	13.37%	12.66%
Med-Small	7.55%	11.77%	12.48%	13.06%	14.29%
Small	2.62%	6.67%	11.04%	13.86%	15.39%

Source: Bridgeway, Ken French data library, total US stocks formed into 25 portfolios based on size exposure, defined by market capitalization, and value exposure, defined by price-to-book ratios.

On the other hand, for the last 10 years, the benefit was only 0.90% annualized for the additional small value exposure, even after including a 13.51% advantage in the last year.

US Small Value Stocks, Annualized Returns as of 9/30/20

Source: Ken French data library and Bridgeway calculations.

These results illustrate another important point: One of These (Portfolios) Is Not Like the Others. The variation of returns reminds us that the level of capitalization and value exposure truly matters, even among different small-cap value strategies.

When a segment of the market does well, investors should expect the portfolio with the most exposure to the factors explaining the segment’s outperformance to have the highest return. And when a segment of the market does poorly, investors should expect that the same portfolio with the most exposure to the factors will underperform.

Performance across small-cap value portfolios can diverge significantly, particularly when the asset class is either doing significantly better or worse than the overall US market. This has definitely been the case over the last decade. Divergence is usually driven by meaningful differences in size of companies held, valuation of companies held, measures of value used, and differences in allocations across sectors like REITs and utilities. These performance differences rarely indicate that a portfolio is not efficiently delivering the expected returns. Instead, performance differences arise because of differences in portfolio design. A portfolio focused on the stocks with smaller size and deeper value will indeed not look like other small-cap value portfolios lacking that depth of exposure.

bridgewayfuns.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2020

So, as we sit in one of those periods that has not been like the others, what can small-cap value investors do? We at Bridgeway focus on the intersection of what matters and what we can control. We have discovered the power in the paradox that often the best thing for investors to do is “very little.”

As leaders in relational investing, we suggest being guided by principles and staying invested in your outcome. Diversification is a crucial concept for all investors, and for Bridgeway it includes not just the way we invest but also how we run our firm and the people we hire. We do not make dramatic changes to our portfolios because we are in a pandemic, recession, bear market, or other challenging time—and we think all investors should avoid the temptation. These moves are potentially costly in terms of trading needed to implement those changes and the substantial risks of not getting that timing call exactly right.

The Bridgeway Difference Makes our Firm One of the “Best Places to Work in Money Management”

In December 2020, Bridgeway was again named one of the Best Places to Work in Money Management by Pensions & Investments, an international publication that covers the money management industry. It’s the sixth time that we’ve received this recognition since 2014.

We’re especially proud of this achievement because it shows how deeply everyone at Bridgeway has embraced our mission to bridge the gap between results for investors and returns for humanity. Our diverse team is made up of individuals with unique skills and experience. But they all share a passion for applying the science of statistics to investment management, along with a determination to serve as stewards of our organization, our clients’ resources, and the community at large.

By creating this unique culture, we know that we’ll never lose sight of our Firm’s purpose: to help our clients prosper, create positive impact in the world, and change the investment industry for the better.

The Value in What We Don’t Do

By Tammira Philippe, CFA, President and CEO

Sometimes, it’s what we don’t do that makes all the difference. In 2005, brand new to Bridgeway and investing, I led the Bridgeway team in deciding NOT to launch a new small-cap value strategy. The research and evidence for this particular investment strategy had always been compelling, but that was not enough. Relational investing has to be grounded in strong relationships—in the data and with our clients, colleagues, and community. We asked ourselves, could we identify and serve the investors that this particular strategy could help the most? Certainly, I don’t want to overstate my role at the time. I didn’t know a lot about investing yet, but I did know how to ask for help and tap into the wisdom of the team, consistent with our principles of “state where you stand” and “stay curious.” Through dialogue and analysis with the team, and aligned with our principle of intentionality in all that we do, we decided to hold off on launching the new strategy until we had more evidence and confidence that we could identify and develop strong relationships with our target client base—a specialized group of financial advisors.

Fast forward five years to 2010. I received an email from some professionals in the advisor community we wanted to serve, who asked, “Have you ever considered launching this type of small-value strategy?” It seemed too good to be true! We said yes and inquired more about their needs, adhering to our principle of investing in your outcome. That was the beginning of an incredible journey and partnership, with Bridgeway launching and currently managing two small-cap value strategies dedicated to the needs of this specialized group of advisors and institutions.

Through the process and collaboration, we learned that our principles had played a key role in the relationship. Specifically, in 2000, Bridgeway had closed a strategy to new investment after an extraordinary 1999 led to dramatic inflows in 2000. While we definitely needed and appreciated the new assets, it seemed most plausible that many investors were chasing hot returns from 1999 and would be disappointed in the long term. So we closed the strategy temporarily, in line with our principles of “showing intentionality in all that we do,” “stating where you stand,” and “investing in your outcome.” Our principle that power is in the paradox became evident only years later in this case. None of us would have predicted that closing one strategy to new investors in 2000 would turn out to be a key element of building trust and credibility with investors to help us launch two new strategies ten years later in 2010 and 2011.

4	Semi-Annual Report | December 31, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2020

On days when I struggle to say no and am disappointed to make the tough choices to prioritize, I try to remember this story, and the fact that sometimes, it’s what we don’t do that makes all the difference.

This is just one of many examples that support our belief that principles are the foundation of prosperity. We see the world differently at Bridgeway. We are leaders in relational investing, which bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management. As a Bridgeway Funds shareholder, thank you for joining us on this mission.

bridgewayfunds.com	5

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +18.41%, outperforming our primary market benchmark, the S&P 500 Index (+12.15%) and our peer benchmark, the Lipper Capital Appreciation Funds Index (+15.70%), but trailing the Russell 2000 Index (+31.37%). It was a good quarter.

For the calendar year, our Fund returned +14.35%, underperforming our primary market benchmark, the S&P 500 Index (+18.40%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+27.38%), and the Russell 2000 Index (+19.96%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	18.41%	27.38%	14.35%	8.87%	9.41%	5.14%	11.97%
S&P 500 Index	12.15%	22.16%	18.40%	15.22%	13.88%	9.88%	10.39%
Russell 2000 Index	31.37%	37.85%	19.96%	13.26%	11.20%	8.91%	9.68%
Lipper Capital Appreciation Funds Index	15.70%	27.63%	27.38%	14.92%	12.55%	9.77%	9.46%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

6	Semi-Annual Report | December 31, 2020 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2020

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories, Company Financial Health, Value Metrics, and Price Momentum, outperformed the benchmark during the quarter and added to relative results. The Fund’s tilt toward deeper value stocks also helped relative results during a period in which value stocks outperformed growth stocks. Likewise, the Fund’s overweighting in the benchmark’s smaller stocks improved relative returns, due to smaller stocks substantially outperforming larger stocks during the quarter. By design, the Fund invests in higher beta and higher volatility stocks, and this positioning contributed to relative performance.

From a sector perspective, the Fund’s allocation effect was positive, with overweightings in the Financials and Energy sectors contributing the most to relative performance. The Fund’s stock selection effect also was positive, primarily driven by holdings in the Information Technology, Communication Services, and Consumer Discretionary sectors.

Detailed Explanation of Calendar Year Performance

The Fund’s value metrics models substantially underperformed the benchmark, detracting from relative results. However, the Fund’s company financial health and price momentum models outperformed the benchmark, offsetting some of this negative impact. Several of the Fund’s main design features faced headwinds during the 12-month period. Overweightings in higher beta stocks detracted from relative performance. In addition, the Fund’s tilts toward smaller and deeper value stocks hurt relative results, as the fourth-quarter rebound for these stocks was not enough to overcome their underperformance from earlier in the year.

From a sector perspective, the Fund’s allocation effect was negative, primarily driven by overweightings in the Real Estate, Industrials, and Financials sectors. The Fund’s stock selection effect also was negative. Holdings in the Communication Services, Consumer Staples, Information Technology, and Industrials sectors detracted the most from relative performance.

bridgewayfunds.com	7

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Information Technology	2.0%
2	Amazon.com, Inc.	Consumer Discretionary	2.0%
3	Cadence Design Systems, Inc.	Information Technology	2.0%
4	Netflix, Inc.	Communication Services	1.9%
5	Microsoft Corp.	Information Technology	1.9%
6	Coupa Software, Inc.	Information Technology	1.8%
7	Ameriprise Financial, Inc.	Financials	1.8%
8	Tesla, Inc.	Consumer Discretionary	1.7%
9	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.6%
10	Bank of America Corp.	Financials	1.5%
	Total		18.2%

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	11.1%	10.8%	0.3%
Consumer Discretionary	16.6%	12.7%	3.9%
Consumer Staples	3.3%	6.5%	-3.2%
Energy	3.6%	2.3%	1.3%
Financials	16.3%	10.4%	5.9%
Health Care	13.9%	13.5%	0.4%
Industrials	6.5%	8.4%	-1.9%
Information Technology	24.9%	27.6%	-2.7%
Materials	0.6%	2.6%	-2.0%
Real Estate	3.0%	2.4%	0.6%
Utilities	0.0%	2.8%	-2.8%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

8	Semi-Annual Report | December 31, 2020 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	9

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
COMMON STOCKS - 99.79%
Communication Services - 11.12%
Altice USA, Inc., Class A*	56,000	$2,120,720
Discovery, Inc., Class A*+	63,700	1,916,733
DISH Network Corp., Class A*	52,000	1,681,680
Fox Corp., Class A	60,700	1,767,584
Netflix, Inc.*	6,000	3,244,380
Pinterest, Inc., Class A*	33,500	2,207,650
Roku, Inc.*	7,000	2,324,140
Sirius XM Holdings, Inc.+	244,300	1,556,191
Zynga, Inc., Class A*	220,000	2,171,400
		18,990,478

Consumer Discretionary - 16.56%
Amazon.com, Inc.*	1,040	3,387,207
Chegg, Inc.*+	22,500	2,032,425
Dollar General Corp.	6,800	1,430,040
Domino’s Pizza, Inc.	3,400	1,303,764
eBay, Inc.	27,900	1,401,975
Etsy, Inc.*	11,300	2,010,383
Fiat Chrysler Automobiles NV*	155,000	2,803,950
Gentex Corp.	37,000	1,255,410
Lennar Corp., Class A	18,500	1,410,255
Lowe’s Cos., Inc.	10,000	1,605,100
Mohawk Industries, Inc.*	15,100	2,128,345
PulteGroup, Inc.	37,300	1,608,376
Tesla, Inc.*	4,000	2,822,680
Tractor Supply Co.	11,000	1,546,380
Whirlpool Corp.	8,500	1,534,165
		28,280,455

Consumer Staples - 3.27%
Boston Beer Co., Inc. (The), Class A*	1,800	1,789,722
Hormel Foods Corp.	35,000	1,631,350
Kroger Co. (The)	68,000	2,159,680
		5,580,752

Energy - 3.58%
Canadian Natural Resources, Ltd.	40,000	962,000
ConocoPhillips	37,000	1,479,630
Imperial Oil, Ltd.+	124,000	2,359,720
Suncor Energy, Inc.	78,000	1,308,840
		6,110,190

Financials - 16.31%
Ally Financial, Inc.	53,500	1,907,810
Ameriprise Financial, Inc.	15,500	3,012,115
Industry Company	Shares	Value

Financials (continued)
Bank of America Corp.	84,600	$2,564,226
Charles Schwab Corp. (The)	46,803	2,482,431
Huntington Bancshares, Inc.	135,600	1,712,628
M&T Bank Corp.	11,000	1,400,300
MarketAxess Holdings, Inc.	3,000	1,711,680
MetLife, Inc.	34,000	1,596,300
Morgan Stanley	30,000	2,055,900
MSCI, Inc.	3,800	1,696,814
Prudential Financial, Inc.	22,000	1,717,540
RenaissanceRe Holdings, Ltd.	10,000	1,658,200
Synchrony Financial	72,200	2,506,062
UBS Group AG+	130,000	1,836,900
		27,858,906

Health Care - 13.94%
10X Genomics, Inc., Class A*	15,300	2,166,480
Amneal Pharmaceuticals, Inc.*+	145,000	662,650
Biogen, Inc.*	5,900	1,444,674
Bristol-Myers Squibb Co.	25,000	1,550,750
DaVita, Inc.*	19,300	2,265,820
IDEXX Laboratories, Inc.*	4,000	1,999,480
Regeneron Pharmaceuticals, Inc.*	2,500	1,207,775
Repligen Corp.*	10,700	2,050,441
Seagen, Inc.*	8,200	1,436,148
Select Medical Holdings Corp.*	68,000	1,880,880
Teladoc Health, Inc.*	7,300	1,459,708
Universal Health Services, Inc., Class B	13,300	1,828,750
Vertex Pharmaceuticals, Inc.*	10,000	2,363,400
Zoetis, Inc.	9,000	1,489,500
		23,806,456

Industrials - 6.48%
Delta Air Lines, Inc.	44,200	1,777,282
Evoqua Water Technologies Corp.*	30,900	833,682
Fastenal Co.	47,000	2,295,010
Masonite International Corp.*	21,000	2,065,140
Rollins, Inc.	62,850	2,455,550

10	Semi-Annual Report | December 31, 2020 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
United Parcel Service, Inc., Class B	9,800	$1,650,320
		11,076,984

Information Technology - 24.93%
Adobe, Inc.*	3,300	1,650,396
Advanced Micro Devices, Inc.*	19,000	1,742,490
Apple, Inc.	26,000	3,449,940
Cadence Design Systems, Inc.*	24,800	3,383,464
Coupa Software, Inc.*	9,000	3,050,190
Five9, Inc.*	14,600	2,546,240
Fortinet, Inc.*	13,500	2,005,155
Genpact, Ltd.	39,200	1,621,312
Globant SA*	8,700	1,893,207
HP, Inc.	86,700	2,131,953
HubSpot, Inc.*	5,100	2,021,844
Microsoft Corp.	14,500	3,225,090
NortonLifeLock, Inc.	78,000	1,620,840
NVIDIA Corp.	4,000	2,088,800
Oracle Corp.	23,500	1,520,215
QUALCOMM, Inc.	11,800	1,797,612
Seagate Technology PLC	26,400	1,641,024
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,000	2,071,760
Ultra Clean Holdings, Inc.*	33,000	1,027,950
Zendesk, Inc.*	14,600	2,089,552
		42,579,034

Materials - 0.64%
CF Industries Holdings, Inc.	28,300	1,095,493

Real Estate - 2.96%
American Homes 4 Rent, Class A	60,000	1,800,000
Crown Castle International Corp.	8,300	1,321,277
Realty, Income Corp.	31,200	1,939,704
		5,060,981
TOTAL COMMON STOCKS - 99.79%		170,439,729
(Cost $138,282,041)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS
FROM SECURITIES LENDING - 2.12%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	3,612,911	$3,612,911

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.12%			3,612,911
(Cost $3,612,911)

TOTAL INVESTMENTS - 101.91%			$174,052,640
(Cost $141,894,952)
Liabilities in Excess of Other Assets - (1.91%)			(3,266,016)

NET ASSETS - 100.00%			$170,786,624

*	Non-income producing security.

**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.

^	Rate disclosed as of December 31, 2020.

+	This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $7,703,138 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$170,439,729	$–	$–	$170,439,729
Investments Purchased With Cash Proceeds From Securities Lending	–	3,612,911	–	3,612,911
TOTAL	$170,439,729	$3,612,911	$–	$174,052,640

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	11

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +34.59%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+38.01%). However, the Fund outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+33.11%), as well as the Russell 2000 Index (+31.37%) and the Russell Microcap Index (+31.39%). Results in this quarter were good on an absolute basis, but mixed on a relative basis.

For the calendar year, our Fund returned +31.31%, underperforming the CRSP Cap-Based Portfolio 10 Index (+34.53%), but outperforming the Lipper Micro-Cap Stock Funds Index (+27.05%), the Russell 2000 Index (+19.96%), and the Russell Microcap Index (+20.96%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
							Since
							Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	(8/5/94)

Ultra-Small Company Fund	34.59%	44.47%	31.31%	7.52%	7.09%	5.77%	12.80%
CRSP Cap-Based Portfolio 10 Index	38.01%	42.88%	34.53%	14.46%	10.83%	9.09%	12.20%
Russell 2000 Index	31.37%	37.85%	19.96%	13.26%	11.20%	8.91%	9.68%
Russell Microcap Index	31.39%	36.24%	20.96%	11.89%	10.55%	7.34%	N/A
Lipper Micro-Cap Stock Funds Index	33.11%	42.34%	27.05%	12.95%	10.84%	8.08%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

12	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2020

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories, Company Financial Health, Value Metrics, and Price Momentum, lagged the benchmark during the quarter and detracted from relative performance. However, the Fund’s tilt toward deeper value stocks across multiple valuation metrics improved relative results.

During the quarter, the Fund held approximately 29% of its assets, on average, in stocks that were outside of the CRSP 10 index, including stocks that had appreciated into larger CRSP deciles. These larger holdings generally underperformed the benchmark, detracting from relative results.

From a sector perspective, the Fund’s allocation effect was modestly negative, largely driven by an underweighting in the Energy sector. The Fund’s stock selection effect also was negative. Holdings in the Consumer Discretionary, Financials, and Materials sectors detracted the most from relative performance.

bridgewayfunds.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

CRSP Decile[1]	Quarter	6 Months	1 Year	Annualized
				5 Years	10 Years	94 Years
1 (ultra-large)	12.07%	24.04%	24.00%	16.82%	14.60%	9.66%
2	18.19%	26.51%	21.46%	15.27%	13.73%	10.72%
3	22.59%	34.12%	23.56%	15.52%	13.06%	11.17%
4	25.37%	32.73%	18.11%	13.32%	12.33%	10.98%
5	31.15%	36.98%	25.22%	12.80%	11.20%	11.43%
6	36.86%	41.80%	31.88%	14.98%	12.42%	11.48%
7	33.87%	42.18%	29.06%	17.57%	13.75%	11.81%
8	37.38%	37.60%	15.88%	11.55%	10.16%	11.42%
9	37.86%	47.38%	34.68%	17.37%	12.38%	11.66%
10 (ultra-small)	38.01%	42.88%	34.53%	14.46%	10.83%	13.29%

1	Performance figures are as of the period ended December 31, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

The Fund’s value metrics and price momentum models underperformed the benchmark during the year, detracting from relative results. However, the Fund’s company financial health models outperformed the benchmark and offset some of this negative impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics hurt relative results.

During the year, the Fund held approximately 29% of its assets, on average, in stocks that were outside of the CRSP 10 index, including stocks that had appreciated into larger CRSP deciles. The Fund’s non-CRSP 10 holdings generally outperformed the benchmark, improving relative results.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Energy sector and an over-weighting in the Information Technology sector contributed the most to relative results. However, the Fund’s stock selection effect was negative, largely due to poor performance from holdings in the Consumer Discretionary and Information Technology sectors.

Top Ten Holdings as of December 31, 2020

			% of Net
Rank	Description	Industry	Assets
1	Broadwind, Inc.	Industrials	2.9%
2	Consumer Portfolio Services, Inc.	Financials	2.2%
3	Elevate Credit, Inc.	Financials	2.1%
4	cbdMD, Inc.	Health Care	2.1%
5	Big 5 Sporting Goods Corp.	Consumer Discretionary	2.0%
6	Orion Energy Systems, Inc.	Industrials	2.0%
7	Neuronetics, Inc.	Health Care	2.0%
8	LSI Industries, Inc.	Industrials	1.9%
9	Lazydays Holdings, Inc.	Consumer Discretionary	1.9%
10	Manning & Napier, Inc.	Financials	1.9%
	Total		21.0%

14	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2020

		% of CRSP 10
	% of Net Assets	Index	Difference
Communication Services	5.0%	5.8%	-0.8%
Consumer Discretionary	13.8%	11.7%	2.1%
Consumer Staples	1.4%	1.5%	-0.1%
Energy	6.7%	11.4%	-4.7%
Financials	20.1%	21.4%	-1.3%
Health Care	21.9%	23.7%	-1.8%
Industrials	14.2%	10.6%	3.6%
Information Technology	11.3%	9.1%	2.2%
Materials	3.9%	3.7%	0.2%
Real Estate	0.0%	0.9%	-0.9%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	1.7%	0.0%	1.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	15

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
COMMON STOCKS - 98.27%
Communication Services - 4.97%
Alaska Communications Systems Group, Inc.	294,800	$1,087,812
Cinedigm Corp., Class A*+	137,000	88,338
Creative Realities, Inc.*	275,500	355,395
Cumulus Media, Inc., Class A*+	157,900	1,376,888
DHI Group, Inc.*	85,400	189,588
Entravision Communications Corp., Class A	101,100	278,025
Gogo, Inc.*+	31,200	300,456
Salem Media Group, Inc.+	128,000	133,120
Townsquare Media, Inc., Class A	18,400	122,544
		3,932,166

Consumer Discretionary - 13.75%
AMCON Distributing Co.+	2,100	249,795
Bassett Furniture Industries, Inc.	40,600	815,248
Big 5 Sporting Goods Corp.+	157,600	1,609,096
Build-A-Bear Workshop, Inc.*	22,600	96,502
Charles & Colvard, Ltd.*	298,600	367,278
Comstock Holding Cos., Inc.*+	22,200	70,374
Conn’s, Inc.*	89,800	1,049,762
Container Store Group, Inc. (The)*	43,200	412,128
Crown Crafts, Inc.	34,900	249,535
Dixie Group, Inc. (The)*	40,300	102,765
Educational Development Corp.	72,100	1,107,456
Hamilton Beach Brands Holding Co., Class A	1,400	24,514
Hovnanian Enterprises, Inc., Class A*+	33,600	1,104,096
Lakeland Industries, Inc.*+	41,200	1,122,700
Lazydays Holdings, Inc.*+	92,400	1,501,500
Lincoln Educational Services Corp.*+	74,464	484,016
Live Ventures, Inc.*	7,302	90,326
Rocky Brands, Inc.	1,100	30,877
Strattec Security Corp.	4,700	231,992
Vince Holding Corp.*+	26,200	166,632
		10,886,592

Consumer Staples - 1.38%
Farmer Bros. Co.*	36,600	170,922
Industry Company	Shares	Value

Consumer Staples (continued)
Lifeway Foods, Inc.*	41,700	$225,597
Mannatech, Inc.	13,809	256,848
Natural Alternatives International, Inc.*	21,500	224,030
Ocean Bio-Chem, Inc.+	12,798	170,981
Summer Infant, Inc.*+	3,000	46,050
		1,094,428

Energy - 6.67%
Aemetis, Inc.*+	145,000	361,050
Amplify Energy Corp.	160,000	209,600
Centrus Energy Corp., Class A*+	34,000	786,420
Dawson Geophysical Co.*	40,000	84,800
ENGlobal Corp.*+	78,700	251,840
Exterran Corp.*	54,600	241,332
Goodrich Petroleum Corp.*	14,200	143,278
Gran Tierra Energy, Inc.*	337,000	122,601
Mammoth Energy Services, Inc.*	110,000	489,500
MIND Technology, Inc.*	22,400	50,176
PrimeEnergy Resources Corp.*	400	17,268
QEP Resources, Inc.	280,000	669,200
SilverBow Resources, Inc.*+	145,951	775,000
Smart Sand, Inc.*	294,437	506,432
Southwestern Energy Co.*	1	3
Superior Drilling Products, Inc.*	122,800	74,257
TETRA Technologies, Inc.*	245,000	211,067
Uranium Energy Corp.*	14,000	24,640
VAALCO Energy, Inc.*	150,700	266,739
		5,285,203

Financials - 20.13%
A-Mark Precious Metals, Inc.	39,500	1,013,175
AmeriServ Financial, Inc.	11,600	36,308
Ashford, Inc.*+	12,300	105,534
Atlanticus Holdings Corp.*	34,000	837,420
Bank7 Corp.	3,500	49,700
C&F Financial Corp.	1,952	72,439
Capitala Finance Corp.*+	61,583	881,869
Carver Bancorp, Inc.*+	146,500	950,785
CF Bankshares, Inc.+	4,800	82,704
Chemung Financial Corp.	2,500	84,875
Citizens Community Bancorp, Inc.	3,300	35,937
Cohen & Co., Inc.*+	25,100	410,008

16	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Community West Bancshares	5,000	$45,400
Consumer Portfolio Services, Inc.*	408,100	1,730,344
Eagle Bancorp Montana, Inc.	4,300	91,246
Elevate Credit, Inc.*	418,700	1,670,613
FG Financial Group, Inc.*	7,800	32,916
First Guaranty Bancshares, Inc.	2,100	37,317
First United Corp.	3,600	55,800
FlexShopper, Inc.*	44,300	113,851
GAMCO Investors, Inc., Class A	4,200	74,508
Impac Mortgage Holdings, Inc.*	77,881	236,758
Investcorp Credit Management BDC, Inc.	106,200	505,512
Kingstone Cos., Inc.	16,200	107,730
Manning & Napier, Inc.	233,800	1,465,926
Marlin Business Services Corp.	61,543	753,286
Monroe Capital Corp.+	55,100	442,453
National Holdings Corp.*	80,400	243,612
Northeast Bank	19,700	443,644
Ocwen Financial Corp.*	42,600	1,231,566
OP Bancorp	12,000	92,400
Portman Ridge Finance Corp.+	21,600	41,256
Pzena Investment Management, Inc., Class A	59,100	431,430
Randolph Bancorp, Inc.*	3,600	79,416
Regional Management Corp.	6,900	206,034
Richmond Mutual BanCorp, Inc.	2,800	38,248
Riverview Bancorp, Inc.	13,700	72,062
SB Financial Group, Inc.	6,122	111,910
Security National Financial Corp., Class A*	122,677	1,024,353
		15,940,345

Health Care - 21.91%
Alimera Sciences, Inc.*	18,300	77,226
American Shared Hospital Services*+	125,200	277,944
Ampio Pharmaceuticals, Inc.*+	415,000	659,850
Apyx Medical Corp.*	19,900	143,280
Assertio Holdings, Inc.*	160,000	57,216
Bioanalytical Systems, Inc.*	67,510	830,373
Industry Company	Shares	Value

Health Care (continued)
Castlight Health, Inc., Class B*	325,552	$423,218
cbdMD, Inc.*+	561,400	1,656,130
Conformis, Inc.*	145,000	95,700
Cumberland Pharmaceuticals, Inc.*	16,400	48,216
CynergisTek, Inc.*	86,700	125,715
Digirad Corp.*+	168,800	605,992
Electromed, Inc.*	113,838	1,116,751
Enzo Biochem, Inc.*+	108,600	273,672
Exagen, Inc.*+	14,700	194,040
EyePoint Pharmaceuticals, Inc.*+	13,000	85,540
Five Star Senior Living, Inc.*	27,500	189,750
Harrow Health, Inc.*	23,700	162,582
Harvard Bioscience, Inc.*	211,500	907,335
Infinity Pharmaceuticals, Inc.*	70,300	149,036
InfuSystem Holdings, Inc.*	76,898	1,444,144
IntriCon Corp.*	40,900	740,290
IRIDEX Corp.*	20,900	52,459
Kewaunee Scientific Corp.*	16,100	203,021
Lineage Cell Therapeutics, Inc.*+	166,300	292,688
Matinas BioPharma Holdings, Inc.*+	375,000	510,000
Milestone Scientific, Inc.*+	263,300	558,196
Minerva Neurosciences, Inc.*	89,000	208,260
MTBC, Inc.*+	149,400	1,355,058
Navidea Biopharmaceuticals, Inc.*	39,940	85,871
Neuronetics, Inc.*+	142,100	1,578,731
Palatin Technologies, Inc.*	250,000	168,950
Pro-Dex, Inc.*	1,700	52,649
Protalix BioTherapeutics, Inc.*+	67,000	243,210
Retractable Technologies, Inc.*+	91,800	985,932
Rockwell Medical, Inc.*	111,500	112,615
Sesen Bio, Inc.*	296,500	400,275
Sierra Oncology, Inc.*+	4,700	75,341
Sonoma Pharmaceuticals, Inc.*+	15,900	115,434
SunLink Health Systems, Inc.*	4,700	5,969
Timber Pharmaceuticals, Inc.*+	107,800	80,095
		17,348,754

bridgewayfunds.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
Common Stocks (continued)
Industrials - 14.17%
Acme United Corp.	22,800	$686,964
Air Industries Group*	113,200	139,236
ARC Document Solutions, Inc.	389,600	576,608
Avalon Holdings Corp., Class A*+	14,700	38,220
BG Staffing, Inc.	14,700	198,303
Broadwind, Inc.*	289,100	2,292,563
Chicago Rivet & Machine Co.	1,900	43,434
DIRTT Environmental Solutions*	86,500	213,655
DLH Holdings Corp.*	16,100	150,052
Fuel Tech, Inc.*+	80,000	310,400
GEE Group, Inc.*	56,500	56,246
Hill International, Inc.*	102,800	197,376
Houston Wire & Cable Co.*	16,500	46,035
Hudson Global, Inc.*	2,019	21,200
Hudson Technologies, Inc.*	179,200	195,328
Huttig Building Products, Inc.*+	66,300	243,321
LS Starrett Co. (The), Class A*	32,300	136,629
LSI Industries, Inc.	177,500	1,519,400
Mastech Digital, Inc.*	29,100	462,690
Mayville Engineering Co., Inc.*	3,700	49,654
Navios Maritime Holdings, Inc.*	21,300	47,925
Orion Energy Systems, Inc.*	162,200	1,600,914
Orion Group Holdings, Inc.*	110,100	546,096
Performant Financial Corp.*	50,000	44,050
Perma-Pipe International Holdings, Inc.*	4,500	27,270
Quad/Graphics, Inc.	99,675	380,758
Quest Resource Holding Corp.*	22,000	50,380
RCM Technologies, Inc.*	52,000	107,640
Team, Inc.*	53,100	578,790
Tel-Instrument Electronics Corp.*+	11,400	37,620
Transcat, Inc.*	1,046	36,275
Virco Mfg. Corp.*	17,600	44,528
Volt Information Sciences, Inc.*	77,700	137,529
		11,217,089

Information Technology - 11.31%
AstroNova, Inc.	16,800	178,920
Industry Company	Shares	Value

Information Technology (continued)
Aviat Networks, Inc.*	40,713	$1,390,349
Blonder Tongue Laboratories, Inc.*+	290,100	385,833
Communications Systems, Inc.	105,900	483,963
Computer Task Group, Inc.*	7,700	47,124
CounterPath Corp.*	94,000	320,540
CPS Technologies Corp.*	76,900	213,782
Daktronics, Inc.	34,400	160,992
Information Services Group, Inc.*	89,400	293,232
inTEST Corp.*	213,400	1,384,945
Intevac, Inc.*	57,600	415,296
MicroVision, Inc.*+	68,900	370,682
NetSol Technologies, Inc.*	9,700	36,860
One Stop Systems, Inc.*+	29,000	116,000
PRGX Global, Inc.*	39,600	302,148
RF Industries, Ltd.	59,296	291,143
Schmitt Industries, Inc.*+	70,802	378,083
SecureWorks Corp., Class A*	27,600	392,472
Synacor, Inc.*	164,600	223,856
Taitron Components, Inc., Class A	68,500	221,940
TESSCO Technologies, Inc.	45,130	281,611
TransAct Technologies, Inc.	43,500	308,850
Universal Security Instruments, Inc.*+	110,500	553,605
WidePoint Corp.*	19,810	200,279
		8,952,505

Materials - 3.94%
AgroFresh Solutions, Inc.*	35,100	79,677
Ampco-Pittsburgh Corp.*	33,600	184,128
Core Molding Technologies, Inc.*	23,200	326,656
Flexible Solutions International, Inc.*	37,600	93,624
Friedman Industries, Inc.	71,800	492,548
Gulf Resources, Inc.*	107,360	440,176
Olympic Steel, Inc.	95,000	1,266,350
Ramaco Resources, Inc.*	20,700	59,616
TimkenSteel Corp.*	38,800	181,196
		3,123,971

18	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company		Shares	Value
Common Stocks (continued)
Real Estate - 0.04%
Indus Realty Trust, Inc.		500	$31,250
TOTAL COMMON STOCKS - 98.27%			77,812,303
(Cost $58,865,443)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.73%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,372,449	1,372,449
TOTAL MONEY MARKET FUND - 1.73%			1,372,449
(Cost $1,372,449)

INVESTMENTS PURCHASED WITH CASH PROCEEDS
FROM SECURITIES LENDING - 11.91%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	9,432,121	9,432,121
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.91%			9,432,121
(Cost $9,432,121)

TOTAL INVESTMENTS - 111.91%			$88,616,873
(Cost $69,670,013)
Liabilities in Excess of Other Assets - (11.91%)			(9,431,135)
NET ASSETS - 100.00%			$79,185,738

*	Non-income producing security.

**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.

^	Rate disclosed as of December 31, 2020.

+	This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $12,718,830 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$77,812,303	$–	$–	$77,812,303
Money Market Fund	–	1,372,449	–	1,372,449
Investments Purchased With Cash Proceeds From Securities Lending	–	9,432,121	–	9,432,121
TOTAL	$77,812,303	$10,804,570	$–	$88,616,873

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Common Stocks
Balance as of 06/30/2020	$11,264
Purchases/Issuances	–
Sales/Expirations	(10,462)
Return of Capital	–
Realized Gain/(Loss)	(115,097)
Change in unrealized Appreciation/(Depreciation)	114,295
Transfers in	–
Transfers out	–
Balance as of 12/31/2020	$–
Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2020	$–

See Notes to Financial Statements.

bridgewayfunds.com	19

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +37.09%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+38.01%). However, our Fund outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+33.11%), as well as the Russell 2000 Index (+31.37%) and the Russell Microcap Index (+31.39%). Results in this quarter were good on an absolute basis, but mixed on a relative basis.

For the calendar year, our Fund returned +25.53%, trailing the CRSP Cap-Based Portfolio 10 Index (+34.53%), and the Lipper Micro-Cap Stock Funds Index (+27.05%), and outperformed the Russell 2000 Index (+19.96%), and the Russell Microcap Index (+20.96%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
							Since
							Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	(7/31/97)

Ultra-Small Company Market Fund	37.09%	46.45%	25.53%	10.39%	10.11%	6.66%	10.30%
CRSP Cap-Based Portfolio 10 Index	38.01%	42.88%	34.53%	14.46%	10.83%	9.09%	11.20%
Russell 2000 Index	31.37%	37.85%	19.96%	13.26%	11.20%	8.91%	8.32%
Russell Microcap Index	31.39%	36.24%	20.96%	11.89%	10.55%	7.34%	N/A
Lipper Micro-Cap Stock Funds Index	33.11%	42.34%	27.05%	12.95%	10.84%	8.08%	8.53%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Lipper Micro- Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

20	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2020

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, hurt performance against the benchmark. During the quarter, the Fund held about 12% of its assets, on average, in stocks outside of CRSP 10. Overall, the Fund’s holdings outside of CRSP 10 contributed positively to relative performance.

From a sector perspective, the Fund’s stock selection effect was negative, with holdings in the Health Care and Industrials sectors detracting the most from relative returns.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

CRSP Decile[1]	Quarter	6 Months	1 Year	Annualized
				5 Years	10 Years	94 Years
1 (ultra-large)	12.07%	24.04%	24.00%	16.82%	14.60%	9.66%
2	18.19%	26.51%	21.46%	15.27%	13.73%	10.72%
3	22.59%	34.12%	23.56%	15.52%	13.06%	11.17%
4	25.37%	32.73%	18.11%	13.32%	12.33%	10.98%
5	31.15%	36.98%	25.22%	12.80%	11.20%	11.43%
6	36.86%	41.80%	31.88%	14.98%	12.42%	11.48%
7	33.87%	42.18%	29.06%	17.57%	13.75%	11.81%
8	37.38%	37.60%	15.88%	11.55%	10.16%	11.42%
9	37.86%	47.38%	34.68%	17.37%	12.38%	11.66%
10 (ultra-small)	38.01%	42.88%	34.53%	14.46%	10.83%	13.29%

[1]	Performance figures are as of the period ended December 31, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgewayfunds.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

During the year, the Fund held about 16% of its assets, on average, in stocks outside of CRSP 10. These larger stocks lagged the benchmark and detracted from relative performance. The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, also hurt performance against the benchmark.

From a sector perspective, the Fund’s stock selection effect was significantly negative. Holdings in the Energy, Health Care, Information Technology, and Industrials sectors detracted the most from relative results.

Top Ten Holdings as of December 31, 2020

			% of Net
Rank	Description	Industry	Assets
1	Five Prime Therapeutics, Inc.	Health Care	0.9%
2	Intrepid Potash, Inc.	Materials	0.7%
3	Emerald Holding, Inc.	Communication Services	0.7%
4	Aclaris Therapeutics, Inc.	Health Care	0.7%
5	Lexicon Pharmaceuticals, Inc.	Health Care	0.6%
6	PlayAGS, Inc.	Consumer Discretionary	0.6%
7	StoneMor, Inc.	Consumer Discretionary	0.5%
8	Oil States International, Inc.	Energy	0.5%
9	Contura Energy, Inc.	Materials	0.5%
10	Solid Biosciences, Inc.	Health Care	0.5%
	Total		6.2%

Industry Sector Representation as of December 31, 2020

		% of CRSP 10
	% of Net Assets	Index	Difference
Communication Services	5.2%	5.8%	-0.6%
Consumer Discretionary	13.0%	11.7%	1.3%
Consumer Staples	0.9%	1.5%	-0.6%
Energy	10.5%	11.4%	-0.9%
Financials	20.8%	21.4%	-0.6%
Health Care	22.4%	23.7%	-1.3%
Industrials	10.9%	10.6%	0.3%
Information Technology	10.3%	9.1%	1.2%
Materials	4.5%	3.7%	0.8%
Real Estate	0.4%	0.9%	-0.5%
Utilities	0.2%	0.2%	0.0%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

22	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	23

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
COMMON STOCKS - 99.18%
Communication Services - 5.23%
A.H. Belo Corp., Class A	125,883	$190,084
Alaska Communications Systems Group, Inc.	164,700	607,743
Ballantyne Strong, Inc.*	100,000	201,350
Beasley Broadcast Group, Inc., Class A	24,625	36,691
Chicken Soup For The Soul Entertainment, Inc.*	15,000	299,850
Cinedigm Corp., Class A*	350,000	225,680
comScore, Inc.*	224,100	558,009
Cumulus Media, Inc., Class A*	80,500	701,960
DHI Group, Inc.*	178,000	395,160
Emerald Holding, Inc.	240,000	1,300,800
Entravision Communications Corp., Class A	244,900	673,475
Fluent, Inc.*	72,000	382,320
Gaia, Inc.*+	48,400	478,192
IDT Corp., Class B*	58,700	725,532
Lee Enterprises, Inc.*	186,000	234,360
Marchex, Inc., Class B*	136,900	268,324
Marcus Corp. (The)+	25,000	337,000
NII Holdings, Inc., Escrow*∆	287,700	604,170
Saga Communications, Inc., Class A	11,516	276,614
Salem Media Group, Inc.+	94,000	97,760
Spok Holdings, Inc.	60,000	667,800
Townsquare Media, Inc., Class A	44,500	296,370
Travelzoo*+	62,400	589,056
Zedge, Inc., Class B*	19,919	120,311
		10,268,611
Consumer Discretionary - 12.96%
AMCON Distributing Co.	3,900	463,905
Ark Restaurants Corp.	17,900	347,081
Barnes & Noble Education, Inc.*	216,000	1,004,400
Bassett Furniture Industries, Inc.	36,244	727,780
BBQ Holdings, Inc.*	29,838	143,819
Big 5 Sporting Goods Corp.+	96,400	984,244
Blue Apron Holdings, Inc., Class A*+	17,000	95,030
Bowl America, Inc., Class A+	13,000	122,525
Build-A-Bear Workshop, Inc.*	50,500	215,635

Consumer Discretionary (continued)
Canterbury Park Holding Corp.	11,689	$139,099
Carrols Restaurant Group, Inc.*	63,100	396,268
Chico's FAS, Inc.	225,000	357,750
Container Store Group, Inc. (The)*	45,000	429,300
Culp, Inc.	24,000	380,880
Delta Apparel, Inc.*	22,188	445,313
Dixie Group, Inc. (The)*	50,300	128,265
Dover Motorsports, Inc.	48,396	109,859
Drive Shack, Inc.*+	235,000	559,300
Educational Development Corp.	31,400	482,304
Emerson Radio Corp.*	102,100	102,611
Envela Corp.*+	112,400	584,480
Express, Inc.*+	260,000	236,600
Flanigan's Enterprises, Inc.*	1,000	19,759
Flexsteel Industries, Inc.	20,900	730,873
Greenlane Holdings, Inc., Class A*+	40,000	158,400
Hamilton Beach Brands Holding Co., Class A	18,000	315,180
Horizon Global Corp.*+	94,200	809,178
Hovnanian Enterprises, Inc., Class A*	22,000	722,920
Iconix Brand Group, Inc.*	56,200	70,812
J Alexander's Holdings, Inc.*	54,600	398,034
J. Jill, Inc.*+	34,000	126,820
JAKKS Pacific, Inc.*	11,870	59,113
Kirkland's, Inc.*+	42,717	763,780
Kura Sushi USA, Inc., Class A*+	10,500	204,750
Lakeland Industries, Inc.*+	17,357	472,978
Leaf Group, Ltd.*	110,000	511,500
Lincoln Educational Services Corp.*	120,905	785,882
Luby's, Inc.*+	71,600	203,344
New Home Co., Inc. (The)*	68,400	320,796
Party City Holdco, Inc.*+	75,500	464,325
PlayAGS, Inc.*	164,000	1,180,800
Potbelly Corp.*+	90,000	396,000
Red Lion Hotels Corp.*+	97,500	337,350
Red Robin Gourmet Burgers, Inc.*+	15,000	288,450
Rocky Brands, Inc.	25,500	715,785
StoneMor, Inc.*	408,100	1,073,303
Strattec Security Corp.	17,200	848,992
Superior Industries International, Inc.*	102,500	419,225
Sypris Solutions, Inc.*	84,404	128,294

24	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Tandy Leather Factory, Inc.*	51,558	$164,986
Tilly's, Inc., Class A	89,100	727,056
TravelCenters of America, Inc.*	10,000	326,000
Unique Fabricating, Inc.*	45,000	247,468
Universal Technical Institute, Inc.*	53,200	343,672
Vince Holding Corp.*+	41,700	265,212
VOXX International Corp.*	75,600	964,656
Weyco Group, Inc.	21,200	335,808
Xcel Brands, Inc.*	51,000	61,710
ZAGG, Inc.*	100,600	419,502
Zovio, Inc.*	127,200	602,928
		25,442,089

Consumer Staples - 0.85%
Bridgford Foods Corp.*+	1,300	23,686
Farmer Bros. Co.*	79,500	371,265
Lifeway Foods, Inc.*	52,652	284,848
Mannatech, Inc.	13,600	252,960
Natural Alternatives International, Inc.*	40,310	420,030
Rocky Mountain Chocolate Factory, Inc.	21,500	87,075
United-Guardian, Inc.	16,000	228,480
		1,668,344

Energy - 10.51%
Adams Resources & Energy, Inc.	25,500	614,550
Aemetis, Inc.*	80,000	199,200
Altus Midstream Co., Class A*+	12,500	593,250
Amplify Energy Corp.	195,000	255,450
Aspen Aerogels, Inc.*	50,700	846,183
Barnwell Industries, Inc.*+	60,000	76,200
Battalion Oil Corp.*	36,500	302,950
Bristow Group, Inc.*	22,783	599,649
Centrus Energy Corp., Class A*+	34,000	786,420
CONSOL Energy, Inc.*	81,500	587,615
Dawson Geophysical Co.*	139,345	295,411
Earthstone Energy, Inc., Class A*	133,600	712,088
Enservco Corp.*+	22,000	41,140
Evolution Petroleum Corp.	128,300	365,655
Exterran Corp.*	108,200	478,244
Forum Energy Technologies, Inc.*+	16,900	201,110
Geospace Technologies Corp.*	53,563	458,499

Energy (continued)
Goodrich Petroleum Corp.*	50,000	$504,500
Gran Tierra Energy, Inc.*	1,300,000	472,940
Gulf Island Fabrication, Inc.*	67,300	205,938
HighPoint Resources Corp.*+	29,900	273,884
Houston American Energy Corp.*+	28,000	49,000
Independence Contract Drilling, Inc.*+	31,500	92,610
ION Geophysical Corp.*+	75,000	182,250
KLX Energy Services Holdings, Inc.*+	53,516	345,713
Laredo Petroleum, Inc.*	15,500	305,350
Mammoth Energy Services, Inc.*	200,000	890,000
Mexco Energy Corp.*+	8,000	48,240
MIND Technology, Inc.*	89,515	200,514
NACCO Industries, Inc., Class A	15,570	409,491
Natural Gas Services Group, Inc.*	58,076	550,560
NCS Multistage Holdings, Inc.*+	11,750	264,492
New Concept Energy, Inc.*+	8,400	16,280
Newpark Resources, Inc.*	328,700	631,104
Nine Energy Service, Inc.*+	130,000	353,600
Nuverra Environmental Solutions, Inc.*+	4,689	9,988
Oil States International, Inc.*	210,000	1,054,200
Overseas Shipholding Group, Inc., Class A*	283,500	606,690
PEDEVCO Corp.*+	205,000	309,550
Penn Virginia Corp.*+	60,000	609,000
PHX Minerals, Inc.	72,900	167,670
Ranger Energy Services, Inc.*+	24,700	89,908
RigNet, Inc.*	50,000	294,500
Ring Energy, Inc.*	254,000	167,615
SandRidge Energy, Inc.*+	242,000	750,200
SEACOR Marine Holdings, Inc.*	105,000	284,550
SilverBow Resources, Inc.*+	81,900	434,889
Smart Sand, Inc.*	133,200	229,104
Southwestern Energy Co.*+	173,609	517,355
Sundance Energy, Inc.*+	46,600	81,084
Superior Drilling Products, Inc.*	166,100	100,441
Tengasco, Inc.*	25,000	31,000

bridgewayfunds.com	25

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Energy (continued)
TETRA Technologies, Inc.*	435,000	$374,753
Uranium Energy Corp.*	470,000	827,200
VAALCO Energy, Inc.*	267,100	472,767
		20,622,544

Financials - 20.80%
1st Constitution Bancorp	40,905	649,162
A-Mark Precious Metals, Inc.	13,782	353,508
American River Bankshares	31,000	407,650
AmeriServ Financial, Inc.	52,571	164,547
Arlington Asset Investment Corp., Class A	113,069	427,401
Ashford, Inc.*+	7,200	61,776
Atlantic American Corp.*	74,856	155,700
Atlanticus Holdings Corp.*	11,512	283,541
Auburn National BanCorp, Inc.	4,974	207,366
Bank of Commerce Holdings	59,500	589,050
Bank of Princeton (The)*	23,566	551,680
Bank7 Corp.	47,910	680,322
BankFinancial Corp.	65,600	575,968
Bankwell Financial Group, Inc.	8,000	156,400
BayCom Corp.*	41,000	621,970
BCB Bancorp, Inc.	33,600	371,952
Blue Ridge Bankshares, Inc.+	10,000	178,100
C&F Financial Corp.	14,390	534,013
California BanCorp*	35,200	547,712
Capital Bancorp, Inc.*	46,517	647,982
CB Financial Services, Inc.	18,600	372,186
Chemung Financial Corp.	14,998	509,182
Citizens Community Bancorp, Inc.	48,600	529,254
Citizens Holding Co.+	20,670	433,036
Codorus Valley Bancorp, Inc.	27,437	465,331
Cohen & Co., Inc.*	5,000	81,675
Colony Bankcorp, Inc.	40,868	598,716
Community West Bancshares	37,157	337,386
Conifer Holdings, Inc.*+	43,000	141,470
Consumer Portfolio Services, Inc.*	67,900	287,896
County Bancorp, Inc.	11,050	243,984
Eagle Bancorp Montana, Inc.	27,521	583,996
Elevate Credit, Inc.*	100,100	399,399

Financials (continued)
ESSA Bancorp, Inc.	27,443	$411,645
Evans Bancorp, Inc.	16,201	446,175
FedNat Holding Co.	76,000	449,920
FG Financial Group, Inc.*	18,400	77,648
First Bank	87,600	821,688
First Business Financial Services, Inc.	14,108	259,728
First Financial Northwest, Inc.	44,770	510,378
First Guaranty Bancshares, Inc.	6,500	115,505
First Internet Bancorp	33,516	963,250
First Northwest Bancorp	38,500	600,600
First United Corp.	30,592	474,176
First Western Financial, Inc.*	33,651	658,550
GAMCO Investors, Inc., Class A	25,500	452,370
Guaranty Federal Bancshares, Inc.	15,856	271,613
Hallmark Financial Services, Inc.*+	120,100	427,556
Hawthorn Bancshares, Inc.	28,653	627,501
HMN Financial, Inc.*	23,000	395,600
Impac Mortgage Holdings, Inc.*	81,600	248,064
Investar Holding Corp.	43,000	711,220
JMP Group, LLC	51,851	199,626
Lake Shore Bancorp, Inc.	22,150	287,950
Landmark Bancorp, Inc.	16,729	382,258
Level One Bancorp, Inc.	25,000	505,750
Magyar Bancorp, Inc.*	10,300	99,292
Malvern Bancorp, Inc.*+	34,800	539,400
Manning & Napier, Inc.	50,000	313,500
Marlin Business Services Corp.	32,800	401,472
Medallion Financial Corp.*	86,744	425,046
Meridian Corp.	24,000	499,200
Mid Penn Bancorp, Inc.	3,000	65,700
Monroe Capital Corp.	15,800	126,874
National Security Group, Inc. (The)+	2,700	29,025
Northeast Bank	38,700	871,524
Northrim BanCorp, Inc.	14,750	500,762
Norwood Financial Corp.	9,512	248,929
Ocwen Financial Corp.*	23,334	674,586
Ohio Valley Banc Corp.	13,000	306,800
OP Bancorp	73,851	568,653
Pacific Mercantile Bancorp*	116,319	597,880
Patriot National Bancorp, Inc.	16,500	155,760

26	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
PCB Bancorp	44,700	$451,917
PDL Community Bancorp*	1,106	11,624
Penns Woods Bancorp, Inc.	15,766	410,074
Peoples Bancorp of North Carolina, Inc.	22,830	525,547
Protective Insurance Corp., Class B	28,000	383,880
Provident Financial Holdings, Inc.	30,617	480,993
Prudential Bancorp, Inc.	24,534	339,796
Pzena Investment Management, Inc., Class A	57,100	416,830
Randolph Bancorp, Inc.*	15,000	330,900
Republic First Bancorp, Inc.*	129,600	369,360
Riverview Bancorp, Inc.	96,226	506,149
Riverview Financial Corp.+	34,800	318,420
Safeguard Scientifics, Inc.*	70,000	446,600
Security National Financial Corp., Class A*	62,939	525,541
Select Bancorp, Inc.*	62,000	587,140
Shore Bancshares, Inc.	48,200	703,720
Silvercrest Asset Management Group, Inc., Class A	41,502	576,463
Summit State Bank	17,200	227,900
Timberland Bancorp, Inc.	26,500	642,890
Union Bankshares, Inc.	21,897	562,972
United Bancshares, Inc.	15,200	371,792
United Security Bancshares	39,900	281,295
Unity Bancorp, Inc.	16,500	289,575
Velocity Financial, Inc.*+	36,221	225,657
Western New England Bancorp, Inc.	77,644	534,967
Westwood Holdings Group, Inc.	30,000	435,000
		40,829,487
Health Care - 22.44%
AcelRx Pharmaceuticals, Inc.*	258,150	320,106
Aclaris Therapeutics, Inc.*+	200,000	1,294,000
Acorda Therapeutics, Inc.*	120,000	82,812
Actinium Pharmaceuticals, Inc.*+	56,666	441,995
Adamas Pharmaceuticals, Inc.*	105,000	454,650
Adicet Bio, Inc.*+	19,999	280,986
Advaxis, Inc.*	205,600	71,693

Health Care (continued)
AgeX Therapeutics, Inc.*+	165,000	$250,800
AIM ImmunoTech, Inc.*+	100,000	179,000
Alimera Sciences, Inc.*	10,000	42,200
Allena Pharmaceuticals, Inc.*+	128,600	164,608
Altimmune, Inc.*+	21,100	238,008
Ampio Pharmaceuticals, Inc.*+	578,000	919,020
Apollo Endosurgery, Inc.*	78,200	265,880
Applied Genetic Technologies Corp.*	91,600	374,644
Aptinyx, Inc.*	140,000	484,400
Aquestive Therapeutics, Inc.*+	121,500	650,025
Aravive, Inc.*+	49,026	276,507
Assertio Holdings, Inc.*	332,000	118,723
Axcella Health, Inc.*	32,567	169,023
Calyxt, Inc.*+	165,000	696,300
Capital Senior Living Corp.*+	5,555	68,549
Castlight Health, Inc., Class B*	449,900	584,870
cbdMD, Inc.*+	215,000	634,250
Chimerix, Inc.*	202,400	977,592
China Pharma Holdings, Inc.*	195,000	86,931
Cidara Therapeutics, Inc.*+	238,860	477,720
Clearside Biomedical, Inc.*+	134,000	367,160
Cogent Biosciences, Inc.*+	35,000	393,050
Conformis, Inc.*+	273,706	180,646
CorMedix, Inc.*	83,800	622,634
Corvus Pharmaceuticals, Inc.*+	110,100	391,956
Cumberland Pharmaceuticals, Inc.*	103,387	303,958
Curis, Inc.*+	110,000	900,900
Cyclerion Therapeutics, Inc.*	61,600	188,496
CynergisTek, Inc.*	70,000	101,500
Daxor Corp.*+	9,400	117,500
Digirad Corp.*+	31,890	114,485
ElectroCore, Inc.*	130,000	202,800
Electromed, Inc.*	40,500	397,305
Eloxx Pharmaceuticals, Inc.*+	139,000	553,220
Entasis Therapeutics Holdings, Inc.*+	110,000	271,700
Enzo Biochem, Inc.*	167,700	422,604
Equillium, Inc.*	85,000	454,750
Evolus, Inc.*+	105,000	352,800
Exagen, Inc.*	49,400	652,080

bridgewayfunds.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Health Care (continued)
EyePoint Pharmaceuticals, Inc.*+	32,520	$213,982
Five Prime Therapeutics, Inc.*	104,600	1,779,246
Forte Biosciences, Inc.*+	5,433	197,816
Genesis Healthcare, Inc.*	399,300	193,541
GlycoMimetics, Inc.*	169,800	638,448
Great Elm Group, Inc.*	78,493	215,071
Gritstone Oncology, Inc.*	150,000	591,000
Harrow Health, Inc.*	90,500	620,830
Harvard Bioscience, Inc.*	144,017	617,833
Infinity Pharmaceuticals, Inc.*	240,000	508,800
InspireMD, Inc.*	25,000	8,522
IntriCon Corp.*	45,900	830,790
IRIDEX Corp.*	100,400	252,004
IsoRay, Inc.*	184,000	82,800
Kewaunee Scientific Corp.*	7,700	97,097
Leap Therapeutics, Inc.*+	197,500	444,375
Lexicon Pharmaceuticals, Inc.*+	355,300	1,215,126
Lineage Cell Therapeutics, Inc.*+	453,161	797,563
LogicBio Therapeutics, Inc.*	72,900	556,227
Lumos Pharma, Inc.*+	16,644	594,357
Lyra Therapeutics, Inc.*	40,000	456,000
Marker Therapeutics, Inc.*+	155,416	225,353
Matinas BioPharma Holdings, Inc.*+	570,600	776,016
Merrimack Pharmaceuticals, Inc.*+	55,000	378,950
Milestone Scientific, Inc.*+	204,500	433,540
Minerva Neurosciences, Inc.*+	130,000	304,200
MTBC, Inc.*+	50,000	453,500
Mustang Bio, Inc.*+	160,000	605,600
Myomo, Inc.*+	24,000	161,520
NanoViricides, Inc.*+	34,439	98,840
Navidea Biopharmaceuticals, Inc.*	70,000	150,500
Neos Therapeutics, Inc.*	185,000	115,569
Neuronetics, Inc.*+	66,200	735,482
NovaBay Pharmaceuticals, Inc.*	25,000	17,425
Novan, Inc.*	350,000	284,550
Obalon Therapeutics, Inc.*+	33,000	49,500
Oncocyte Corp.*	200,000	478,000
Oragenics, Inc.*	140,000	62,860
Otonomy, Inc.*	84,800	548,656
Palatin Technologies, Inc.*	771,000	521,042

Health Care (continued)
PhaseBio Pharmaceuticals, Inc.*+	97,000	$325,920
Protalix BioTherapeutics, Inc.*+	133,100	483,153
RA Medical Systems, Inc.*	5,580	41,459
Retractable Technologies, Inc.*+	44,000	472,560
Rockwell Medical, Inc.*	258,290	260,873
Satsuma Pharmaceuticals, Inc.*	25,000	115,250
Savara, Inc.*	166,100	191,015
SCYNEXIS, Inc.*+	17,500	133,875
Senseonics Holdings, Inc.*	763,000	665,183
Sesen Bio, Inc.*	430,000	580,500
Sientra, Inc.*	127,894	497,508
Sierra Oncology, Inc.*	40,440	648,253
Solid Biosciences, Inc.*+	134,376	1,018,570
Surgalign Holdings, Inc.*	223,000	488,370
Synlogic, Inc.*+	160,000	345,600
Synthetic Biologics, Inc.*	74,300	28,457
T2 Biosystems, Inc.*+	250,000	310,000
Timber Pharmaceuticals, Inc.*+	44,100	32,766
Tonix Pharmaceuticals Holding Corp.*	200,000	135,000
TransEnterix, Inc.*+	205,895	128,684
Trevi Therapeutics, Inc.*+	85,000	205,700
UNITY Biotechnology, Inc.*+	30,450	159,558
Venus Concept, Inc.*	102,491	177,309
VolitionRX, Ltd.*+	120,000	466,800
Xeris Pharmaceuticals, Inc.*+	119,000	585,480
Xtant Medical Holdings, Inc.*+	100,000	119,610
Yumanity Therapeutics, Inc.*+	7,975	135,575
Zynerba Pharmaceuticals, Inc.*+	113,500	374,550
		44,034,945

Industrials - 10.89%
Acacia Research Corp.*	178,000	701,320
Acme United Corp.	11,535	347,549
AeroCentury Corp.*+	10,900	117,175
Air Industries Group*	205,000	252,150
AMREP Corp.*	28,900	246,806
ARC Document Solutions, Inc.	173,219	256,364
Armstrong Flooring, Inc.*	143,100	546,642
Atlas Technical Consultants, Inc.*	45,300	318,459

28	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
Avalon Holdings Corp., Class A*	3,900	$10,140
Babcock & Wilcox Enterprises, Inc.*	242,100	849,771
BG Staffing, Inc.	39,700	535,553
Charah Solutions, Inc.*+	120,000	344,400
Chicago Rivet & Machine Co.	8,000	182,880
Commercial Vehicle Group, Inc.*	56,400	487,860
CompX International, Inc.	11,200	159,376
CPI Aerostructures, Inc.*	39,700	152,091
DIRTT Environmental Solutions*	330,000	815,100
Eastern Co. (The)	21,200	510,920
Espey Mfg. & Electronics Corp.+	10,700	202,390
ExOne Co. (The)*	37,300	353,977
FreightCar America, Inc.*	50,000	120,500
Fuel Tech, Inc.*	50,000	194,000
GEE Group, Inc.*+	77,600	77,251
Gencor Industries, Inc.*	35,000	430,500
GP Strategies Corp.*	71,700	850,362
Graham Corp.	18,900	286,902
HC2 Holdings, Inc.*+	163,000	531,380
Hill International, Inc.*	190,451	365,666
Houston Wire & Cable Co.*	107,100	298,809
Hudson Global, Inc.*	10,942	114,891
India Globalization Capital, Inc.*+	164,000	255,840
Innovative Solutions & Support, Inc.	80,400	524,208
L B Foster Co., Class A*	26,700	401,835
LSI Industries, Inc.	48,000	410,880
Mayville Engineering Co., Inc.*	40,000	536,800
Mesa Air Group, Inc.*	110,000	735,900
Mistras Group, Inc.*	122,500	950,600
Orion Group Holdings, Inc.*	110,000	545,600
P&F Industries, Inc., Class A	10,500	63,525
PAM Transportation Services, Inc.*	2,000	98,000
Patriot Transportation Holding, Inc.	19,871	174,467
Performant Financial Corp.*	285,300	251,349
Perma-Pipe International Holdings, Inc.*	46,600	282,396
PICO Holdings, Inc.*	60,000	561,000
Quad/Graphics, Inc.	116,169	443,766

Industrials (continued)
RCM Technologies, Inc.*	23,642	$48,939
RR Donnelley & Sons Co.	275,000	621,500
Servotronics, Inc.*+	15,653	132,894
SIFCO Industries, Inc.*	16,024	134,602
Team, Inc.*	57,600	627,840
Titan International, Inc.	199,600	970,056
Twin Disc, Inc.*	43,100	338,335
Ultralife Corp.*	52,400	339,028
USA Truck, Inc.*	40,300	359,879
Virco Mfg. Corp.*	25,800	65,274
Volt Information Sciences, Inc.*	122,400	216,648
Willis Lease Finance Corp.*	10,100	307,646
YRC Worldwide, Inc.*+	70,000	310,100
		21,370,091

Information Technology - 10.31%
ADDvantage Technologies Group, Inc.*+	75,000	224,250
ALJ Regional Holdings, Inc.*	225,000	247,500
Amtech Systems, Inc.*	46,500	296,670
AstroNova, Inc.	30,000	319,500
Aviat Networks, Inc.*	18,386	627,882
Aware, Inc.*	59,579	208,526
Bel Fuse, Inc., Class B	30,400	456,912
BK Technologies Corp.	153,744	465,844
Blonder Tongue Laboratories, Inc.*	20,000	26,600
Communications Systems, Inc.	26,200	119,734
Computer Task Group, Inc.*	62,100	380,052
CSP, Inc.	34,700	268,231
Daktronics, Inc.	30,000	140,400
Eastman Kodak Co.*+	43,900	357,346
eMagin Corp.*+	235,000	387,750
EMCORE Corp.*	108,127	589,292
Everspin Technologies, Inc.*+	66,000	303,600
Frequency Electronics, Inc.*	20,000	216,200
GSI Technology, Inc.*	51,417	380,486
IEC Electronics Corp.*	41,650	564,357
Information Services Group, Inc.*	150,000	492,000
Innodata, Inc.*	85,955	455,562
Intellicheck, Inc.*+	80,200	914,681
inTEST Corp.*	30,600	198,591
Intevac, Inc.*	78,000	562,380

bridgewayfunds.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Inuvo, Inc.*	306,000	$138,587
Issuer Direct Corp.*+	11,500	201,365
Kaleyra, Inc.*+	55,000	542,300
Key Tronic Corp.*	37,100	255,990
KVH Industries, Inc.*	55,774	633,035
LGL Group, Inc. (The)*+	29,200	366,168
Marin Software, Inc.*	30,000	60,600
Network-1 Technologies, Inc.+	115,000	424,350
Oblong, Inc.*+	14,600	75,044
Optical Cable Corp.*	20,100	53,868
PCTEL, Inc.	70,200	461,214
Pixelworks, Inc.*	129,400	364,908
Powerfleet, Inc.*	98,000	728,140
PRGX Global, Inc.*	85,000	648,550
QAD, Inc., Class B	6,250	303,125
Quantum Corp.*	120,200	735,624
RealNetworks, Inc.*	170,000	265,200
RF Industries, Ltd.	32,600	160,066
Richardson Electronics, Ltd.	91,011	428,662
SeaChange International, Inc.*	125,000	175,000
ServiceSource International, Inc.*	359,917	633,454
SMTC Corp.*+	102,434	508,073
Sonim Technologies, Inc.*	150,000	108,600
Steel Connect, Inc.*	180,800	142,290
Synacor, Inc.*	155,900	212,024
Synchronoss Technologies, Inc.*	147,500	693,250
TESSCO Technologies, Inc.	20,000	124,800
TransAct Technologies, Inc.	30,000	213,000
Trio-Tech International*	26,800	106,168
Veritone, Inc.*	15,300	435,285
Wayside Technology Group, Inc.	18,498	353,312
WidePoint Corp.*+	26,500	267,915
Wireless Telecom Group, Inc.*	113,100	200,187
		20,224,500

Materials - 4.54%
Advanced Emissions Solutions, Inc.	56,500	310,750
AgroFresh Solutions, Inc.*	206,300	468,301
Ampco-Pittsburgh Corp.*	40,000	219,200
Comstock Mining, Inc.*	129,000	134,160
Contura Energy, Inc.*	90,600	1,030,122

Materials (continued)
Core Molding
Technologies, Inc.*	28,700	$404,096
Flexible Solutions International, Inc.*	45,707	113,810
Flotek Industries, Inc.*	167,300	353,003
Friedman Industries, Inc.	54,000	370,440
Golden Minerals Co.*+	450,000	342,000
Gulf Resources, Inc.*	56,960	233,536
Intrepid Potash, Inc.*+	55,000	1,328,250
IT Tech Packaging, Inc.*	147,000	81,806
LSB Industries, Inc.*	149,000	505,110
Northern Technologies International Corp.	27,900	294,624
Olympic Steel, Inc.	38,200	509,206
Paramount Gold Nevada Corp.*+	105,000	122,850
Ramaco Resources, Inc.*	148,200	426,816
Rayonier Advanced Materials, Inc.*	39,406	256,927
Solitario Zinc Corp.*	205,000	115,271
Synalloy Corp.*	21,500	167,700
TimkenSteel Corp.*	81,587	381,011
Trecora Resources*	69,041	482,597
United States Antimony Corp.*	8,500	4,437
Universal Stainless & Alloy Products, Inc.*	34,558	258,494
		8,914,517

Real Estate - 0.41%
American Realty Investors, Inc.*+	13,597	148,207
Stratus Properties, Inc.*	21,150	539,325
Trinity Place Holdings, Inc.*	91,100	113,875
		801,407

Utilities - 0.24%
Spark Energy, Inc., Class A+	48,400	463,188

TOTAL COMMON STOCKS - 99.18% 194,639,723
(Cost $143,370,408)

EXCHANGE TRADED FUND - 0.39%
iShares Micro-Cap ETF+	6,525	774,191

TOTAL EXCHANGE TRADED FUND - 0.39%		774,191
(Cost $163,006)

30	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
RIGHTS - 0.00%
Cogent Biosciences, Inc., CVR*∆	160,000	$–
Elanco Animal Health, Inc., CVR*∆	46,983	–
OncoMed Pharmaceuticals, Inc, CVR*∆	125,000	–
Proteostasis Therapeutics, Inc., CVR*∆	159,500	–
TOTAL RIGHTS - 0.00%		–
(Cost $32,820)

WARRANTS - 0.01%
LGL Group, Inc. (The), expiring 11/16/25*	29,200	18,072
SAExploration Series A, expiring 07/27/21*∆	848	–
SAExploration Series B, expiring 07/27/21*∆	848	–
TOTAL WARRANTS - 0.01%		18,072
(Cost $14,873)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.60%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,170,317	1,170,317
TOTAL MONEY MARKET FUND - 0.60%			1,170,317
(Cost $1,170,317)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.48%

Fidelity Investments Money Market Government Portfolio Class I**	0.01%		18,609,643
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.48%			18,609,643
(Cost $18,609,643)

TOTAL INVESTMENTS - 109.66%			$215,211,946
(Cost $163,361,067)
Liabilities in Excess of Other Assets - (9.66%)			(18,956,471)
NET ASSETS - 100.00%			$196,255,475
*	Non-income producing security.

**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.
^	Rate disclosed as of December 31, 2020.

∆	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+	This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $23,298,452 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$9,664,441	$–	$604,170	$10,268,611
Other Industries (a)	184,371,112	–	–	184,371,112
Total Common Stocks	194,035,553	–	604,170	194,639,723
Exchange Traded Fund	774,191	–	–	774,191
Rights	–	–	0	0
Warrants	18,072	–	0	18,072
Money Market Fund	–	1,170,317	–	1,170,317
Investments Purchased With Cash Proceeds From Securities Lending	–	18,609,643	–	18,609,643
TOTAL	$194,827,816	$19,779,960	$604,170	$215,211,946

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

bridgewayfunds.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Rights	Warrants	Total
Balance as of 06/30/2020	$683,707	$0	$0	$683,707
Purchases/Issuances	–	–	–	–
Sales/Expirations	(69,149)	–	–	(69,149)
Return of Capital	–	–	–	–
Realized Gain/ (Loss)	(520,235)	(750)	–	(520,985)
Change in unrealized Appreciation/ (Depreciation)	509,847	750	–	510,597
Transfers in	–	–	–	–
Transfers out	–	–	–	–
Balance as of 12/31/2020	$604,170	$0	$0	$604,170
Net change in unrealized Appreciation/ (Depreciation) from investments held as of 12/31/2020	$(20,139)	$–	$–	$(20,139)

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020
Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +29.39%, modestly underperforming our primary market benchmark, the Russell 2000 Growth Index (+29.61%), but outperforming our peer benchmark, the Lipper Small-Cap Growth Funds Index (+24.32%). It was a strong quarter on an absolute basis, and a mixed one on a relative basis.

For the calendar year, our Fund returned +13.38%, lagging both the Russell 2000 Growth Index (+34.63%) and the Lipper Small-Cap Growth Funds Index (+37.36%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)
Small-Cap Growth Fund	29.39%	38.55%	13.38%	9.98%	11.38%	6.02%	7.12%
Russell 2000 Growth Index	29.61%	38.88%	34.63%	16.36%	13.48%	10.69%	10.63%
Lipper Small-Cap Growth Funds Index	24.32%	34.84%	37.36%	18.41%	13.89%	10.47%	10.25%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	33

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment
from Inception October 31, 2003 to December 31, 2020

Detailed Explanation of Quarterly Performance

The Fund’s diversifying value metrics and price momentum models lagged the benchmark during the quarter, detracting from relative results. This negative impact was partly offset by the Fund’s primary company financial health models, which out-performed the benchmark. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) detracted from relative results. However, the Fund’s tilt toward smaller stocks in the small-cap growth universe added to relative performance.

From a sector perspective, the Fund’s allocation effect was negative. Underweightings in the Information Technology and Health Care sectors and an overweighting in the Materials sector detracted the most from relative results. However, the Fund’s stock selection effect was positive, largely driven by holdings in the Financials and Information Technology sectors.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories, Company Financial Health, Value Metrics, and Price Momentum, underperformed the benchmark during the year and hurt relative returns. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) also detracted from relative performance. In contrast, the Fund’s tilt toward smaller stocks in the small-cap growth universe helped offset some of these negative impacts.

From a sector perspective, the Fund’s allocation effect, excluding cash, was positive. Underweightings in the Industrials and Communication Services sectors added the most to relative results. However, the Fund’s stock selection effect was significantly negative, with holdings in the Health Care and Industrials sectors weighing most heavily on relative performance.

34	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	Calix, Inc.	Information Technology	1.7%
2	Innospec, Inc.	Materials	1.7%
3	Surgery Partners, Inc.	Health Care	1.6%
4	NuVasive, Inc.	Health Care	1.6%
5	Pitney Bowes, Inc.	Industrials	1.6%
6	Amneal Pharmaceuticals, Inc.	Health Care	1.6%
7	John B. Sanfilippo & Son, Inc.	Consumer Staples	1.6%
8	Ensign Group, Inc. (The)	Health Care	1.6%
9	Sportsman's Warehouse Holdings, Inc.	Consumer Discretionary	1.6%
10	Primoris Services Corp.	Industrials	1.6%
	Total		16.2%

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	0.0%	2.3%	-2.3%
Consumer Discretionary	16.3%	13.3%	3.0%
Consumer Staples	2.2%	2.9%	-0.7%
Energy	0.0%	0.2%	-0.2%
Financials	3.8%	4.1%	-0.3%
Health Care	33.1%	34.6%	-1.6%
Industrials	16.8%	13.8%	3.0%
Information Technology	17.6%	21.2%	-3.6%
Materials	4.7%	2.5%	2.2%
Real Estate	3.9%	3.5%	0.4%
Utilities	1.5%	1.6%	-0.1%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

bridgewayfunds.com	35

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

36	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
COMMON STOCKS - 99.89%
Consumer Discretionary - 16.33%
1-800-Flowers.com, Inc., Class A*+	3,400	$88,400
Asbury Automotive Group, Inc.*+	1,800	262,332
Boot Barn Holdings, Inc.*+	2,400	104,064
Camping World Holdings, Inc., Class A+	14,800	385,540
Crocs, Inc.*	6,000	375,960
Deckers Outdoor Corp.*	600	172,068
Installed Building Products, Inc.*	700	71,351
iRobot Corp.*+	2,600	208,754
LCI Industries	2,900	376,072
Malibu Boats, Inc., Class A*	3,600	224,784
Meritage Homes Corp.*	800	66,256
OneWater Marine, Inc., Class A*	3,600	104,724
Purple Innovation, Inc.*+	9,000	296,460
Rent-A-Center, Inc.	3,900	149,331
RH*+	900	402,768
Skyline Champion Corp.*	2,400	74,256
Sportsman’s Warehouse Holdings, Inc.*	25,300	444,015
Strategic Education, Inc.	4,200	400,386
TopBuild Corp.*	2,000	368,160
		4,575,681

Consumer Staples - 2.20%
B&G Foods, Inc.+	3,100	85,963
Central Garden & Pet Co., Class A*	2,200	79,926
John B. Sanfilippo & Son, Inc.	5,700	449,502
		615,391

Financials - 3.75%
Curo Group Holdings Corp.	29,900	428,467
Houlihan Lokey, Inc.	1,100	73,953
PennyMac Financial Services, Inc.	1,400	91,868
PJT Partners, Inc., Class A	5,300	398,825
Siebert Financial Corp.*+	13,900	58,380
		1,051,493

Health Care - 33.14%
AMN Healthcare Services, Inc.*	5,200	354,900

Health Care (continued)
Amneal Pharmaceuticals, Inc.*+	98,600	$450,602
Atrion Corp.	400	256,896
Avid Bioservices, Inc.*	14,900	171,946
Blueprint Medicines Corp.*	3,400	381,310
Catalyst Pharmaceuticals, Inc.*	89,500	298,930
CONMED Corp.	3,700	414,400
Corcept Therapeutics, Inc.*	15,800	413,328
Cutera, Inc.*	14,200	342,362
Ensign Group, Inc. (The)	6,100	444,812
iCAD, Inc.*+	24,600	324,720
InfuSystem Holdings, Inc.*	7,000	131,460
Innoviva, Inc.*	33,400	413,826
iRadimed Corp.*	7,300	166,440
Joint Corp. (The)*	14,600	383,396
LeMaitre Vascular, Inc.	1,900	76,950
Luminex Corp.*	17,200	397,664
Medpace Holdings, Inc.*	3,000	417,600
Millendo Therapeutics, Inc.*	164,300	351,602
Neuronetics, Inc.*+	32,700	363,297
NuVasive, Inc.*	8,100	456,273
Ontrak, Inc.*+	4,600	284,234
Prestige Consumer Healthcare, Inc.*	7,400	258,038
Radius Health, Inc.*	23,100	412,566
Select Medical Holdings Corp.*	15,400	425,964
Simulations Plus, Inc.+	3,600	258,912
Surgery Partners, Inc.*	15,800	458,358
Zynex, Inc.*+	13,000	174,980
		9,285,766
Industrials - 16.75%
Air Transport Services Group, Inc.*	13,000	407,420
Ameresco, Inc., Class A*	2,000	104,480
Atkore International Group, Inc.*	9,500	390,545
Atlas Air Worldwide Holdings, Inc.*	7,800	425,412
Avis Budget Group, Inc.*	6,900	257,370
Cornerstone Building Brands, Inc.*	43,000	399,040
Daseke, Inc.*	64,500	374,745
Evoqua Water Technologies Corp.*	3,000	80,940
HC2 Holdings, Inc.*	127,700	416,302
Masonite International Corp.*	700	68,838
Meritor, Inc.*	6,200	173,042

bridgewayfunds.com	37

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Rate^	Shares	Value
Common Stocks (continued)
Industrials (continued)
Pitney Bowes, Inc.	74,000	$455,840
Primoris Services Corp.	15,900	438,999
Shyft Group, Inc. (The)	12,000	340,560
Tetra Tech, Inc.	3,100	358,918
		4,692,451

Information Technology - 17.56%
Calix, Inc.*	15,800	470,208
Cardtronics PLC, Class A*	8,000	282,400
Diebold Nixdorf, Inc.*	38,100	406,146
Evo Payments, Inc., Class A*	10,500	283,605
ExlService Holdings, Inc.*	2,000	170,260
FormFactor, Inc.*	7,300	314,046
Inseego Corp.*+	23,900	369,733
MAXIMUS, Inc.	3,700	270,803
OSI Systems, Inc.*	900	83,898
Plantronics, Inc.+	10,000	270,300
Power Integrations, Inc.	5,200	425,672
Rimini Street, Inc.*	24,500	108,535
Super Micro Computer, Inc.*	7,500	237,450
TTEC Holdings, Inc.	5,800	422,994
Ultra Clean Holdings, Inc.*	13,200	411,180
Varonis Systems, Inc.*	2,400	392,664
		4,919,894

Materials - 4.73%
Forterra, Inc.*	24,700	424,716
Innospec, Inc.	5,100	462,723
Louisiana-Pacific Corp.	11,800	438,606
		1,326,045

Real Estate - 3.92%
Easterly Government
Properties, Inc.	9,600	217,440
National Storage Affiliates Trust	11,300	407,139
Redfin Corp.*	5,100	350,013
Terreno Realty Corp.	2,100	122,871
		1,097,463
Utilities - 1.51%
York Water Co. (The)	9,100	424,060
TOTAL COMMON STOCKS - 99.89%		27,988,244
MONEY MARKET FUND - 0.18%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	51,618	$51,618
TOTAL MONEY MARKET FUND - 0.18%			51,618
(Cost $51,618)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.86%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	800,131	800,131

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.86%			800,131
(Cost $800,131)
TOTAL INVESTMENTS - 102.93%			$28,839,993
(Cost $21,779,722)
Liabilities in Excess of Other Assets - (2.93%)			(821,581)

NET ASSETS - 100.00%			$28,018,412
*	Non-income producing security.

**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.
^	Rate disclosed as of December 31, 2020.
+	This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $3,291,170 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

38	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$27,988,244	$–	$–	$27,988,244
Money Market Fund	–	51,618	–	51,618
Investments Purchased With Cash Proceeds From Securities Lending	–	800,131	–	800,131
TOTAL	$27,988,244	$851,749	$–	$28,839,993
(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	39

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +32.79%, underperforming our primary market benchmark, the Russell 2000 Value Index (+33.36%), but leading our peer benchmark, the Lipper Small-Cap Value Funds Index (+29.55%). It was a good quarter on an absolute basis and a mixed one on a relative basis.

For the calendar year, our Fund returned +12.04%, outperforming both the Russell 2000 Value Index (+4.63%) and the Lipper Small-Cap Value Funds Index (+1.81%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	32.79%	44.93%	12.04%	8.75%	9.02%	5.72%	7.20%
Russell 2000 Value Index	33.36%	36.77%	4.63%	9.65%	8.66%	6.92%	8.01%
Lipper Small-Cap Value Funds Index	29.55%	34.03%	1.81%	7.76%	7.54%	6.57%	7.82%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

40	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment
from Inception October 31, 2003 to December 31, 2020

Detailed Explanation of Quarterly Performance

The Fund’s value metrics and company financial health models modestly underperformed the benchmark and detracted from relative results. This negative impact was partly offset by outperformance from Fund’s price momentum model. The Fund’s tilt toward deeper value stocks (across multiple valuation metrics) and smaller stocks in the small-cap value universe added to relative performance.

From a sector perspective, the Fund’s allocation effect excluding cash was positive. An underweighting in the Utilities sector and an overweighting in the Energy sector added the most to relative results. However, the Fund’s stock selection effect was negative, largely driven by poor performance from holdings in the Communication Services, Information Technology, and Real Estate sectors.

Detailed Explanation of Calendar Year Performance

The Fund’s core value metrics models and diversifying price momentum model strongly outperformed the benchmark and added significantly to relative results. Underperformance by the Fund’s diversifying company financial health models offset some of that positive impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics had a mixed impact on relative performance, while a tilt toward smaller stocks in the small-cap value universe detracted from relative results.

From a sector perspective, the Fund’s allocation effect excluding cash was negative. An underweighting in the Consumer Staples sector and an overweighting in the Real Estate sector detracted the most from relative results. However, the Fund’s stock selection effect was significantly positive, primarily due to strong performance from holdings in the Financials, Con-sumer Discretionary, and Consumer Staples sectors.

bridgewayfunds.com	41

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	GameStop Corp., Class A	Consumer Discretionary	2.0%
2	Antero Resources Corp.	Energy	1.9%
3	Mistras Group, Inc.	Industrials	1.7%
4	Primoris Services Corp.	Industrials	1.6%
5	CONSOL Energy, Inc.	Energy	1.6%
6	Darling Ingredients, Inc.	Consumer Staples	1.6%
7	Ryerson Holding Corp.	Materials	1.5%
8	LeMaitre Vascular, Inc.	Health Care	1.5%
9	Artisan Partners Asset Management, Inc., Class A	Financials	1.5%
10	CASI Pharmaceuticals, Inc.	Health Care	1.5%
	Total		16.4%

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	0.2%	2.4%	-2.2%
Consumer Discretionary	15.8%	12.8%	3.0%
Consumer Staples	3.6%	3.5%	0.1%
Energy	8.7%	4.2%	4.5%
Financials	24.6%	27.6%	-3.0%
Health Care	9.1%	6.4%	2.7%
Industrials	14.2%	16.8%	-2.7%
Information Technology	9.1%	6.4%	2.7%
Materials	5.7%	6.3%	-0.6%
Real Estate	7.6%	9.1%	-1.5%
Utilities	1.3%	4.5%	-3.2%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

42	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	43

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
COMMON STOCKS - 99.93%
Communication Services - 0.18%
Consolidated Communications Holdings, Inc.*	14,800	$72,372

Consumer Discretionary - 15.82%
Adient PLC*	11,400	396,378
Chico’s FAS, Inc.	128,300	203,997
Everi Holdings, Inc.*	33,200	458,492
GameStop Corp., Class A*+	42,500	800,700
Hibbett Sports, Inc.*	10,100	466,418
Lithia Motors, Inc., Class A	800	234,136
Meritage Homes Corp.*	2,500	207,050
Michaels Cos., Inc. (The)*+	42,500	552,925
ODP Corp. (The)+	15,430	452,099
Scientific Games Corp.*	13,300	551,817
Shoe Carnival, Inc.+	13,100	513,258
Sleep Number Corp.*	6,700	548,462
Tenneco, Inc., Class A*	51,900	550,140
Tupperware Brands Corp.*	15,800	511,762
		6,447,634

Consumer Staples - 3.62%
Darling Ingredients, Inc.*	11,300	651,784
Ingles Markets, Inc., Class A	4,100	174,906
SpartanNash Co.	7,600	132,316
United Natural Foods, Inc.*+	26,100	416,817
Weis Markets, Inc.+	2,100	100,401
		1,476,224

Energy - 8.74%
Antero Resources Corp.*+	142,700	777,715
Comstock Resources, Inc.*	20,700	90,459
CONSOL Energy, Inc.*	91,600	660,436
CVR Energy, Inc.	6,500	96,850
Dorian LPG, Ltd.*	29,800	363,262
Nabors Industries, Ltd.+	4,200	244,566
Peabody Energy Corp.*	181,300	436,933
Solaris Oilfield Infrastructure, Inc., Class A	14,400	117,216
Whiting Petroleum Corp.*	8,700	217,500
World Fuel Services Corp.	17,900	557,764
		3,562,701

Financials - 24.62%
Amalgamated Bank, Class A	13,400	$184,116
A-Mark Precious Metals, Inc.	3,700	94,905
Artisan Partners Asset Management, Inc., Class A	12,100	609,114
Axos Financial, Inc.*	15,900	596,727
Berkshire Hills Bancorp, Inc.	31,300	535,856
Cadence BanCorp	9,900	162,558
Chemung Financial Corp.	1,600	54,320
Enova International, Inc.*	5,700	141,189
Enstar Group, Ltd.*	2,100	430,269
Essent Group, Ltd.	10,900	470,880
Federated Hermes, Inc.	8,500	245,565
First BanCorp Puerto Rico	46,800	431,496
GAMCO Investors, Inc., Class A	8,700	154,338
Green Dot Corp., Class A*	9,100	507,780
HarborOne Bancorp, Inc.	49,900	541,914
LCNB Corp.	9,500	139,555
National Bank Holdings Corp., Class A	16,700	547,092
National General Holdings Corp.	14,400	492,192
National Western Life Group, Inc., Class A	1,900	392,236
Nelnet, Inc., Class A	2,600	185,224
NMI Holdings, Inc., Class A*	11,300	255,945
Piper Sandler Cos.	5,700	575,130
Provident Bancorp, Inc.	19,000	228,000
Selective Insurance Group, Inc.	6,200	415,276
Stewart Information Services Corp.	10,000	483,600
Stifel Financial Corp.	10,800	544,968
Waddell & Reed Financial, Inc., Class A	8,700	221,589
Walker & Dunlop, Inc.	2,600	239,252
Waterstone Financial, Inc.	8,300	156,206
		10,037,292
Health Care - 9.14%
Avid Bioservices, Inc.*	19,000	219,260
CASI Pharmaceuticals, Inc.*	205,200	605,340
Community Health Systems, Inc.*	51,500	382,645
HealthStream, Inc.*	14,700	321,048
Lannett Co., Inc.*+	29,700	193,644

44	Semi-Annual Report | December 31, 2020 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
Common Stocks (continued)
Health Care (continued)
LeMaitre Vascular, Inc.	15,300	$619,650
Milestone Scientific, Inc.*	99,800	211,576
National HealthCare Corp.	1,300	86,333
Owens & Minor, Inc.	18,800	508,540
Phibro Animal Health Corp., Class A	12,500	242,750
TherapeuticsMD, Inc.*+	275,500	333,355
		3,724,141

Industrials - 14.18%
ABM Industries, Inc.	12,300	465,432
Arcosa, Inc.	3,800	208,734
Atlas Air Worldwide Holdings, Inc.*	5,000	272,700
Builders FirstSource, Inc.*	12,900	526,449
GMS, Inc.*	3,900	118,872
Hub Group, Inc., Class A*	2,600	148,200
L B Foster Co., Class A*	22,800	343,140
Mistras Group, Inc.*	88,300	685,208
Pitney Bowes, Inc.	45,900	282,744
Primoris Services Corp.	24,200	668,162
Quad/Graphics, Inc.	145,900	557,338
SkyWest, Inc.	3,500	141,085
Triton International, Ltd./Bermuda	2,800	135,828
US Xpress Enterprises, Inc., Class A*	84,300	576,612
Veritiv Corp.*	25,900	538,461
Willis Lease Finance Corp.*	3,700	112,702
		5,781,667
Information Technology - 9.13%
Amkor Technology, Inc.	36,100	544,388
Axcelis Technologies, Inc.*	7,400	215,488
Cardtronics PLC, Class A*	2,700	95,310
Cohu, Inc.	15,600	595,608
Conduent, Inc.*	29,200	140,160
Diebold Nixdorf, Inc.*	13,000	138,580
MoneyGram International, Inc.*	23,600	128,974
PC Connection, Inc.	6,200	293,198
Sanmina Corp.*	14,800	471,972
Sykes Enterprises, Inc.*	13,500	508,545
Synaptics, Inc.*+	6,100	588,040
		3,720,263
Materials - 5.66%
Commercial Metals Co.	21,500	441,610
Innospec, Inc.	4,800	435,504

Materials (continued)
Olympic Steel, Inc.	8,000	$106,640
Rayonier Advanced Materials, Inc.*	23,500	153,220
Ryerson Holding Corp.*	45,800	624,712
SunCoke Energy, Inc.	32,100	139,635
Verso Corp., Class A	33,600	403,872
		2,305,193

Real Estate - 7.57%
Gladstone Commercial Corp.	18,200	327,600
Gladstone Land Corp.	14,700	215,208
Monmouth Real Estate Investment Corp.	29,700	514,404
Newmark Group, Inc., Class A	8,800	64,152
Physicians Realty Trust+	12,200	217,160
QTS Realty Trust, Inc., Class A+	4,100	253,708
Realogy Holdings Corp.*	41,100	539,232
Retail Opportunity Investments Corp.	14,100	188,799
STAG Industrial, Inc.	11,800	369,576
Terreno Realty Corp.	6,800	397,868
		3,087,707

Utilities - 1.27%
Atlantic Power Corp.*	245,900	516,390
TOTAL COMMON STOCKS - 99.93%		40,731,584
(Cost $32,781,091)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.14%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	56,369	56,369
TOTAL MONEY MARKET FUND - 0.14%			56,369
(Cost $56,369)

bridgewayfunds.com	45

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.46%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	1,411,967	$1,411,967
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.46%			1,411,967
(Cost $1,411,967)

TOTAL INVESTMENTS - 103.53%			$42,199,920
(Cost $34,249,427)
Liabilities in Excess of Other Assets - (3.53%)			(1,437,355)
NET ASSETS - 100.00%			$40,762,565

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.
^	Rate disclosed as of December 31, 2020.
+	This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $4,545,495 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$40,731,584	$–	$–	$40,731,584
Money Market Fund	–	56,369	–	56,369
Investments Purchased With Cash Proceeds From Securities Lending	–	1,411,967	–	1,411,967
TOTAL	$40,731,584	$1,468,336	$–	$42,199,920

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

46	Semi-Annual Report | December 31, 2020 (Unaudited)

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020
Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +12.75%, outperforming our primary market benchmark, the S&P 500 Index (+12.15%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+12.12%), and the Russell Top 50 Mega Cap Index (+10.42%). It was a good quarter.

For the calendar year, our Fund returned +13.51%, trailing the S&P 500 Index (+18.40%), the Lipper Large-Cap Core Funds Index (+16.10%), and the Russell Top 50 Mega Cap Index (+26.80%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)
Blue Chip Fund	12.75%	21.40%	13.51%	14.46%	13.35%	9.69%	8.11%
S&P 500 Index	12.15%	22.16%	18.40%	15.22%	13.88%	9.88%	8.04%
Russell Top 50 Mega Cap Index	10.42%	23.43%	26.80%	17.26%	14.94%	10.31%	7.60%
Lipper Large-Cap Core Funds Index	12.12%	21.70%	16.10%	14.04%	12.49%	8.85%	7.11%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective July 31, 2019, the Fund’s principal strategies were significantly revised.

bridgewayfunds.com	47

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment
from Inception July 31, 1997 to December 31, 2020

Detailed Explanation of Quarterly Performance

An overweighting in value stocks improved relative returns for the quarter. While the Fund’s design doesn’t focus on value or growth, our quarterly rebalancing process increased the portfolio’s exposure to value stocks that outperformed growth stocks during the quarter. In contrast, the Fund’s mega-cap design detracted from relative performance, because the portfolio was concentrated in larger stocks during a quarter in which the smaller stocks in the large-cap universe outperformed.

From a sector perspective, the Fund’s allocation effect was positive, largely driven by overweightings in the Energy and Financials sectors and an underweighting in the Health Care sector. However, the Fund’s stock selection effect was negative. Holdings in the Consumer Discretionary and Health Care sectors detracted the most from relative performance.

Detailed Explanation of Calendar Year Performance

An overweighting in value stocks detracted from relative results. While the Fund’s design doesn’t focus on value or growth, the quarterly rebalancing process increased the portfolio’s exposure to value stocks during a year in which value under-performed growth overall. The Fund’s roughly equal weight design also detracted from relative performance. Maintaining a roughly equal weight portfolio resulted in overweightings in smaller stocks in the mega-cap space that underperformed during most of the year.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Real Estate and Utilities sectors and an overweighting in the Communication Services sector contributed the most to relative performance. However, the Fund’s stock selection effect was negative, largely driven by poor performance from holdings in the Information Technology, Financials, Industrials, and Health Care sectors.

48	Semi-Annual Report | December 31, 2020 (Unaudited)

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

The table is intended to provide a frame of reference for size.

				Annualized
CRSP Decile1	Quarter	6 Months	1 Year	5 Years	10 Years	94 Years
1 (ultra-large)	12.07%	24.04%	24.00%	16.82%	14.60%	9.66%
2	18.19%	26.51%	21.46%	15.27%	13.73%	10.72%
3	22.59%	34.12%	23.56%	15.52%	13.06%	11.17%
4	25.37%	32.73%	18.11%	13.32%	12.33%	10.98%
5	31.15%	36.98%	25.22%	12.80%	11.20%	11.43%
6	36.86%	41.80%	31.88%	14.98%	12.42%	11.48%
7	33.87%	42.18%	29.06%	17.57%	13.75%	11.81%
8	37.38%	37.60%	15.88%	11.55%	10.16%	11.42%
9	37.86%	47.38%	34.68%	17.37%	12.38%	11.66%
10 (ultra-small)	38.01%	42.88%	34.53%	14.46%	10.83%	13.29%
1	Performance figures are as of the period ended December 31, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgewayfunds.com	49

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip Fund stocks for the calendar year December 31, 2020:

Rank Company		Industry	% Contribution to Return
1	Amazon.com, Inc.	Consumer Discretionary	3.0%
2	QUALCOMM, Inc.	Information Technology	2.8%
3	Apple, Inc.	Information Technology	2.8%
4	Microsoft Corp.	Information Technology	1.8%
5	Facebook, Inc., Class A	Communication Services	1.5%
6	United Parcel Service, Inc., Class B	Industrials	1.4%
7	Walt Disney Co. (The)	Communication Services	0.7%
8	Oracle Corp.	Information Technology	0.7%
9	Walmart, Inc.	Consumer Staples	0.6%
10	Home Depot, Inc. (The)	Consumer Discretionary	0.6%
10	Visa, Inc., Class A	Information Technology	0.6%
11	Alphabet, Inc., Class A	Communication Services	0.6%
12	Alphabet, Inc., Class C	Communication Services	0.6%
13	Procter & Gamble Co. (The)	Consumer Staples	0.5%
14	Carrier Global Corp.	Industrials	0.5%
15	UnitedHealth Group, Inc.	Health Care	0.5%
16	Comcast Corp., Class A	Communication Services	0.4%
17	Otis Worldwide Corp.	Industrials	0.3%
18	Johnson & Johnson	Health Care	0.2%
19	McDonald’s Corp.	Consumer Discretionary	0.2%
20	PepsiCo, Inc.	Consumer Staples	0.2%
21	Pfizer, Inc.	Health Care	0.2%
22	Cisco Systems, Inc.	Information Technology	0.1%
23	Viatris, Inc.	Health Care	0.0%
23	3M Co.	Industrials	0.0%
24	Berkshire Hathaway, Inc., Class B	Financials	0.0%
25	Verizon Communications, Inc.	Communication Services	0.0%
26	International Business Machines Corp.	Information Technology	-0.1%
27	Coca-Cola Co. (The)	Consumer Staples	-0.2%
28	Merck & Co., Inc.	Health Care	-0.2%
29	Intel Corp.	Information Technology	-0.3%
30	Citigroup, Inc.	Financials	-0.3%
31	Chevron Corp.	Energy	-0.4%
32	JPMorgan Chase & Co.	Financials	-0.5%
33	Exxon Mobil Corp.	Energy	-0.8%
34	Raytheon Technologies Corp.	Industrials	-0.8%
35	AT&T, Inc.	Communication Services	-0.9%
36	Boeing Co. (The)	Industrials	-1.0%
37	Bank of America Corp.	Financials	-1.0%
38	Wells Fargo & Co.	Financials	-1.4%

50	Semi-Annual Report | December 31, 2020 (Unaudited)

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	17.2%	10.8%	6.4%
Consumer Discretionary	8.6%	12.7%	-4.1%
Consumer Staples	10.6%	6.5%	4.1%
Energy	4.5%	2.3%	2.2%
Financials	13.3%	10.4%	2.9%
Health Care	9.5%	13.5%	-4.0%
Industrials	11.4%	8.4%	3.0%
Information Technology	25.1%	27.6%	-2.5%
Materials	0.0%	2.6%	-2.6%
Real Estate	0.0%	2.4%	-2.4%
Utilities	0.0%	2.8%	-2.8%
Liabilities in Excess of Other Assets	-0.2%	0.0%	-0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	51

Blue Chip Fund
SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value
COMMON STOCKS - 100.25%
Communication Services - 17.17%
Alphabet, Inc., Class A*	5,180	$9,078,675
Alphabet, Inc., Class C*	5,159	9,037,949
AT&T, Inc.	365,555	10,513,362
Comcast Corp., Class A	203,800	10,679,120
Facebook, Inc., Class A*	64,000	17,482,240
Verizon Communications, Inc.	178,389	10,480,354
Walt Disney Co. (The)*	58,750	10,644,325
		77,916,025
Consumer Discretionary - 8.59%
Amazon.com, Inc.*	5,450	17,750,269
Home Depot, Inc. (The)	39,700	10,545,114
McDonald’s Corp.	49,700	10,664,626
		38,960,009

Consumer Staples - 10.64%

Coca-Cola Co. (The)	193,614	10,617,792
PepsiCo, Inc.	70,675	10,481,102
Procter & Gamble Co. (The)	119,906	16,683,721
Walmart, Inc.	72,869	10,504,066
		48,286,681
Energy - 4.50%
Chevron Corp.	121,345	10,247,585
Exxon Mobil Corp.	246,887	10,176,682
		20,424,267

Financials - 13.33%
Bank of America Corp.	348,608	10,566,309
Berkshire Hathaway, Inc., Class B*	46,100	10,689,207
Citigroup, Inc.	172,200	10,617,852
JPMorgan Chase & Co.	141,195	17,941,649
Wells Fargo & Co.	353,619	10,672,221
		60,487,238

Health Care - 9.49%
Johnson & Johnson	68,412	10,766,681
Merck & Co., Inc.	128,235	10,489,623
Pfizer, Inc.	284,974	10,489,893
UnitedHealth Group, Inc.	30,500	10,695,740
Viatris, Inc.*	33,584	629,364
		43,071,301

Industrials - 11.43%
3M Co.	59,700	$10,434,963
Boeing Co. (The)	48,500	10,381,910
Carrier Global Corp.	81,010	3,055,697
Otis Worldwide Corp.	39,205	2,648,298
Raytheon Technologies Corp.	149,910	10,720,064
United Parcel Service, Inc., Class B	86,863	14,627,729
		51,868,661
Information Technology - 25.10%
Apple, Inc.	135,500	17,979,495
Cisco Systems, Inc.	227,808	10,194,408
Intel Corp.	209,793	10,451,887
International Business Machines Corp.	83,867	10,557,178
Microsoft Corp.	80,245	17,848,093
Oracle Corp.	161,263	10,432,103
QUALCOMM, Inc.	119,400	18,189,396
Visa, Inc., Class A	83,350	18,231,146
		113,883,706
TOTAL COMMON STOCKS - 100.25%		454,897,888
(Cost $197,653,357)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	948	948
TOTAL MONEY MARKET FUND - 0.00%			948
(Cost $948)
TOTAL INVESTMENTS - 100.25%			$454,898,836
(Cost $197,654,305)
Liabilities in Excess of Other Assets - (0.25%)			(1,124,279)
NET ASSETS - 100.00%			$453,774,557
*	Non-income producing security.
^	Rate disclosed as of December 31, 2020.

52	Semi-Annual Report | December 31, 2020 (Unaudited)

Blue Chip Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$454,897,888	$–	$–	$454,897,888
Money Market Fund	–	948	–	948
TOTAL	$454,897,888	$948	$–	$454,898,836

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	53

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +5.94%, underperforming our primary market benchmark, the S&P 500 Index (+12.15%) and our peer benchmark, the Lipper Balanced Funds Index (+9.58%). However, the Fund performed in line with its design during the quarter.

For the calendar year, our Fund returned +10.55%, underperforming the S&P 500 Index (+18.40%) and the Lipper Balanced Funds Index (+13.57%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)
Managed Volatility Fund	5.94%	9.20%	10.55%	5.64%	5.17%	3.99%	4.36%
S&P 500 Index	12.15%	22.16%	18.40%	15.22%	13.88%	9.88%	8.05%
Lipper Balanced Funds Index	9.58%	16.37%	13.57%	9.60%	8.28%	6.81%	6.22%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

54	Semi-Annual Report | December 31, 2020 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment
from Inception June 30, 2001 to December 31, 2020

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund met its design objective by capturing 49% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 6.38% during the quarter, which was 61% lower than the S&P 500’s annualized standard deviation of 16.19% during the same period.

The portfolio’s equities component made the largest positive contribution to performance, returning roughly 5.7%. The portfolio’s options component also added to performance, returning about 0.4%. In contrast, the portfolio’s futures component detracted from performance, contributing roughly -0.3% to the Fund’s return. This performance was in line with expectations during a rising equity market. Returns for the portfolio’s fixed income component were essentially flat for the quarter.

Detailed Explanation of Calendar Year Performance

For the year, the Managed Volatility Fund met its design objective by capturing 57% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 12.65% during the year, which was 64% lower than the S&P 500’s annualized standard deviation of 34.91% during the same period.

The portfolio’s equities and options components added to performance, contributing roughly 10.3% and 1.4% to the Fund’s return, respectively. The portfolio’s futures component detracted from performance, returning roughly -2.5%, but this performance was in line with expectations during a rising equity market. The performance of the portfolio’s fixed income component was flat during the year.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 15 years and since inception, the Fund has captured roughly 40% and 54%, respectively, of the S&P 500’s return. The Fund’s annualized standard deviation has been about 56% lower than the index’s for the last 15 years and since inception.

bridgewayfunds.com	55

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Information Technology	3.1%
2	Amazon.com, Inc.	Consumer Discretionary	3.0%
3	Microsoft Corp.	Information Technology	2.1%
4	Alphabet, Inc., Class A	Communication Services	1.4%
5	Alphabet, Inc., Class C	Communication Services	1.4%
6	Walmart, Inc.	Consumer Staples	1.3%
7	Adobe, Inc.	Information Technology	1.2%
8	QUALCOMM, Inc.	Information Technology	1.1%
9	UnitedHealth Group, Inc.	Health Care	1.1%
10	Lowe’s Cos., Inc.	Consumer Discretionary	1.0%
	Total		16.7%

Industry Sector Representation as of December 31, 2020

Asset Type	% of Net Assets
Common Stock	54.1%
Communication Services	5.7%
Consumer Discretionary	6.0%
Consumer Staples	5.4%
Energy	1.0%
Financials	5.6%
Health Care	7.7%
Industrials	4.0%
Information Technology	14.7%
Materials	1.2%
Real Estate	0.9%
Utilities	1.9%
U.S. Government Obligations	34.2%
Call Options Written	-1.3%
Put Options Written	-1.2%
Money Market Fund	7.8%
Cash & Other Assets	6.4%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large

56	Semi-Annual Report | December 31, 2020 (Unaudited)

Managed Volatility Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	57

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value

COMMON STOCKS - 54.08%
Communication Services - 5.73%
Alphabet, Inc., Class A*	260	$455,686
Alphabet, Inc., Class C*	260	455,489
AT&T, Inc.#	3,140	90,306
CenturyLink, Inc.	1,200	11,700
Comcast Corp., Class A#	600	31,440
Discovery, Inc., Class C*	1,014	26,557
DISH Network Corp., Class A*#	5,000	161,700
Facebook, Inc., Class A*#	1,100	300,476
Fox Corp., Class A#	266	7,746
Omnicom Group, Inc.#	600	37,422
Verizon Communications, Inc.#	900	52,875
Walt Disney Co. (The)*#	1,165	211,075
		1,842,472
Consumer Discretionary - 5.99%
Amazon.com, Inc.*#	300	977,079
AutoZone, Inc.*	100	118,544
Carnival Corp.	300	6,498
Dollar General Corp.	300	63,090
eBay, Inc.#	500	25,125
Ford Motor Co.	2,900	25,491
Hasbro, Inc.	300	28,062
Lowe's Cos., Inc.#	2,000	321,020
McDonald's Corp.	300	64,374
NIKE, Inc., Class B#	600	84,882
Ross Stores, Inc.	500	61,405
Starbucks Corp.	400	42,792
Target Corp.	300	52,959
Wynn Resorts, Ltd.	200	22,566
Yum! Brands, Inc.	300	32,568
		1,926,455
Consumer Staples - 5.38%
Archer-Daniels-Midland Co.	400	20,164
Campbell Soup Co.#	1,300	62,855
Clorox Co. (The)#	1,400	282,688
Coca-Cola Co. (The)	900	49,356
Colgate-Palmolive Co.#	400	34,204
Constellation Brands, Inc., Class A#	500	109,525
Costco Wholesale Corp.#	600	226,068
General Mills, Inc.#	800	47,040
J M Smucker Co. (The)	400	46,240
Kimberly-Clark Corp.#	600	80,898
Kroger Co. (The)#	800	25,408
Mondelez International,
Inc., Class A#	1,200	70,164

Consumer Staples (continued)
PepsiCo, Inc.#	900	$133,470
Procter & Gamble Co. (The)	800	111,312
Walmart, Inc.#	3,000	432,450
		1,731,842
Energy - 1.05%
Chevron Corp.#	678	57,257
ConocoPhillips	887	35,471
EOG Resources, Inc.	500	24,935
Exxon Mobil Corp.	1,900	78,318
Kinder Morgan, Inc.	500	6,835
Marathon Petroleum Corp.#	1,700	70,312
Phillips 66	593	41,474
Valero Energy Corp.	400	22,628
		337,230
Financials - 5.61%
Aflac, Inc.#	500	22,235
Allstate Corp. (The)#	800	87,944
American Express Co.	300	36,273
Aon PLC, Class A	300	63,381
Bank of America Corp.#	700	21,217
Berkshire Hathaway, Inc., Class B*#	700	162,309
BlackRock, Inc.	300	216,462
Capital One Financial Corp.	200	19,770
Charles Schwab Corp. (The)	800	42,432
Chubb, Ltd.	461	70,957
Citigroup, Inc.#	810	49,945
Comerica, Inc.	300	16,758
Goldman Sachs Group, Inc. (The)#	200	52,742
Huntington Bancshares, Inc.	3,200	40,416
JPMorgan Chase & Co.#	1,000	127,070
KeyCorp.	3,300	54,153
Marsh & McLennan Cos., Inc.	400	46,800
MetLife, Inc.#	1,000	46,950
Morgan Stanley#	800	54,824
PNC Financial Services Group, Inc. (The)	500	74,500
Progressive Corp. (The)#	1,220	120,633
S&P Global, Inc.	500	164,365
T Rowe Price Group, Inc.	200	30,278
Truist Financial Corp.	300	14,379
U.S. Bancorp#	1,900	88,521

58	Semi-Annual Report | December 31, 2020 (Unaudited)

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Wells Fargo & Co.#	2,671	$80,611
		1,805,925

Health Care - 7.74%
Abbott Laboratories*#	1,000	109,490
AbbVie, Inc.#	1,859	199,192
Amgen, Inc.#	500	114,960
Anthem, Inc.	300	96,327
Baxter International, Inc.#	300	24,072
Becton Dickinson & Co.	273	68,310
Biogen, Inc.*#	800	195,888
Bristol-Myers Squibb Co.#	1,579	97,945
Cigna Corp.	299	62,246
CVS Health Corp.	400	27,320
Danaher Corp.	200	44,428
DaVita, Inc.*#	700	82,180
DexCom, Inc.*#	800	295,776
Gilead Sciences, Inc.	400	23,304
Johnson & Johnson#	500	78,690
Medtronic PLC	400	46,856
Merck & Co., Inc.#	1,700	139,060
Pfizer, Inc.#	1,700	62,577
Regeneron Pharmaceuticals, Inc.*#	200	96,622
Stryker Corp.	160	39,206
Thermo Fisher Scientific, Inc.#	500	232,890
UnitedHealth Group, Inc.#	1,000	350,680
Viatris, Inc.*	210	3,936
		2,491,955

Industrials - 3.97%
3M Co.#	500	87,395
American Airlines Group, Inc.#	500	7,885
Boeing Co. (The)	300	64,218
Carrier Global Corp.	540	20,369
Emerson Electric Co.	400	32,148
FedEx Corp.#	600	155,772
Honeywell International, Inc.#	600	127,620
Ingersoll Rand, Inc.*	176	8,019
Johnson Controls International PLC	454	21,152
L3Harris Technologies, Inc.	200	37,804
Lockheed Martin Corp.	270	95,845
Northrop Grumman Corp.#	700	213,304
Otis Worldwide Corp.	270	18,238

Industrials (continued)
Raytheon Technologies Corp.#	1,240	$88,672
Republic Services, Inc.	300	28,890
Southwest Airlines Co.#	1,400	65,254
Spirit AeroSystems Holdings, Inc., Class A#	1,000	39,090
Trane Technologies PLC	200	29,032
Union Pacific Corp.	300	62,466
United Parcel Service, Inc., Class B	100	16,840
Waste Management, Inc.#	500	58,965
		1,278,978

Information Technology - 14.67%
Adobe, Inc.*#	800	400,096
Akamai Technologies, Inc.*#	1,500	157,485
Apple, Inc.#	7,400	981,906
Applied Materials, Inc.#	1,100	94,930
Cisco Systems, Inc.#	3,000	134,250
Citrix Systems, Inc.	500	65,050
Cognizant Technology Solutions Corp., Class A#	700	57,365
DXC Technology Co.	171	4,403
Hewlett Packard Enterprise Co.	4,200	49,770
HP, Inc.	2,000	49,180
Intel Corp.#	2,700	134,514
International Business Machines Corp.#	400	50,352
Intuit, Inc.	400	151,940
Juniper Networks, Inc.	2,700	60,777
Mastercard, Inc., Class A#	800	285,552
Micron Technology, Inc.*#	2,600	195,468
Microsoft Corp.#	3,100	689,502
NetApp, Inc.	400	26,496
NortonLifeLock, Inc.	1,100	22,858
Oracle Corp.#	860	55,634
PayPal Holdings, Inc.*#	1,100	257,620
QUALCOMM, Inc.#	2,400	365,616
salesforce.com, Inc.*#	700	155,771
Texas Instruments, Inc.	470	77,141
Visa, Inc., Class A#	900	196,857
		4,720,533
Materials - 1.23%
Corteva, Inc.	1,033	39,998
Dow, Inc.	533	29,581
DuPont de Nemours, Inc.#	933	66,346

bridgewayfunds.com	59

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value	Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
Common Stocks (continued)
Materials (continued)
Ecolab, Inc.	500	$108,180
Linde PLC	300	79,053
Sherwin-Williams Co. (The)	100	73,491
		396,649

Real Estate - 0.86%
American Tower Corp.	300	67,338
Crown Castle International Corp.#	500	79,595
Equinix, Inc.	100	71,418
Public Storage	100	23,093
Simon Property Group, Inc.	400	34,112
		275,556

Utilities - 1.85%
AES Corp. (The)	100	2,350
American Electric Power Co., Inc.	800	66,616
Dominion Energy, Inc.	420	31,584
Duke Energy Corp.	783	71,691
NextEra Energy, Inc.#	2,400	185,160
NRG Energy, Inc.#	3,000	112,650
Public Service Enterprise Group, Inc.	900	52,470
Sempra Energy	500	63,705
Vistra Corp.#	500	9,830
		596,056
TOTAL COMMON STOCKS - 54.08%		17,403,651
(Cost $8,845,630)

RIGHTS - 0.00%
Bristol-Myers Squibb Co., CVR*	800	552
TOTAL RIGHTS - 0.00%		552
(Cost $1,840)

U.S. GOVERNMENT OBLIGATIONS - 34.18%
U.S. Treasury Bills - 34.18%
01/07/2021	0.000	%(a)	$2,000,000	$1,999,995
01/21/2021	0.000	%(a)	1,000,000	999,979
02/25/2021	0.000	%(a)	4,000,000	3,999,610
03/25/2021	0.000	%(a)	4,000,000	3,999,333
TOTAL U.S. GOVERNMENT OBLIGATIONS - 34.18%				10,998,917
(Cost $10,998,563)

Rate^		Shares	Value
MONEY MARKET FUND - 7.87%
Fidelity Investments Money
Market Government
Portfolio Class I	0.01%	2,531,321	2,531,321
TOTAL MONEY MARKET FUND - 7.87%			2,531,321
(Cost $2,531,321)

TOTAL INVESTMENTS BEFORE
OPTIONS WRITTEN - 96.13%			30,934,441
(Cost $22,377,354)

WRITTEN OPTIONS - (2.50%)

TOTAL WRITTEN OPTIONS - (2.50%)			$(803,395)
(Premiums Received $(873,563))

TOTAL INVESTMENTS - 93.63%			$30,131,046
(Cost $21,503,791)
Other Assets in Excess of Liabilities - 6.37%			2,050,473
NET ASSETS - 100.00%			$32,181,519

*	Non-income producing security.

#	Security subject to call or put option written by the Fund.

(a)	Rate represents the effective yield at purchase.

^	Rate disclosed as of December 31, 2020.

CVR - Contingent Value

Right PLC - Public Limited Company

60	Semi-Annual Report | December 31, 2020 (Unaudited)

Managed Volatility Fund

 SCHEDULE OF INVESTMENTS (Unaudited)  (continued)

Showing percentage of net assets as of December 31, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (1.17%)

Adobe, Inc.	6	$(300,072)	$500.00	02/19/21	$(13,410)
Advanced Micro Devices, Inc.	35	(320,985)	82.50	03/19/21	(15,750)
Amazon.com, Inc.	1	(325,693)	3200.00	03/19/21	(18,405)
AmerisourceBergen Corp.	31	(303,056)	100.00	02/19/21	(18,600)
AptarGroup, Inc.	15	(205,335)	125.00	02/19/21	(4,500)
Baxter International, Inc.	40	(320,960)	80.00	02/19/21	(12,400)
Best Buy Co., Inc.	30	(299,370)	115.00	03/19/21	(50,670)
Colgate-Palmolive Co.	10	(85,510)	80.00	02/19/21	(1,250)
Colgate-Palmolive Co.	5	(42,755)	77.50	01/15/21	(90)
Costco Wholesale Corp.	9	(339,102)	330.00	01/15/21	(207)
Crown Castle International Corp.	20	(318,380)	165.00	01/15/21	(14,400)
DaVita, Inc.	10	(117,400)	87.50	01/15/21	(100)
Fox Corp., Class A	29	(84,448)	27.00	01/15/21	(725)
General Motors Co.	50	(208,200)	40.00	03/19/21	(11,850)
Globant SA	16	(348,176)	185.00	02/19/21	(11,040)
Globant SA	3	(65,283)	190.00	02/19/21	(2,310)
Goldman Sachs Group, Inc. (The)	14	(369,194)	240.00	03/19/21	(9,240)
IDEXX Laboratories, Inc.	2	(99,974)	470.00	02/19/21	(3,220)
Kroger Co. (The)	45	(142,920)	33.00	01/15/21	(6,300)
Lam Research Corp.	8	(377,816)	425.00	03/19/21	(14,080)
Lennar Corp., Class A	40	(304,920)	80.00	02/19/21	(27,200)
Logitech International SA	15	(145,785)	90.00	03/19/21	(5,790)
Mondelez International, Inc., Class A	15	(87,705)	57.50	03/19/21	(3,150)
Monster Beverage Corp.	20	(184,960)	85.00	03/19/21	(4,500)
NVIDIA Corp.	6	(313,320)	520.00	03/19/21	(23,850)
Oracle Corp.	50	(323,450)	60.00	03/19/21	(7,600)
PerkinElmer, Inc.	23	(330,050)	140.00	03/19/21	(16,560)
PulteGroup, Inc.	50	(215,600)	40.00	01/15/21	(2,000)
salesforce.com, Inc.	12	(267,036)	260.00	02/19/21	(47,460)
ServiceNow, Inc.	5	(275,215)	540.00	02/19/21	(13,705)
Thermo Fisher Scientific, Inc.	4	(186,312)	430.00	03/19/21	(4,868)
Thermo Fisher Scientific, Inc.	4	(186,312)	450.00	03/19/21	(7,240)
Toronto-Dominion Bank (The)	10	(56,420)	45.00	01/15/21	(150)
Verizon Communications, Inc.	55	(323,125)	57.50	01/15/21	(2,860)
Wells Fargo & Co.	80	(241,440)	22.50	01/15/21	(80)
Zendesk, Inc.	10	(143,120)	105.00	01/15/21	(350)
Zscaler, Inc.	5	(99,855)	150.00	02/19/21	(1,210)
Total Exchange Traded Put Options Written (Premiums Received $(535,441))					$(377,120)

bridgewayfunds.com	61

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited)  (continued)

Showing percentage of net assets as of December 31, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.33%)

3M Co.	2	$(34,958)	$170.00	02/19/21	$(1,756)
Abbott Laboratories	3	(32,847)	115.00	02/19/21	(570)
AbbVie, Inc.	5	(53,575)	100.00	03/19/21	(4,550)
Adobe, Inc.	3	(150,036)	515.00	01/15/21	(1,530)
Aflac, Inc.	5	(22,235)	40.00	02/19/21	(2,550)
Akamai Technologies, Inc.	15	(157,485)	105.00	02/19/21	(7,200)
Allstate Corp. (The)	5	(54,965)	95.00	01/15/21	(7,650)
American Airlines Group, Inc.	5	(7,885)	13.00	02/19/21	(1,650)
Amgen, Inc.	2	(45,984)	245.00	01/15/21	(174)
Apple, Inc.	24	(318,456)	120.00	03/19/21	(40,200)
Applied Materials, Inc.	4	(34,520)	65.00	01/15/21	(8,720)
AT&T, Inc.	5	(14,380)	29.00	01/15/21	(150)
Bank of America Corp.	3	(9,093)	30.00	03/19/21	(561)
Berkshire Hathaway, Inc., Class B	3	(69,561)	230.00	03/19/21	(3,075)
Biogen, Inc.	4	(97,944)	285.00	03/19/21	(7,800)
Biogen, Inc.	2	(48,972)	295.00	01/15/21	(760)
Bristol-Myers Squibb Co.	5	(31,015)	62.50	01/15/21	(540)
Campbell Soup Co.	4	(19,340)	50.00	02/19/21	(300)
Chevron Corp.	2	(16,890)	95.00	03/19/21	(396)
Cisco Systems, Inc.	10	(44,750)	42.00	03/19/21	(3,550)
Citigroup, Inc.	3	(18,498)	60.00	03/19/21	(1,437)
Clorox Co. (The)	14	(282,688)	220.00	02/19/21	(2,268)
Cognizant Technology Solutions Corp., Class A	3	(24,585)	75.00	01/15/21	(2,100)
Comcast Corp., Class A	2	(10,480)	50.00	03/19/21	(780)
Constellation Brands, Inc., Class A	2	(43,810)	190.00	01/15/21	(6,028)
Costco Wholesale Corp.	2	(75,356)	370.00	03/19/21	(3,824)
Crown Castle International Corp.	2	(31,838)	170.00	01/15/21	(40)
DaVita, Inc.	3	(35,220)	90.00	01/15/21	(8,460)
DexCom, Inc.	8	(295,776)	350.00	03/19/21	(34,000)
DISH Network Corp., Class A	50	(161,700)	30.00	03/19/21	(23,250)
DuPont de Nemours, Inc.	3	(21,333)	60.00	01/15/21	(3,660)
eBay, Inc.	2	(10,050)	60.00	02/19/21	(94)
Facebook, Inc., Class A	4	(109,264)	275.00	03/19/21	(7,400)
FedEx Corp.	3	(77,886)	280.00	01/15/21	(336)
General Mills, Inc.	3	(17,640)	65.00	01/15/21	(6)
Honeywell International, Inc.	3	(63,810)	210.00	03/19/21	(3,630)
Intel Corp.	8	(39,856)	55.00	02/19/21	(864)
International Business Machines Corp.	2	(25,176)	130.00	03/19/21	(790)
Johnson & Johnson	2	(31,476)	150.00	03/19/21	(2,240)
JPMorgan Chase & Co.	4	(50,828)	125.00	03/19/21	(3,096)
Kimberly-Clark Corp.	3	(40,449)	155.00	01/15/21	(15)
Kroger Co. (The)	3	(9,528)	35.00	01/15/21	(6)
Lowe's Cos., Inc.	20	(321,020)	155.00	03/19/21	(22,860)
Marathon Petroleum Corp.	5	(20,680)	32.50	01/15/21	(4,650)
Mastercard, Inc., Class A	3	(107,082)	340.00	03/19/21	(9,030)
Merck & Co., Inc.	5	(40,900)	82.50	01/15/21	(660)
MetLife, Inc.	10	(46,950)	40.00	03/19/21	(7,600)

62	Semi-Annual Report | December 31, 2020 (Unaudited)

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Micron Technology, Inc.	12	$(90,216)	$55.00	01/15/21	$(24,420)
Microsoft Corp.	10	(222,420)	225.00	02/19/21	(8,250)
Mondelez International, Inc., Class A	4	(23,388)	60.00	03/19/21	(600)
Morgan Stanley	4	(27,412)	55.00	03/19/21	(5,700)
NextEra Energy, Inc.	8	(61,720)	75.00	03/19/21	(3,840)
NIKE, Inc., Class B	3	(42,441)	130.00	01/15/21	(3,465)
Northrop Grumman Corp.	3	(91,416)	315.00	02/19/21	(1,920)
NRG Energy, Inc.	30	(112,650)	30.00	01/15/21	(23,100)
Omnicom Group, Inc.	3	(18,711)	65.00	04/16/21	(831)
Oracle Corp.	3	(19,407)	65.00	03/19/21	(870)
PayPal Holdings, Inc.	4	(93,680)	210.00	03/19/21	(12,192)
PepsiCo, Inc.	3	(44,490)	145.00	03/19/21	(2,160)
Pfizer, Inc.	5	(18,405)	40.00	03/19/21	(420)
Progressive Corp. (The)	3	(29,664)	95.00	02/19/21	(1,290)
QUALCOMM, Inc.	8	(121,872)	130.00	03/19/21	(20,360)
Raytheon Technologies Corp.	4	(28,604)	70.00	02/19/21	(1,700)
Regeneron Pharmaceuticals, Inc.	2	(96,622)	560.00	01/15/21	(360)
salesforce.com, Inc.	3	(66,759)	260.00	03/19/21	(1,230)
Southwest Airlines Co.	4	(18,644)	50.00	03/19/21	(936)
Spirit AeroSystems Holdings, Inc., Class A	10	(39,090)	20.00	02/19/21	(19,400)
Thermo Fisher Scientific, Inc.	2	(93,156)	480.00	03/19/21	(3,496)
U.S. Bancorp	6	(27,954)	40.00	03/19/21	(4,500)
UnitedHealth Group, Inc.	3	(105,204)	350.00	03/19/21	(5,772)
Verizon Communications, Inc.	3	(17,625)	62.50	01/15/21	(12)
Visa, Inc., Class A	3	(65,619)	210.00	03/19/21	(4,797)
Vistra Corp.	5	(9,830)	20.00	01/15/21	(200)
Walmart, Inc.	24	(345,960)	140.00	01/15/21	(12,120)
Walmart, Inc.	3	(43,245)	150.00	03/19/21	(1,275)
Walt Disney Co. (The)	3	(54,354)	130.00	03/19/21	(15,693)
Waste Management, Inc.	2	(23,586)	120.00	01/15/21	(200)
Wells Fargo & Co.	8	(24,144)	27.50	01/15/21	(2,360)
Total Exchange Traded Call Options Written (Premiums Received $(338,122))					$(426,275)

bridgewayfunds.com	63

Managed Volatility Fund

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

Assets Table
Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common
Stocks (a)	$17,403,651	$–	$–	$17,403,651
Rights	552	–	–	552
U.S.
Government
Obligations	–	10,998,917	–	10,998,917
Money Market
Fund	–	2,531,321	–	2,531,321
TOTAL	$17,404,203	$13,530,238	$–	$30,934,441

Liabilities Table
Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options
Written	$(603,280)	$(200,115)	$–	$(803,395)
TOTAL	$(603,280)	$(200,115)	$–	$(803,395)

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

64	Semi-Annual Report | December 31, 2020 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	65

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value	$174,052,640	$88,616,873
Receivables:
Portfolio securities sold	820,991	19,828
Fund shares sold	1,369	213
Dividends and interest	119,468	77,101
Receivable from investment adviser	–	–
Deposits with brokers for future contracts	–	–
Prepaid expenses	21,270	10,690
Total assets	175,015,738	88,724,705
LIABILITIES
Payables:
Portfolio securities purchased	–	–
Fund shares redeemed	41,177	–
Due to custodian	193,017	–
Loan payable	269,000	–
Payable upon return of securities loaned	3,612,911	9,432,121
Accrued Liabilities:
Investment adviser fees	11,588	59,400
Administration fees	1,161	493
Directors’ fees	1,795	481
Other	98,465	46,472
Put options written at value	–	–
Call options written at value	–	–
Total liabilities	4,229,114	9,538,967
NET ASSETS	$170,786,624	$79,185,738
NET ASSETS REPRESENT
Paid-in capital.	$153,316,192	$66,972,624
Distributable earnings	17,470,432	12,213,114
NET ASSETS	$170,786,624	$79,185,738
Shares of common stock outstanding of $.001 par value(a)	2,393,809	2,484,702
Net asset value, offering price and redemption price per share.	$71.35	$31.87
Total investments at cost.	$141,894,952	$69,670,013
Premiums received on put options written	$–	$–
Premiums received on call options written	$–	$–

(a) See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

(b) Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8. See Notes to Financial Statements.

See Notes to Financial Statements.

66	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market		Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$215,211,946		$28,839,993	$42,199,920	$454,898,836	$30,934,441
872,737		–	–	3,391,641	–
20,061		–	20	135,300	–
165,070		13,739	20,716	197,342	11,533
–		–	–	16,328	–
–		–	–	–	2,075,231
18,778		13,281	15,338	51,164	11,353
216,288,592		28,867,013	42,235,994	458,690,611	33,032,558

1,088,790		–	–	2,644,262	–
146,276		604	1,590	1,309,971	10
2,688		–	–	–	–
–		–	–	773,000	–
18,609,643		800,131	1,411,967	–	–

76,943		4,926	12,818	–	9,015
1,265		189	269	3,367	240
3,074		686	699	7,915	279
104,438		42,065	46,086	177,539	38,100
–		–	–	–	377,120
–		–	–	–	426,275
20,033,117		848,601	1,473,429	4,916,054	851,039
$196,255,475		$28,018,412	$40,762,565	$453,774,557	$32,181,519

$139,816,652		$25,054,604	$39,753,966	$192,640,767	$23,743,881
56,438,823		2,963,808	1,008,599	261,133,790	8,437,638
$196,255,475		$28,018,412	$40,762,565	$453,774,557	$32,181,519

13,931,119		975,980	1,717,245	32,973,071	1,984,346
$14.09	(b)	$28.71	$23.74	$13.76	$16.22

$163,361,067		$21,779,722	$34,249,427	$197,654,305	$22,377,354
$–		$–	$–	$–	$535,441
$–		$–	$–	$–	$338,122

bridgewayfunds.com	67

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2020 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company

INVESTMENT INCOME
Dividends	$1,133,724	$414,872
Less: foreign taxes withheld	(22,043)	–
Interest	53	40
Securities lending	9,347	339,151
Total Investment Income	1,121,081	754,063
EXPENSES
Investment advisory fees - Base fees	700,804	292,594
Investment advisory fees - Performance adjustment	(702,977)	–
Administration fees	6,812	2,836
Accounting fees	32,151	27,103
Transfer agent fees	71,504	32,885
Audit fees	9,730	6,705
Legal fees	18,025	7,064
Custody fees	2,937	4,125
Blue sky fees	12,118	5,825
Directors’ and officers’ fees	11,036	4,269
Shareholder servicing fees	37,374	7,191
Reports to shareholders	16,604	10,192
Miscellaneous expenses	18,365	8,418
Total Expenses	234,483	409,207
Less investment advisory fees waived and other expenses reimbursed	–	–
Net Expenses	234,483	409,207
NET INVESTMENT INCOME	886,598	344,856
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	6,509,518	(177,901)
Written options	–	–
Futures contracts	–	–
Net Realized Gain (Loss)	6,509,518	(177,901)
Change in Unrealized Appreciation (Depreciation) on:
Investments	30,407,372	24,558,815
Written options	–	–
Net Change in Unrealized Appreciation (Depreciation)	30,407,372	24,558,815
Net Realized and Unrealized Gain on Investments	36,916,890	24,380,914
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,803,488	$24,725,770

See Notes to Financial Statements.

68	Semi-Annual Report | December 31, 2020 (Unaudited)

Ultra-Small Company Market	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$990,377	$121,329	$287,928	$5,440,879	$142,940
–	–	(627)	–	0
52	9	23	10	5,927
695,879	56,952	93,892	–	–
1,686,308	178,290	381,216	5,440,889	148,867

416,238	74,206	102,846	190,653	93,042
–	(10,166)	(6,996)	–	–
7,266	1,081	1,495	20,944	1,359
36,484	23,571	24,321	51,965	26,204
55,022	29,714	33,470	47,921	19,642
11,191	5,848	6,050	18,602	8,067
21,392	3,619	4,635	57,870	3,352
9,426	1,614	1,952	4,291	1,914
12,652	12,442	12,508	19,539	12,264
12,663	2,112	2,663	36,986	2,164
56,718	6,159	9,045	60,479	9,998
18,431	9,347	10,019	59,726	8,957
25,189	5,323	6,256	59,009	4,291
682,672	164,870	208,264	627,985	191,254
(58,331)	(48,602)	(47,175)	(270,542)	(46,082)
624,341	116,268	161,089	357,443	145,172
1,061,967	62,022	220,127	5,083,446	3,695

5,657,693	1,000,115	125,149	51,778,755	526,974
–	–	–	–	454,470
–	–	–	–	(757,903)
5,657,693	1,000,115	125,149	51,778,755	223,541

58,278,267	7,059,058	12,524,112	31,444,755	2,371,927
–	–	–	–	118,268
58,278,267	7,059,058	12,524,112	31,444,755	2,490,195
63,935,960	8,059,173	12,649,261	83,223,510	2,713,736
$64,997,927	$8,121,195	$12,869,388	$88,306,956	$2,717,431

bridgewayfunds.com	69

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2020	Year Ended June 30, 2020	Six Months Ended December 31, 2020	Year Ended June 30, 2020
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$886,598	$1,660,943	$344,856	$(54,440)
Net realized gain (loss) on investments	6,509,518	(8,521,044)	(177,901)	(6,373,492)
Net change in unrealized appreciation (depreciation) on investments	30,407,372	(6,969,652)	24,558,815	796,445
Net increase (decrease) in net assets resulting from operations	37,803,488	(13,829,753)	24,725,770	(5,631,487)
DISTRIBUTIONS:
From net investment income and net realized gains	(1,732,414)	(2,253,130)	–	(780,772)
Net decrease in net assets from distributions	(1,732,414)	(2,253,130)	–	(780,772)
SHARE TRANSACTIONS:
Proceeds from sale of shares	570,064	3,719,722	967,011	849,248
Reinvestment of distributions	1,638,001	2,129,245	–	717,092
Cost of shares redeemed	(10,220,291)	(28,404,888)	(4,018,385)	(11,648,151)
Redemption fees	–	–	–	–
Net decrease in net assets resulting from share transactions	(8,012,226)	(22,555,921)	(3,051,374)	(10,081,811)
Net increase (decrease) in net assets	28,058,848	(38,638,804)	21,674,396	(16,494,070)
NET ASSETS:
Beginning of period	142,727,776	181,366,580	57,511,342	74,005,412
End of period	$170,786,624	$142,727,776	$79,185,738	$57,511,342
SHARES ISSUED & REDEEMED
Issued	8,952	62,834	37,334	37,716
Distributions reinvested	23,370	33,964	–	30,206
Redeemed	(160,868)	(499,246)	(159,239)	(523,857)
Net decrease	(128,546)	(402,448)	(121,905)	(455,935)
Outstanding at beginning of period	2,522,355	2,924,803	2,606,607	3,062,542
Outstanding at end of period	2,393,809	2,522,355	2,484,702	2,606,607

See Notes to Financial Statements.

70	Semi-Annual Report |

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value

Six Months Ended December 31, 2020	Year Ended June 30, 2020	Six Months Ended December 31, 2020	Year Ended June 30, 2020	Six Months Ended December 31, 2020	Year Ended June 30, 2020
(Unaudited)		(Unaudited)		(Unaudited)
$1,061,967	$2,383,677	$62,022	$(1,031)	$220,127	$408,780
5,657,693	6,060,316	1,000,115	(3,365,549)	125,149	(3,833,907)

58,278,267	(31,075,170)	7,059,058	(2,340,625)	12,524,112	(2,753,107)

64,997,927	(22,631,177)	8,121,195	(5,707,205)	12,869,388	(6,178,234)

(6,648,679)	(2,859,334)	(64,311)	(948)	(341,446)	(1,172,540)
(6,648,679)	(2,859,334)	(64,311)	(948)	(341,446)	(1,172,540)

6,113,977	21,194,644	282,712	693,366	994,169	1,623,820
6,293,685	2,712,320	57,810	882	323,105	1,120,299
(24,574,256)	(84,776,967)	(3,154,311)	(14,296,024)	(3,133,723)	(14,994,132)
18,923	43,193	–	–	98	–

(12,147,671)	(60,826,810)	(2,813,789)	(13,601,776)	(1,816,351)	(12,250,013)
46,201,577	(86,317,321)	5,243,095	(19,309,929)	10,711,591	(19,600,787)

150,053,898	236,371,219	22,775,317	42,085,246	30,050,974	49,651,761
$196,255,475	$150,053,898	$28,018,412	$22,775,317	$40,762,565	$30,050,974

491,339	2,168,366	11,130	32,165	50,149	92,441
455,404	240,241	2,055	35	13,808	52,522
(2,087,723)	(8,173,523)	(133,576)	(668,843)	(165,761)	(778,674)
(1,140,980)	(5,764,916)	(120,391)	(636,643)	(101,804)	(633,711)
15,072,099	20,837,015	1,096,371	1,733,014	1,819,049	2,452,760
13,931,119	15,072,099	975,980	1,096,371	1,717,245	1,819,049

bridgewayfunds.com	71

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Blue Chip		Managed Volatility
	Six Months Ended December 31, 2020	Year Ended June 30, 2020	Six Months Ended December 31, 2020	Year Ended June 30, 2020
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$5,083,446	$11,693,674	$3,695	$230,830
Net realized gain on investments	51,778,755	41,982,231	223,541	1,377,027
Net change in unrealized appreciation (depreciation) on investments	31,444,755	(36,814,622)	2,490,195	(350,798)
Net increase in net assets resulting from operations	88,306,956	16,861,283	2,717,431	1,257,059
DISTRIBUTIONS:
From net investment income and net realized gains	(91,120,854)	(56,389,851)	(1,473,611)	(311,246)
Net decrease in net assets from distributions	(91,120,854)	(56,389,851)	(1,473,611)	(311,246)
SHARE TRANSACTIONS:
Proceeds from sale of shares	33,939,947	87,807,618	3,159,495	2,755,337
Reinvestment of distributions	83,723,692	51,355,855	1,374,622	289,211
Cost of shares redeemed	(138,475,261)	(127,263,400)	(2,979,350)	(5,264,419)
Net increase (decrease) in net assets resulting from share transactions	(20,811,622)	11,900,073	1,554,767	(2,219,871)
Net increase (decrease) in net assets	(23,625,520)	(27,628,495)	2,798,587	(1,274,058)
NET ASSETS:
Beginning of period	477,400,077	505,028,572	29,382,932	30,656,990
End of period	$453,774,557	$477,400,077	$32,181,519	$29,382,932

SHARES ISSUED & REDEEMED
Issued	2,145,465	6,093,425	194,558	181,398
Distributions reinvested	6,142,604	3,477,038	85,433	18,866
Redeemed	(9,501,253)	(9,086,282)	(184,567)	(348,707)
Net increase (decrease)	(1,213,184)	484,181	95,424	(148,443)
Outstanding at beginning of period	34,186,255	33,702,074	1,888,922	2,037,365
Outstanding at end of period	32,973,071	34,186,255	1,984,346	1,888,922

See Notes to Financial Statements.

72	Semi-Annual Report |

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

		Year Ended June 30
	For the Six Months Ended 12/31/20 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$56.59	$62.01	$74.05	$66.37	$54.75	$59.15

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.36	0.61	0.98	0.23	(0.14)	0.31
Net Realized and Unrealized Gain (Loss)	15.12	(5.21)	(6.93)	7.45	12.12	(4.69)
Total from Investment Operations	15.48	(4.60)	(5.95)	7.68	11.98	(4.38)

Less Distributions to Shareholders from:
Net Investment Income	(0.72)	(0.82)	(1.21)	–	(0.36)	(0.02)
Net Realized Gain	–	–	(4.88)	–	–	–
Total Distributions	(0.72)	(0.82)	(6.09)	–	(0.36)	(0.02)
Net Asset Value, End of Period	$71.35	$56.59	$62.01	$74.05	$66.37	$54.75

Total Return	27.38%(b)	(7.53%)	(6.67%)	11.57%	21.90%	(7.40%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$170,787	$142,728	$181,367	$227,562	$224,073	$207,229
Expenses Before Waivers and Reimbursements 0.30%(c)(d)		0.28%(d)	0.35%(d)	0.96%	1.66%	0.63%(d)
Expenses After Waivers and Reimbursements	0.30%(c)	0.28%	0.35%	0.96%	1.66%	0.63%
Net Investment Income (Loss) After Waivers and Reimbursements	1.14%(c)	1.04%	1.52%	0.31%	(0.23%)	0.58%
Portfolio Turnover Rate	34%(b)	125%	102%	105%	153%	124%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	For the periods ended December 31, 2020, June 30, 2020, June 30, 2019 and June 30, 2016 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

bridgewayfunds.com	73

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

		Year Ended June 30
	For the Six Months Ended 12/31/20 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.06	$24.16	$32.13	$30.04	$25.99	$30.37

Income from Investment Operations:
Net Investment Income (Loss)(a	0.14	(0.02)	0.28	(0.04)	0.32	0.28
Net Realized and Unrealized Gain (Loss)	9.67	(1.80)	(5.14)	2.73	4.06	(4.39)
Total from Investment Operations	9.81	(1.82)	(4.86)	2.69	4.38	(4.11)

Less Distributions to Shareholders from:
Net Investment Income	–	(0.28)	(0.01)	(0.41)	(0.33)	(0.27)
Net Realized Gain	–	–	(3.10)	(0.19)	–	–
Total Distributions	–	(0.28)	(3.11)	(0.60)	(0.33)	(0.27)
Net Asset Value, End of Period	$31.87	$22.06	$24.16	$32.13	$30.04	$25.99

Total Return	44.47%(b)	(7.63%)	(14.48%)	9.13%	16.88%	(13.53%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$79,186	$57,511	$74,005	$96,754	$100,984	$101,451
Expenses Before Waivers and Reimbursements	1.26%(c)	1.32%	1.21%	1.18%	1.18%	1.17%
Expenses After Waivers and Reimbursements	1.26%(c)	1.32%	1.21%	1.18%	1.18%	1.17%
Net Investment Income (Loss) After Waivers and Reimbursements	1.06%(c)	(0.09%)	1.00%	(0.14%)	1.14%	1.05%
Portfolio Turnover Rate	44%(b)	104%	93%	89%	113%	101%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

74	Semi-Annual Report | December 31, 2020 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

		Year Ended June 30
	For the Six Months Ended 12/31/20 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.96	$11.34	$15.81	$14.93	$12.77	$16.18

Income from Investment Operations:
Net Investment Income(a)	0.07	0.13	0.11	0.08	0.17	0.12
Net Realized and Unrealized Gain (Loss)	4.55	(1.36)	(2.93)	2.76	3.18	(1.87)
Total from Investment Operations	4.62	(1.23)	(2.82)	2.84	3.35	(1.75)

Less Distributions to Shareholders from:
Net Investment Income	(0.14)	(0.15)	(0.08)	(0.02)	(0.15)	(0.13)
Net Realized Gain	(0.35)	–	(1.57)	(1.94)	(1.04)	(1.53)
Total Distributions	(0.49)	(0.15)	(1.65)	(1.96)	(1.19)	(1.66)
Paid-in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net Asset Value, End of Period	$14.09	$9.96	$11.34	$15.81	$14.93	$12.77

Total Return(c)	46.45%(d)	10.99%	(16.98%)	20.86%	26.61%	10.83%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$196,255	$150,054	$236,371	$378,144	$352,190	$331,535
Expenses Before Waivers and Reimbursements	0.82%(e)	0.82%	0.77%	0.75%	0.76%	0.75%
Expenses After Waivers and Reimbursements	0.75%(e)	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	1.28%(e)	1.27%	0.84%	0.52%	1.21%	0.91%
Portfolio Turnover Rate	26%(d)	51%	38%	35%	31%	41%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Amount represents less than $0.005.

(c)	Total return would have been lower had various fees not been waived during the period.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

bridgewayfunds.com	75

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.77	$24.28	$30.32	$24.92	$20.33	$21.17
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.06	0.00(b)	(0.03)	0.09	0.06	0.07
Net Realized and Unrealized Gain (Loss)	7.95	(3.51)	(3.43)	5.36	4.60	(0.91)

Total from Investment Operations	8.01	(3.51)	(3.46)	5.45	4.66	(0.84)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	–	(0.10)	(0.05)	(0.07)	–
Net Realized Gain	–	(0.00)(b)	(2.48)	–	–	–

Total Distributions	(0.07)	–	(2.58)	(0.05)	(0.07)	–

Net Asset Value, End of Period	$28.71	$20.77	$24.28	$30.32	$24.92	$20.33

Total Return(c)	38.55%(d)	(14.46%)	(10.81%)	21.91%	22.97%	(3.97%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$28,018	$22,775	$42,085	$55,472	$46,544	$36,394
Expenses Before Waivers and
Reimbursements	1.33%(e)	1.22%	1.11%	1.08%	1.16%	1.20%
Expenses After Waivers and
Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After
Waivers and Reimbursements	0.50%(e)	0.00%	(0.10%)	0.35%	0.24%	0.36%
Portfolio Turnover Rate	59%(d)	115%	102%	122%	136%	137%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Amount represents less than $0.005.

(c)	Total return would have been lower had various fees not been waived during the period.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

See Notes to Financial Statements

76	Semi-Annual Report | December 31, 2020 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.52	$20.24	$29.60	$24.82	$20.87	$22.40

Income from Investment Operations:
Net Investment Income(a)	0.13	0.19	0.47	0.20	0.22	0.29
Net Realized and Unrealized Gain (Loss)	7.29	(3.40)	(5.72)	4.81	3.97	(1.43)

Total from Investment Operations	7.42	(3.21)	(5.25)	5.01	4.19	(1.14)

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.51)	(0.74)	(0.23)	(0.24)	(0.39)
Net Realized Gain	–	–	(3.37)	–	–	–

Total Distributions	(0.20)	(0.51)	(4.11)	(0.23)	(0.24)	(0.39)

Paid-in Capital from Redemption Fees(a)	0.00(b)	–	–	–	–	–

Net Asset Value, End of Period	$23.74	$16.52	$20.24	$29.60	$24.82	$20.87

Total Return(c)	44.93%(d)	(16.43%)	(17.12%)	20.32%	20.08%	(5.02%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$40,763	$30,051	$49,652	$69,317	$61,981	$58,741
Expenses Before Waivers and Reimbursements	1.22%(e)	1.12%	1.00%	0.94%	0.98%	1.03%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.28%(e)	1.01%	1.97%	0.74%	0.95%	1.41%
Portfolio Turnover Rate	45%(d)	87%	84%	78%	77%	62%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Amount represents less than $0.005.

(c)	Total return would have been lower had various fees not been waived during the period.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

bridgewayfunds.com	77

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.96	$14.99	$14.62	$13.71	$12.28	$11.81

Income from Investment Operations:
Net Investment Income(a)	0.16	0.33	0.34	0.31	0.30	0.28
Net Realized and Unrealized Gain	2.80	0.28	1.75	1.33	1.44	0.49

Total from Investment Operations	2.96	0.61	2.09	1.64	1.74	0.77

Less Distributions to Shareholders from:
Net Investment Income	(0.35)	(0.32)	(0.31)	(0.31)	(0.31)	(0.30)
Net Realized Gain	(2.81)	(1.32)	(1.41)	(0.42)	–	–

Total Distributions	(3.16)	(1.64)	(1.72)	(0.73)	(0.31)	(0.30)

Net Asset Value, End of Period	$13.76	$13.96	$14.99	$14.62	$13.71	$12.28

Total Return(b)	21.40%(c)	3.49%	16.26%	11.98%	14.33%	6.60%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$453,775	$477,400	$505,029	$567,513	$550,902	$571,644
Expenses Before Waivers and Reimbursements	0.26%(d)	0.27%	0.25%	0.22%	0.25%	0.25%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.13%(d)	2.28%	2.28%	2.17%	2.30%	2.42%
Portfolio Turnover Rate	3%(c)	15%	20%	14%	17%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Total return would have been lower had various fees not been waived during the period.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

See Notes to Financial Statements

78	Semi-Annual Report | December 31, 2020 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$15.56	$15.05	$15.75	$14.79	$14.20	$14.05

Income from Investment Operations:
Net Investment Income(a)	0.00(b)	0.12	0.16	0.10	0.06	0.04
Net Realized and Unrealized Gain	1.43	0.55	0.06	0.95	0.59	0.11

Total from Investment Operations	1.43	0.67	0.22	1.05	0.65	0.15

Less Distributions to Shareholders from:
Net Investment Income	–	(0.16)	(0.31)	(0.09)	(0.06)	0.00(b)
Net Realized Gain	(0.77)	–	(0.61)	–	–	–

Total Distributions	(0.77)	(0.16)	(0.92)	(0.09)	(0.06)	–(b)

Net Asset Value, End of Period	$16.22	$15.56	$15.05	$15.75	$14.79	$14.20

Total Return(c)	9.20%(d)	4.45%	1.74%	7.11%	4.59%	1.10%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000's)	$32,182	$29,383	$30,657	$32,816	$36,523	$57,586
Expenses Before Waivers and Reimbursements	1.22%(e)	1.27%	1.24%	1.20%	1.12%	1.06%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.02%(e)	0.77%	1.06%	0.64%	0.42%	0.31%
Portfolio Turnover Rate	10%(d)	68%	69%	50%	50%	54%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

(b)	Amount represents less than $0.005.

(c)	Total return would have been lower had various fees not been waived during the period.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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1.  Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of December 31, 2020. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2020, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2.  Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume, and if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

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Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●   Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●   Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2020 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The

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remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the period ended December 31, 2020 the Blue Chip and Managed Volatility Funds did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2020:

				Gross Amount Not Offset
				in the Statement of Assets
		Gross		and Liabilities

		Amounts	Net Amounts of
	Gross	Offset in the	Assets Presented
	Amounts of	Statement of	in the Statement
	Recognized	Assets and	of Assets and	Financial	Collateral
Fund	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Aggressive Investors 1
Securities lending	$3,612,911	–	$3,612,911	–	$3,612,911	–
Ultra-Small Company
Securities lending	$9,432,121	–	$9,432,121	–	$9,432,121	–
Ultra-Small Company Market
Securities lending	$18,609,643	–	$18,609,643	–	$18,609,643	–
Small-Cap Growth
Securities lending	$800,131	–	$800,131	–	$800,131	–
Small-Cap Value
Securities lending	$1,411,967	–	$1,411,967	–	$1,411,967	–

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral						Market

			Maturity				Value of
		Coupon	Date	Market	Cash	Total	Securities
Fund	Collateral Type	Range	Range	Value	Collateral	Collateral	on Loan
Aggressive Investors 1
Securities lending	U.S.Gov’t	0.00%-	01/15/21-
	Obligations	8.13%	08/15/50	$4,261,796	$3,612,911	$7,874,707	$7,703,138
Ultra-Small Company
Securities lending	U.S.Gov’t	0.00%-	01/28/21-
	Obligations	3.88%	08/15/48	$3,677,976	$9,432,121	$13,110,097	$12,718,830
Ultra-Small Company Market
Securities lending	U.S.Gov’t	0.00%-	01/15/21-
	Obligations	8.13%	11/15/50	$5,923,776	$18,609,643	$24,533,419	$23,298,452
Small-Cap Growth
Securities lending	U.S.Gov’t	0.00%-	01/15/21-
	Obligations	8.13%	11/15/50	$2,623,469	$800,131	$3,423,600	$3,291,170
Small-Cap Value
Securities lending	U.S.Gov’t	0.00%-	01/15/21-
	Obligations	8.13%	11/15/50	$3,219,577	$1,411,967	$4,631,544	$4,545,495

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2020, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in health-care service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures,

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cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized using the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives The Funds’ use of derivatives for the period ended December 31, 2020 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

			Location on
			Statement of
Primary Underlying	Derivative	Derivative	Assets and
Risk/Fund	Assets	Liabilities	Liabilities
Equity Risk
Managed Volatility:
Written Put Options	–	$377,120	Put options written at value
Written Call Options	–	426,275	Call options written at value

	Amount of	Amount of
Primary Underlying	Realized Gain	Unrealized Gain	Location of Gain (Loss)
Risk/Fund	(Loss) on Derivatives	(Loss) on Derivatives	in the Statement of Operations
Equity Risk
Managed Volatility:
Written Options	$454,470		Realized Gain (Loss) on Written Options
			Change in Unrealized Appreciation
		$118,268	(Depreciation) on Written Options
Futures Contracts	$(757,903)	–	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of December 31, 2020, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or US Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counter-party risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2020, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of December 31, 2020 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2020.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.  Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

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NOTES TO FINANCIAL STATEMENTS (continued)

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Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period, provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period, provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2020. Any material change to the expense limitation would require a vote by share-holders of the applicable Fund.

		Total Waivers and
		Reimbursements
	Expense	for Period Ended
Bridgeway Fund	Limitation	12/31/20

Aggressive Investors 1	1.75%	$–
Ultra-Small Company	1.85%	–
Ultra-Small Company Market	0.75%	58,331
Small-Cap Growth	0.94%	48,602
Small-Cap Value	0.94%	47,175
Blue Chip	0.15%	270,542
Managed Volatility	0.94%	46,082

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2020 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$–	$ 933,510
Ultra-Small Company	3,616,716	5,499,434
Ultra-Small Company Market	5,478,380	4,178,633
Small-Cap Growth	114,932	224,272
Small-Cap Value	1,172,575	2,100,716

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds;(iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $209,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $12,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

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One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4.  Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5.  Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2020 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$—	$51,652,548	$—	$60,699,879
Ultra-Small Company	–	28,242,589	–	32,241,234
Ultra-Small Company Market	–	42,839,014	–	59,987,779
Small-Cap Growth	–	14,348,302	–	17,055,365
Small-Cap Value	–	15,067,467	–	17,054,259
Blue Chip	–	14,179,240	–	119,829,961
Managed Volatility	–	1,652,765	–	4,792,226

6.  Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2020, were as follows:

	Aggressive	Ultra-Small	Ultra-Small
	Investors 1	Company	Company Market
Gross appreciation (excess of value over tax cost)	$35,699,658	$25,069,748	$63,777,125
Gross depreciation (excess of tax cost over value)	(3,541,970)	(6,235,933)	(11,926,272)
Net unrealized appreciation	$32,157,688	$18,833,815	$51,850,853
Cost of investments for income tax purposes	$141,894,952	$69,783,058	$163,361,093

		Small-Cap	Small-Cap
		Growth	Value
Gross appreciation (excess of value over tax cost)		$7,389,157	$9,948,293
Gross depreciation (excess of tax cost over value)		(328,886)	(1,997,800)
Net unrealized appreciation		$7,060,271	$7,950,493
Cost of investments for income tax purposes		$21,779,722	$34,249,427

88	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

		Managed
	Blue Chip	Volatility
Gross appreciation (excess of value over tax cost)	$257,255,140	$8,897,419
Gross depreciation (excess of tax cost over value)	(2,864,517)	(348,408)
Net unrealized appreciation	$254,390,623	$8,549,011
Cost of investments for income tax purposes	$200,508,213	$22,385,430

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2020 and June 30, 2019 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Distributions paid from:
Ordinary Income	$2,253,130	$3,559,542	$780,772	$31,355
Long-Term Capital Gain	–	14,282,874	–	8,945,451
Total	$2,253,130	$17,842,416	$780,772	$8,976,806

	Ultra-Small Company Market		Small-Cap Growth
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Distributions paid from:
Ordinary Income	$2,859,334	$1,740,331	$–	$173,020
Long-Term Capital Gain	–	36,117,247	948	4,355,880
Total	$2,859,334	$37,857,578	$948	$4,528,900

	Small-Cap Value		Blue Chip
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Distributions paid from:
Ordinary Income	$1,172,540	$1,650,853	$11,094,115	$11,830,171
Long-Term Capital Gain	–	7,514,056	45,295,736	52,980,363
Total	$1,172,540	$9,164,909	$56,389,851	$64,810,534

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

	Managed Volatility
	Year	Year
	Ended	Ended
	June 30, 2020	June 30, 2019
Distributions paid from:
Ordinary Income	$230,830	$630,480
Long-Term Capital Gain	80,416	1,265,342
Total	$311,246	$1,895,822

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2020, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Aggressive Investors 1	$16,695,479	$–	$16,695,479
Ultra-Small Company	5,241,121	1,481,388	6,722,509
Small-Cap Growth	2,952,754	–	2,952,754
Small-Cap Value	2,823,550	–	2,823,550

Components of Accumulated Earnings As of June 30, 2020, the components of accumulated earnings on a tax basis were:

	Aggressive	Ultra-Small	Ultra-Small
	Investors 1	Company	Company Market
Accumulated Net Investment Income	$–	$(904)	$1,880,559
Capital Loss Carryovers	(16,695,479)	(6,722,509)	–
Accumulated Net Realized Gain on Investments	–	–	2,672,503
Qualified Late Year Deferred Losses*	(3,655,479)	(53,561)	–
Net Unrealized Appreciation (Depreciation) of Investments	1,750,316	(5,735,682)	(6,463,487)
Total	$(18,600,642)	$(12,512,656)	$(1,910,425)

		Small-Cap	Small-Cap
		Growth	Value
Accumulated Net Investment Income		$(2,985)	$–
Capital Loss Carryovers		(2,952,754)	(2,823,550)
Accumulated Net Realized Gain (Loss) on Investments		–	–
Qualified Late Year Deferred Losses*		(2,097,774)	(4,122,175)
Net Unrealized Depreciation of Investments		(39,563)	(4,573,618)
Total		$(5,093,076)	$(11,519,343)

90	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

		Managed
	Blue Chip	Volatility
Accumulated Net Investment Income	$4,838,410	$–
Capital Loss Carryovers	–	–
Accumulated Net Realized Gain (Loss) on Investments	36,531,894	1,088,507
Qualified Late Year Deferred Losses*	–	–
Net Unrealized Appreciation of Investments	222,577,384	6,105,311
Total	$263,947,688	$7,193,818

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2021. The Ultra-Small Company has elected to defer qualified ordinary late year losses of ($53,561). The Aggressive Investors 1, Ultra-Small Company Market, Small-Cap Growth Fund, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses. The Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds have elected to defer late-year short term capital gains (losses) of $(7,994,195), $(2,554,903) and $(1,512,407). The Ultra-Small Company, Ultra-Small Company Market, Blue Chip and Managed Volatility Funds have no deferred late-year short term capital gains/(losses). The Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds have elected to defer late-year long term capital gains/(losses) of $4,338,716, $457,129 and $(2,609,768). The Ultra-Small Company, Ultra-Small Company Market, Blue Chip Funds and Managed Volatility have no deferred late-year long term capital losses.

For the fiscal year June 30, 2020, the Funds recorded the following reclassifications to the accounts listed below:

		Increase (Decrease)

	Aggressive	Ultra-Small	Ultra-Small
	Investors 1	Company	Company Market
Paid-In Capital	$(592,187)	$–	$1,026,511
Accumulated Deficit	592,187	–	(1,026,511)

		Increase (Decrease)
		Small-Cap	Small-Cap
		Growth	Value
Paid-In Capital		$(40,964)	$(763,760)
Accumulated Deficit		40,964	763,760

		Increase (Decrease)
			Managed
		Blue Chip	Volatility
Paid-In Capital		$3,539,222	$–
Accumulated Earnings		(3,539,222)	–

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

7.  Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2021. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2020, borrowings by the Funds under this line of credit were as follows:

					Maximum
	Weighted	Weighted	Number	Interest	Amount
	Average	Average	of Days	Expense	Borrowed During
Bridgeway Fund	Interest Rate	Loan Balance	Outstanding	Incurred1	the Period

Aggressive Investors 1	1.41%	$492,529	17	$327	$1,440,000
Ultra-Small Company	1.40%	272,333	3	32	314,000
Ultra-Small Company Market	1.40%	636,552	58	1,438	1,781,000
Small-Cap Growth	1.41%	113,117	60	267	564,000
Small-Cap Value	1.43%	62,556	9	22	438,000
Blue Chip	1.40%	717,000	161	4,494	10,432,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2020, Aggressive Investors and Blue Chip had loans outstanding in the amounts of $269,000 and $773,000, respectively, exclusive of interest payable on the loans.

8.  Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9.  Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

92	Semi-Annual Report | December 31, 2020 (Unaudited)

OTHER INFORMATION

December 31, 2020 (Unaudited)

1.  Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2020 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

2.  Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 800-SEC-0330.

bridgewayfunds.com	93

DISCLOSURE OF FUND EXPENSES

December 31, 2020 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2020 and held until December 31, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period*
	Value at 7/1/20	Value at 12/31/20	Ratio	7/1/20 - 12/31/20

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,273.81	0.30%	$1.72
Hypothetical Fund Return	$1,000.00	$1,023.69	0.30%	$1.53

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,444.70	1.26%	$7.76
Hypothetical Fund Return	$1,000.00	$1,018.85	1.26%	$6.41

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,464.53	0.75%	$4.66
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,385.49	0.94%	$5.65
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,449.33	0.94%	$5.80
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$1,213.95	0.15%	$0.84
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

94	Semi-Annual Report | December 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2020 (Unaudited)

				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period*
	Value at 7/1/20	Value at 12/31/20	Ratio	7/1/20 - 12/31/20
Bridgeway Managed Volatility Fund
Actual Fund Return	$1,000.00	$1,092.03	0.94%	$4.96
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

bridgewayfunds.com	95

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

A no-load mutual fund family

Semi-Annual Report December 31, 2020 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

bridgewayfunds.com

December 31, 2020 (Unaudited)

Bridgeway Funds Standardized Returns as of December 31, 2020 (Unaudited)

			Annualized
								Gross	Net
Fund[1]	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Expense Ratio[2]	Expense Ratio[2]
Omni Small-Cap Value	34.05%	39.44%	0.83%	6.29%	N/A	9.13%	8/31/2011	0.72%	0.60%
Omni Tax-Managed Small-Cap Value	34.38%	38.94%	-1.86%	5.98%	7.19%	7.19%	12/31/2010	0.75%	0.61%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2020.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	bridgeway.com | December 31, 2020 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2020 (Unaudited)

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2020 (Unaudited)

Market Review

Performance across domestic equity markets was positive for the December 2020 quarter. Broad market returns for the quarter rose +14.68%, as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2020, broad market stocks advanced +20.89%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks in all size categories by a wide margin. Larger stocks tended to outperform their smaller peers except in the value style category, where small-cap value stocks outperformed large-cap value stocks. As a result, large-cap growth stocks, as represented by the Russell 1000 Growth Index, had the best 12-month performance, returning +38.49%. Large-cap value stocks, as represented by the Russell 1000 Value Index, had the year’s worst performance, returning +2.80%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2020

	Quarter	Calendar Year
Best Performing	+33.36% Russell 2000® Value Index	+38.49% Russell 1000® Growth Index
	+29.61% Russell 2000® Growth Index	+38.26% Russell 3000® Growth Index
	+20.43% Russell Midcap® Value Index	+35.59% Russell Midcap® Growth Index
	+19.02% Russell Midcap® Growth Index	+34.63% Russell 2000® Growth Index
	+17.21% Russell 3000® Value Index	+4.96% Russell Midcap® Value Index
	+16.25% Russell 1000® Value Index	+4.63% Russell 2000® Value Index
	+12.41% Russell 3000® Growth Index	+2.87% Russell 3000® Value Index
Worst Performing	+11.39% Russell 1000® Growth Index	+2.80% Russell 1000® Value Index

The Bridgeway Omni Funds in this semi-annual report are asset class exposure strategies that seek broad diversification and strive for risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +34.05%, outperforming our primary market benchmark, the Russell 2000 Value Index (+33.36%). It was a good quarter.

For the calendar year, our Fund returned +0.83%, underperforming the Russell 2000 Value Index (+4.63%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	34.05%	39.44%	0.83%	6.29%	9.13%
Russell 2000 Value Index	33.36%	36.77%	4.63%	9.65%	10.35%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to December 31, 2020

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2020, we held 639 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund benefited from its primary design features during the quarter. A tilt toward smaller stocks in the small-cap value universe improved relative returns, as smaller stocks outperformed their larger counterparts during the quarter. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also helped relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to both these types of stocks added to relative results.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics detracted from relative performance. However, a tilt toward smaller stocks in the small-cap value universe contributed modestly to relative results during the 12 months under review, despite several quarters when smaller stocks lagged their larger counterparts.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. The lack of exposure to both these types of stocks added to relative results.

4	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	Adient PLC	Consumer Discretionary	0.8%
2	Allegiant Travel Co.	Industrials	0.7%
3	Mr Cooper Group, Inc.	Financials	0.7%
4	Renewable Energy Group, Inc.	Energy	0.7%
5	Walker & Dunlop, Inc.	Financials	0.7%
6	Asbury Automotive Group, Inc.	Consumer Discretionary	0.7%
7	Independent Bank Group, Inc.	Financials	0.7%
8	WESCO International, Inc.	Industrials	0.7%
9	Group 1 Automotive, Inc.	Consumer Discretionary	0.6%
10	Maxar Technologies, Inc.	Industrials	0.6%
	Total		6.9%

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference

Communication Services	2.2%	2.4%	-0.2%
Consumer Discretionary	16.1%	12.8%	3.3%
Consumer Staples	3.8%	3.6%	0.3%
Energy	10.4%	4.2%	6.2%
Financials	31.9%	27.6%	4.3%
Health Care	2.6%	6.4%	-3.8%
Industrials	18.2%	16.8%	1.4%
Information Technology	5.5%	6.4%	-0.9%
Materials	8.1%	6.2%	1.9%
Real Estate	1.2%	9.1%	-7.9%
Utilities	0.0%	4.5%	-4.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.99%
Communication Services - 2.19%
A.H. Belo Corp., Class A	65,500	$98,905
Alaska Communications Systems Group, Inc.	377,100	1,391,499
ATN International, Inc.	28,500	1,190,160
Beasley Broadcast Group, Inc., Class A	163,600	243,764
Consolidated Communications Holdings, Inc.*+	274,000	1,339,860
Cumulus Media, Inc., Class A*	60,200	524,944
DHI Group, Inc.*	185,000	410,700
Emerald Holding, Inc.	196,200	1,063,404
Emmis Communications Corp., Class A*+	102,700	186,914
Entercom Communications Corp., Class A	371,245	916,975
Entravision Communications Corp., Class A	260,800	717,200
EW Scripps Co. (The), Class A	58,966	901,590
Fluent, Inc.*	187,900	997,749
Gray Television, Inc.*	248,400	4,443,876
Lions Gate Entertainment Corp., Class B*	100,000	1,038,000
Marcus Corp. (The)	82,250	1,108,730
Mediaco Holding, Inc., Class A*+	12,992	33,779
Meredith Corp.+	130,000	2,496,000
Saga Communications, Inc., Class A	21,761	522,700
Scholastic Corp.	103,990	2,599,750
Townsquare Media, Inc., Class A	144,900	965,034
Urban One, Inc.*	151,800	177,606

		23,369,139

Consumer Discretionary - 16.12%
Abercrombie & Fitch Co., Class A+	167,500	3,410,300
Adient PLC*	235,000	8,170,950
Adtalem Global Education, Inc.*	117,500	3,989,125
AMCON Distributing Co.+	1,350	160,583
American Axle & Manufacturing Holdings, Inc.*	172,200	1,436,148
American Outdoor Brands, Inc.*	46,081	784,759
American Public Education, Inc.*	72,600	2,212,848

Industry Company	Shares	Value

Consumer Discretionary (continued)
Ark Restaurants Corp.	12,600	$244,314
Asbury Automotive Group, Inc.*	50,000	7,287,000
Barnes & Noble Education, Inc.*	141,884	659,761
Bassett Furniture Industries, Inc.	21,900	439,752
Beazer Homes USA, Inc.*	183,500	2,780,025
Bed Bath & Beyond, Inc.+	368,000	6,535,680
Big 5 Sporting Goods Corp.+	113,700	1,160,877
Big Lots, Inc.+	110,000	4,722,300
Biglari Holdings, Inc., Class B*	6,200	689,440
BJ’s Restaurants, Inc.	50,000	1,924,500
Bluegreen Vacations Corp.+	105,000	833,700
Bluegreen Vacations Holding Corp.	55,208	746,964
Build-A-Bear Workshop, Inc.*	29,500	125,965
Caleres, Inc.	78,500	1,228,525
Carrols Restaurant Group, Inc.*	205,000	1,287,400
Cato Corp. (The), Class A	72,000	690,480
Century Casinos, Inc.*	81,600	521,424
Century Communities, Inc.*	95,200	4,167,856
Chico’s FAS, Inc.	200,000	318,000
China Automotive Systems, Inc.*+	95,650	596,856
China XD Plastics Co., Ltd.*	100,000	99,000
Chuy’s Holdings, Inc.*	23,000	609,270
Citi Trends, Inc.	50,840	2,525,731
Conn’s, Inc.*	81,900	957,411
Container Store Group, Inc. (The)*	155,450	1,482,993
Cooper Tire & Rubber Co.	148,250	6,004,125
Crown Crafts, Inc.	21,050	150,508
Culp, Inc.+	30,000	476,100
Dana, Inc.	60,000	1,171,200
Del Taco Restaurants, Inc.*	113,300	1,026,498
Delta Apparel, Inc.*	29,900	600,093
Dillard’s, Inc., Class A+	65,000	4,098,250
Dixie Group, Inc. (The)*	34,800	88,740
Dover Motorsports, Inc.	39,500	89,665
Ethan Allen Interiors, Inc.	75,500	1,525,855
Express, Inc.*+	181,000	164,710
Fiesta Restaurant Group, Inc.*	87,500	997,500
Flanigan’s Enterprises, Inc.*	2,500	49,398
Fossil Group, Inc.*	46,000	398,820

bridgewayfunds.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Full House Resorts, Inc.*	121,000	$475,530
GameStop Corp., Class A*+	50,000	942,000
Genesco, Inc.*	45,000	1,354,050
G-III Apparel Group, Ltd.*	148,000	3,513,520
Golden Entertainment, Inc.*	94,500	1,879,605
Good Times Restaurants, Inc.*	106,000	302,100
Group 1 Automotive, Inc.+	51,900	6,806,166
Guess?, Inc.+	50,000	1,131,000
Haverty Furniture Cos., Inc.	64,400	1,781,948
Hibbett Sports, Inc.*	76,900	3,551,242
Hooker Furniture Corp.	26,000	838,500
Houghton Mifflin Harcourt Co.*	278,600	927,738
J Alexander’s Holdings, Inc.*	45,150	329,144
Lands’ End, Inc.*+	92,600	1,997,382
Lazydays Holdings, Inc.*+	30,000	487,500
Lifetime Brands, Inc.	77,650	1,180,280
Live Ventures, Inc.*	3,200	39,584
M/I Homes, Inc.*	90,000	3,986,100
MarineMax, Inc.*	87,000	3,047,610
Modine Manufacturing Co.*	162,800	2,044,768
Motorcar Parts of America, Inc.*	65,000	1,275,300
Movado Group, Inc.	75,000	1,246,500
New Home Co., Inc. (The)*	57,900	271,551
ODP Corp. (The)	172,000	5,039,600
Perdoceo Education Corp.*	126,000	1,591,380
Playa Hotels & Resorts NV*	361,404	2,150,354
Red Robin Gourmet Burgers, Inc.*+	47,300	909,579
Rocky Brands, Inc.	34,300	962,801
Select Interior Concepts, Inc., Class A*	75,800	541,970
Shoe Carnival, Inc.	49,100	1,923,738
Signet Jewelers, Ltd.+	174,400	4,755,888
Smith & Wesson Brands, Inc.+	184,327	3,271,804
Sonic Automotive, Inc., Class A+	136,100	5,249,377
Sportsman’s Warehouse Holdings, Inc.*	100,000	1,755,000
Strattec Security Corp.	18,800	927,968
Stride, Inc.*	114,917	2,439,688
Superior Group of Cos., Inc.	74,200	1,724,408
Tandy Leather Factory, Inc.*+	22,700	72,640
Tenneco, Inc., Class A*	237,000	2,512,200

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tilly’s, Inc., Class A	88,300	$720,528
TravelCenters of America, Inc.*	61,340	1,999,684
TRI Pointe Group, Inc.*+	266,000	4,588,500
Unifi, Inc.*	64,273	1,140,203
Unique Fabricating, Inc.*	35,000	192,475
Vista Outdoor, Inc.*	183,287	4,354,899
VOXX International Corp.*	82,100	1,047,596
Weyco Group, Inc.	23,000	364,320
ZAGG, Inc.*	25,000	104,250
Zumiez, Inc.*	79,800	2,935,044

		172,326,411

Consumer Staples - 3.82%
Alico, Inc.	32,861	1,019,348
Andersons, Inc. (The)	111,900	2,742,669
B&G Foods, Inc.+	185,000	5,130,050
Central Garden & Pet Co.*	10,000	386,100
Central Garden & Pet Co., Class A*	67,400	2,448,642
Coffee Holding Co., Inc.*	23,000	88,320
Edgewell Personal Care Co.	97,300	3,364,634
Fresh Del Monte Produce, Inc.+	157,700	3,795,839
Ingles Markets, Inc., Class A	86,900	3,707,154
Lifeway Foods, Inc.*	5,000	27,050
Mannatech, Inc.	8,400	156,240
Natural Alternatives International, Inc.*	18,100	188,602
Natural Grocers by Vitamin Cottage, Inc.	36,100	496,014
Oil-Dri Corp. of America	2,000	68,160
Rite Aid Corp.*	225,500	3,569,665
Seneca Foods Corp., Class A*	40,100	1,599,990
SpartanNash Co.	120,946	2,105,670
United Natural Foods, Inc.*+	221,000	3,529,370
Village Super Market, Inc., Class A+	74,009	1,632,639
Weis Markets, Inc.	100,325	4,796,538

		40,852,694

Energy - 10.42%
Adams Resources & Energy, Inc.	23,100	556,710
Amplify Energy Corp.	69,400	90,914
Antero Resources Corp.*+	1,020,000	5,559,000
Arch Resources, Inc.	48,500	2,122,845

8	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Archrock, Inc.	404,000	$3,498,640
Ardmore Shipping Corp.	123,988	405,441
Berry Corp.	248,271	913,637
Bonanza Creek Energy, Inc.*	70,000	1,353,100
Bristow Group, Inc.*	48,266	1,270,361
Comstock Resources, Inc.*	781,900	3,416,903
CONSOL Energy, Inc.*	83,600	602,756
Dawson Geophysical Co.*	113,600	240,832
DHT Holdings, Inc.	617,322	3,228,594
Diamond S Shipping, Inc.*+	114,000	759,240
Dorian LPG, Ltd.*	161,300	1,966,247
Earthstone Energy, Inc., Class A*	194,000	1,034,020
Epsilon Energy, Ltd.*+	90,000	333,900
Exterran Corp.*	97,200	429,624
Frontline, Ltd.+	778,200	4,840,404
Golar LNG, Ltd.*	220,000	2,120,800
Goodrich Petroleum Corp.*	37,300	376,357
Gran Tierra Energy, Inc.*	244,400	88,913
Green Plains, Inc.*+	140,200	1,846,434
Helix Energy Solutions Group, Inc.*	460,500	1,934,100
International Seaways, Inc.	85,000	1,388,050
Kosmos Energy, Ltd.	650,000	1,527,500
Liberty Oilfield Services, Inc., Class A	248,700	2,564,097
Mammoth Energy Services, Inc.*	121,400	540,230
Matador Resources Co.*+	400,000	4,824,000
Matrix Service Co.*	75,500	832,010
Murphy Oil Corp.+	300,000	3,630,000
Nabors Industries, Ltd.+	21,000	1,222,830
NACCO Industries, Inc., Class A	20,445	537,703
National Energy Services Reunited Corp.*+	328,700	3,263,991
Natural Gas Services Group, Inc.*+	48,800	462,624
Navigator Holdings, Ltd.*	245,000	2,682,750
Navios Maritime Acquisition Corp.	74,700	230,823
Newpark Resources, Inc.*	306,500	588,480
NexTier Oilfield Solutions, Inc.*	200,000	688,000
Nine Energy Service, Inc.*+	55,000	149,600
Nordic American Tankers, Ltd.+	621,700	1,834,015
Northern Oil and Gas, Inc.*+	127,070	1,113,133

Industry Company	Shares	Value

Energy (continued)
Oceaneering International, Inc.*	295,000	$2,345,250
Oil States International, Inc.*	179,100	899,082
Overseas Shipholding Group, Inc., Class A*	593,300	1,269,662
Par Pacific Holdings, Inc.*	159,100	2,224,218
Patterson-UTI Energy, Inc.	564,000	2,966,640
PBF Energy, Inc., Class A+	50,000	355,000
Penn Virginia Corp.*+	43,500	441,525
PrimeEnergy Resources Corp.*	1,000	43,170
Profire Energy, Inc.*	84,700	72,207
ProPetro Holding Corp.*	242,500	1,792,075
Ranger Energy Services, Inc.*	38,400	139,776
Renewable Energy Group, Inc.*	106,885	7,569,596
RPC, Inc.*	555,000	1,748,250
SandRidge Energy, Inc.*	70,100	217,310
Scorpio Tankers, Inc.+	161,467	1,806,816
Select Energy Services, Inc., Class A*	327,500	1,342,750
SFL Corp., Ltd.	424,400	2,665,232
SilverBow Resources, Inc.*+	15,000	79,650
Smart Sand, Inc.*	132,000	227,040
Solaris Oilfield Infrastructure, Inc., Class A+	107,900	878,306
Southwestern Energy Co.*+	2,004,123	5,972,287
Talos Energy, Inc.*+	183,400	1,511,216
Teekay Corp.*+	440,000	946,000
Teekay Tankers, Ltd., Class A*+	148,937	1,639,796
TETRA Technologies, Inc.*	369,600	318,410
US Silica Holdings, Inc.+	235,000	1,649,700
VAALCO Energy, Inc.*	400,000	708,000
World Fuel Services Corp.	80,500	2,508,380

		111,406,952

Financials - 31.96%
1st Constitution Bancorp	33,000	523,710
1st Source Corp.	75,000	3,022,500
ACNB Corp.	5,000	125,000
Allegiance Bancshares, Inc.	60,000	2,047,800
Amalgamated Bank, Class A	59,000	810,660

bridgewayfunds.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
A-Mark Precious Metals, Inc.	5,000	$128,250
Amerant Bancorp, Inc.*	149,394	2,270,789
American National Bankshares, Inc.	25,000	655,250
American River Bankshares	21,300	280,095
AmeriServ Financial, Inc.	138,000	431,940
Ames National Corp.	1,008	24,212
Argo Group International Holdings, Ltd.	80,984	3,539,001
Atlantic Capital Bancshares, Inc.*	65,500	1,042,760
Axos Financial, Inc.*	179,710	6,744,516
Banc of California, Inc.	137,500	2,022,625
Banco Latinoamericano de Comercio Exterior SA, Class E	87,200	1,380,376
Bancorp 34, Inc.+	15,400	174,790
Bank of Commerce Holdings	93,041	921,106
Bank of NT Butterfield & Son, Ltd. (The)	153,500	4,783,060
Bank of Princeton (The)*	19,480	456,027
Bank7 Corp.	51,500	731,300
BankFinancial Corp.	59,912	526,027
Bar Harbor Bankshares	55,966	1,264,272
BCB Bancorp, Inc.	85,400	945,378
Berkshire Hills Bancorp, Inc.	117,301	2,008,193
Boston Private Financial Holdings, Inc.	195,700	1,653,665
Bridge Bancorp, Inc.	54,000	1,305,720
Brookline Bancorp, Inc.	250,000	3,010,000
Bryn Mawr Bank Corp.	57,800	1,768,391
Business First Bancshares, Inc.	65,000	1,323,400
Byline Bancorp, Inc.	125,000	1,931,250
C&F Financial Corp.	6,900	256,059
Cadence BanCorp	260,000	4,269,200
Cambridge Bancorp	552	38,502
Carter Bankshares, Inc.	18,000	192,960
CB Financial Services, Inc.	15,300	306,153
CBTX, Inc.	12,125	309,309
Central Pacific Financial Corp.	20,000	380,200
Central Valley Community Bancorp	80,000	1,191,200
Century Bancorp, Inc., Class A	5,000	386,800
Chemung Financial Corp.	19,500	662,025

Industry Company	Shares	Value

Financials (continued)
Citizens Community Bancorp, Inc.	28,000	$304,920
Citizens, Inc.*+	106,040	607,609
Civista Bancshares, Inc.	57,523	1,008,378
CNB Financial Corp.	61,400	1,307,206
Codorus Valley Bancorp, Inc.	16,122	273,429
Colony Bankcorp, Inc.	1,500	21,975
Community Bankers Trust Corp.	63,800	430,650
Community Financial Corp. (The)	12,500	331,000
Community Trust Bancorp, Inc.	55,000	2,037,750
Community West Bancshares	42,000	381,360
ConnectOne Bancorp, Inc.	118,400	2,343,136
Consumer Portfolio Services, Inc.*	146,650	621,796
Cortland Bancorp	10,000	186,100
County Bancorp, Inc.	50,237	1,109,233
Cowen, Inc., Class A+	134,100	3,485,259
Curo Group Holdings Corp.	45,600	653,448
Customers Bancorp, Inc.*	91,600	1,665,288
Dime Community Bancshares, Inc.	119,007	1,876,740
Donegal Group, Inc., Class A	139,000	1,955,730
Donnelley Financial Solutions, Inc.*	54,100	918,077
Eagle Bancorp Montana, Inc.	13,800	292,836
Eagle Bancorp, Inc.	82,070	3,389,491
Elevate Credit, Inc.*	163,500	652,365
Emclaire Financial Corp.+	1,200	37,428
Employers Holdings, Inc.	105,900	3,408,921
Encore Capital Group, Inc.*+	112,500	4,381,875
Enova International, Inc.*	132,307	3,277,244
Enterprise Bancorp, Inc.	46,475	1,187,436
Enterprise Financial Services Corp.	81,100	2,834,445
Equity Bancshares, Inc., Class A*	37,100	800,989
Esquire Financial Holdings, Inc.*	22,000	422,180
ESSA Bancorp, Inc.	55,200	828,000
Evans Bancorp, Inc.	20,501	564,598
EZCORP, Inc., Class A*+	149,169	714,520
Farmers National Banc Corp.	54,550	723,879

10	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
FBL Financial Group, Inc., Class A	70,806	$3,718,023
FedNat Holding Co.	72,600	429,792
FG Financial Group, Inc.*	16,800	70,896
Financial Institutions, Inc.	62,000	1,395,000
First BanCorp Puerto Rico	476,500	4,393,330
First Bancorp/Southern Pines NC	70,200	2,374,866
First Bancshares, Inc. (The)	49,200	1,519,296
First Bank	55,000	515,900
First Busey Corp.	123,500	2,661,425
First Business Financial Services, Inc.	51,400	946,274
First Capital, Inc.+	35	2,120
First Choice Bancorp	38,000	702,620
First Commonwealth Financial Corp.	273,800	2,995,372
First Community Bankshares, Inc.	4,579	98,815
First Financial Corp.	43,862	1,704,039
First Financial Northwest, Inc.	42,882	488,855
First Guaranty Bancshares, Inc.	26,974	479,328
First Merchants Corp.	128,100	4,792,221
First Mid Bancshares, Inc.	51,500	1,733,490
First Midwest Bancorp, Inc.	266,400	4,241,088
First National Corp.+	18,000	304,200
First Northwest Bancorp	2,000	31,200
First of Long Island Corp. (The)	20,600	367,710
First United Corp.	21,876	339,078
First US Bancshares, Inc.	6,468	57,048
Flushing Financial Corp.	88,297	1,469,262
FNCB Bancorp, Inc.	6,000	38,400
Franklin Financial Services Corp.	6,100	164,883
FVCBankcorp, Inc.*	2,000	29,400
Genworth Financial, Inc., Class A*	1,300,000	4,914,000
Global Indemnity Group, LLC, Class A	57,600	1,646,784
Great Southern Bancorp, Inc.	10,000	489,000
Great Western Bancorp, Inc.	123,000	2,570,700
Hallmark Financial Services, Inc.*	45,000	160,200
Hanmi Financial Corp.	93,000	1,054,620
Hawthorn Bancshares, Inc.	25,252	553,019

Industry Company	Shares	Value

Financials (continued)
Heartland Financial USA, Inc.	93,600	$3,778,632
Hennessy Advisors, Inc.+	7,000	59,710
Heritage Commerce Corp.	12,900	114,423
Heritage Financial Corp.	88,400	2,067,676
Heritage Insurance Holdings, Inc.	89,600	907,648
HMN Financial, Inc.*	23,800	409,360
Home Bancorp, Inc.	52,213	1,461,442
HomeStreet, Inc.	64,500	2,176,875
Hope Bancorp, Inc.	310,800	3,390,828
Horace Mann Educators Corp.	107,000	4,498,280
Horizon Bancorp, Inc.	133,367	2,115,201
Howard Bancorp, Inc.*	71,000	838,510
Independent Bank Corp.	47,500	877,325
Independent Bank Group, Inc.	114,000	7,127,280
Investar Holding Corp.	40,000	661,600
James River Group Holdings, Ltd.	107,100	5,263,965
Kingstone Cos., Inc.	45,300	301,245
Lakeland Bancorp, Inc.	165,850	2,106,295
Landmark Bancorp, Inc.	15,297	349,536
LCNB Corp.	45,500	668,395
Limestone Bancorp, Inc.*	23,450	294,532
Luther Burbank Corp.	253,197	2,481,331
Mackinac Financial Corp.	48,500	618,860
Malvern Bancorp, Inc.*+	4,900	75,950
Manning & Napier, Inc.	323,975	2,031,323
Marlin Business Services Corp.	37,280	456,307
Meridian Bancorp, Inc.	40,000	596,400
Meridian Corp.	30,000	624,000
Meta Financial Group, Inc.	93,931	3,434,117
Metrocity Bankshares, Inc.	9,291	133,976
Metropolitan Bank Holding Corp.*	31,400	1,138,878
Middlefield Banc Corp.+	34,000	765,000
Midland States Bancorp, Inc.	46,991	839,729
MidWestOne Financial Group, Inc.	41,460	1,015,770
MMA Capital Holdings, Inc.*	7,800	191,880
Mr Cooper Group, Inc.*	252,466	7,834,020
MVB Financial Corp.	32,600	739,368
National Holdings Corp.*	2,000	6,060
National Western Life Group, Inc., Class A	11,314	2,335,662
Navient Corp.	430,000	4,222,600
Nicholas Financial, Inc.*	43,400	363,692

bridgewayfunds.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
NMI Holdings, Inc., Class A*	185,000	$4,190,250
Northeast Bank	37,500	844,500
Northfield Bancorp, Inc.	55,000	678,150
Northrim BanCorp, Inc.	20,445	694,108
Oak Valley Bancorp+	2,000	33,240
OceanFirst Financial Corp.	149,123	2,778,161
Ocwen Financial Corp.*	25,001	722,779
OFG Bancorp	177,900	3,298,266
Old Point Financial Corp.	1,000	18,960
Old Second Bancorp, Inc.	85,550	864,055
OP Bancorp	91,900	707,630
Oportun Financial Corp.*	78,000	1,510,860
Oppenheimer Holdings, Inc., Class A	54,493	1,712,715
Orrstown Financial Services, Inc.	25,600	423,680
Ottawa Bancorp, Inc.+	1,000	14,570
Pacific Mercantile Bancorp*	47,086	242,022
Pacific Premier Bancorp,
Inc.	215,900	6,764,147
Parke Bancorp, Inc.	55,099	859,544
Pathfinder Bancorp, Inc.	3,000	34,440
Patriot National Bancorp, Inc.+	13,000	122,720
PCB Bancorp	93,600	946,296
Peapack-Gladstone
Financial Corp.	54,894	1,249,387
Penns Woods Bancorp, Inc.	3,034	78,914
Peoples Bancorp of North Carolina, Inc.	24,017	552,871
Peoples Bancorp, Inc.	74,600	2,020,914
Peoples Financial Services Corp.	22,900	841,804
Piper Sandler Cos.	35,500	3,581,950
Plumas Bancorp	2,000	47,000
Preferred Bank/Los Angeles CA	36,600	1,847,202
Premier Financial Bancorp, Inc.	52,650	699,719
ProAssurance Corp.	140,000	2,490,600
ProSight Global, Inc.*	3,500	44,905
Protective Insurance Corp., Class B	73,900	1,013,169
Provident Bancorp, Inc.	54,600	655,200
Provident Financial Holdings, Inc.	51,000	801,210
Provident Financial Services, Inc.	187,731	3,371,649
Prudential Bancorp, Inc.	4,600	63,710

Industry Company	Shares	Value

Financials (continued)
QCR Holdings, Inc.	63,500	$2,513,965
RBB Bancorp	95,883	1,474,681
Regional Management Corp.	68,000	2,030,480
Renasant Corp.	145,780	4,909,870
Republic Bancorp, Inc., Class A	74,642	2,692,337
Riverview Bancorp, Inc.	119,500	628,570
Salisbury Bancorp, Inc.	2,183	81,360
Sandy Spring Bancorp, Inc.	111,900	3,602,061
SB Financial Group, Inc.	33,800	617,864
Security National Financial Corp., Class A*	96,201	803,278
Select Bancorp, Inc.*	54,591	516,977
Severn Bancorp, Inc.	35,000	249,900
Shore Bancshares, Inc.	67,012	978,375
Sierra Bancorp	53,000	1,267,760
SmartFinancial, Inc.	53,000	961,420
Sound Financial Bancorp, Inc.+	1,000	31,750
Southern Missouri
Bancorp, Inc.	11,000	334,840
Southern National
Bancorp of Virginia, Inc.	79,858	967,080
Spirit of Texas Bancshares, Inc.	65,000	1,092,000
Standard AVB Financial Corp.	25,900	844,081
Sterling Bancorp, Inc.	24,000	108,960
Stewart Information
Services Corp.	81,714	3,951,689
StoneX Group, Inc.*	81,014	4,690,711
Summit Financial Group, Inc.	35,515	784,171
Summit State Bank	30,000	397,500
SuRo Capital Corp.+	86,900	1,137,521
SWK Holdings Corp.*	4,500	64,755
TCG BDC, Inc.	50,000	513,000
Territorial Bancorp, Inc.	30,000	720,900
Third Point Reinsurance, Ltd.*	324,600	3,090,192
Timberland Bancorp, Inc.	25,500	618,630
Tiptree, Inc.	185,200	929,704
TriCo Bancshares	88,000	3,104,640
TriState Capital Holdings, Inc.*	109,900	1,912,260
United Bancshares, Inc.	1,000	24,460
United Fire Group, Inc.	78,800	1,977,880
United Insurance Holdings Corp.	72,200	412,984
Unity Bancorp, Inc.	63,867	1,120,866

12	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Universal Insurance Holdings, Inc.	86,316	$1,304,235
Univest Financial Corp.	84,979	1,748,868
Veritex Holdings, Inc.	139,230	3,572,642
Waddell & Reed Financial, Inc., Class A	193,800	4,936,086
Walker & Dunlop, Inc.	81,475	7,497,330
Watford Holdings, Ltd.*	9,108	315,137
Western New England Bancorp, Inc.	145,000	999,050
World Acceptance Corp.*+	26,100	2,667,942

		341,727,756

Health Care - 2.56%
Brookdale Senior Living, Inc.*	585,700	2,594,651
CynergisTek, Inc.*	60,000	87,000
Five Star Senior Living, Inc.*	68,400	471,960
FONAR Corp.*	45,500	789,880
Kewaunee Scientific Corp.*	3,000	37,830
Lannett Co., Inc.*+	118,000	769,360
Lexicon Pharmaceuticals, Inc.*+	255,000	872,100
Magellan Health, Inc.*	69,500	5,757,380
National HealthCare Corp.	18,500	1,228,585
Opiant Pharmaceuticals, Inc.*	400	3,232
Owens & Minor, Inc.	208,500	5,639,925
Surgery Partners, Inc.*	152,241	4,416,511
Tivity Health, Inc.*	155,000	3,036,450
Triple-S Management Corp., Class B*	78,550	1,677,043

		27,381,907

Industrials - 18.16%
AAR Corp.	75,000	2,716,500
Acacia Research Corp.*	196,000	772,240
ACCO Brands Corp.	375,300	3,171,285
Acme United Corp.	15,000	451,950
Aegion Corp.*	113,000	2,145,870
AeroCentury Corp.*	4,300	46,225
Air T, Inc.*	4,200	104,580
Allegiant Travel Co.	41,500	7,853,460
ARC Document Solutions, Inc.	50,000	74,000
ArcBest Corp.	84,500	3,605,615
Art’s-Way Manufacturing Co., Inc.*	15,000	42,750
Atlas Air Worldwide Holdings, Inc.*	95,700	5,219,478

Industry Company	Shares	Value

Industrials (continued)
Avis Budget Group, Inc.*	109,500	$4,084,350
BG Staffing, Inc.	18,000	242,820
BrightView Holdings, Inc.*	257,800	3,897,936
Caesarstone, Ltd.	130,600	1,683,434
CAI International, Inc.	89,600	2,799,104
Chicago Rivet & Machine Co.	1,000	22,860
CIRCOR International, Inc.*	75,000	2,883,000
Commercial Vehicle Group, Inc.*	144,100	1,246,465
CompX International, Inc.	1,000	14,230
Concrete Pumping Holdings, Inc.*	130,000	497,900
Cornerstone Building Brands, Inc.*	378,100	3,508,768
Costamare, Inc.	517,200	4,282,416
Covenant Logistics Group, Inc.*	51,100	756,791
DLH Holdings Corp.*	83,500	778,220
DXP Enterprises, Inc.*	54,000	1,200,420
Eagle Bulk Shipping, Inc.*+	32,142	610,698
Eastern Co. (The)	19,601	472,384
Echo Global Logistics, Inc.*	104,000	2,789,280
EnPro Industries, Inc.	61,800	4,667,136
Fortress Transportation and Infrastructure Investors, LLC+	235,000	5,513,100
Foundation Building Materials, Inc.*	129,700	2,491,537
Genco Shipping & Trading, Ltd.	180,900	1,331,424
General Finance Corp.*	115,764	985,152
GMS, Inc.*	118,200	3,602,736
GP Strategies Corp.*	60,000	711,600
Greenbrier Cos., Inc. (The)	116,700	4,245,546
H&E Equipment Services, Inc.	63,000	1,878,030
Hawaiian Holdings, Inc.+	98,300	1,739,910
HC2 Holdings, Inc.*+	335,127	1,092,513
Heidrick & Struggles International, Inc.	70,000	2,056,600
Herc Holdings, Inc.*	82,300	5,465,543
Hyster-Yale Materials Handling, Inc.	34,600	2,060,430
Interface, Inc.	153,500	1,611,750
Kelly Services, Inc., Class A	99,300	2,042,601
Knoll, Inc.	185,000	2,715,800
L B Foster Co., Class A*	35,700	537,285
Limbach Holdings, Inc.*	32,800	404,424

bridgewayfunds.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
LS Starrett Co. (The), Class A*	15,000	$ 63,450
LSI Industries, Inc.	104,900	897,944
Lydall, Inc.*	59,500	1,786,785
Manitowoc Co., Inc. (The)*	100,000	1,331,000
Matthews International Corp., Class A	100,000	2,940,000
Maxar Technologies, Inc.	176,000	6,791,840
Mesa Air Group, Inc.*+	107,900	721,851
Miller Industries, Inc.	34,400	1,307,888
Mistras Group, Inc.*	78,500	609,160
MRC Global, Inc.*	137,500	911,625
MYR Group, Inc.*	54,120	3,252,612
Navios Maritime Holdings, Inc.*	43,102	96,979
NL Industries, Inc.	30,500	145,790
NN, Inc.*	133,000	873,810
Northwest Pipe Co.*	50,000	1,415,000
NOW, Inc.*	276,566	1,985,744
Orion Group Holdings, Inc.*	173,222	859,181
P&F Industries, Inc., Class A	696	4,211
PAM Transportation Services, Inc.*	28,805	1,411,445
Pangaea Logistics Solutions, Ltd.	111,200	308,024
Park-Ohio Holdings Corp.	40,515	1,251,913
Patriot Transportation Holding, Inc.	7,500	65,850
Perma-Pipe International Holdings, Inc.*	20,000	121,200
Powell Industries, Inc.	25,000	737,250
Preformed Line Products Co.	16,375	1,120,705
Primoris Services Corp.	150,200	4,147,022
Quad/Graphics, Inc.	34,000	129,880
Quanex Building Products Corp.	75,000	1,662,750
REV Group, Inc.	348,000	3,065,880
Rush Enterprises, Inc., Class A	137,900	5,711,818
Rush Enterprises, Inc., Class B	69,410	2,629,945
Safe Bulkers, Inc.*	312,100	405,730
Scorpio Bulkers, Inc.+	24,350	412,246
SEACOR Holdings, Inc.*	61,400	2,545,030
Steelcase, Inc., Class A	350,000	4,742,500
Sterling Construction Co., Inc.*	100,000	1,861,000
Team, Inc.*	83,600	911,240
Terex Corp.	61,000	2,128,290

Industry Company	Shares	Value

Industrials (continued)
Textainer Group Holdings, Ltd.*	205,400	$ 3,939,572
Titan Machinery, Inc.*	95,100	1,859,205
TrueBlue, Inc.*	126,650	2,367,088
Tutor Perini Corp.*	181,870	2,355,217
Ultralife Corp.*	22,400	144,928
Universal Logistics Holdings, Inc.	69,400	1,428,946
US Xpress Enterprises, Inc., Class A*	195,000	1,333,800
USA Truck, Inc.*	10,000	89,300
Veritiv Corp.*	53,500	1,112,265
Viad Corp.	59,000	2,134,030
VSE Corp.	37,600	1,447,224
Wabash National Corp.	173,900	2,996,297
WESCO International, Inc.*	90,000	7,065,000
Willis Lease Finance Corp.*	48,400	1,474,264

		194,239,870

Information Technology - 5.50%
Alpha & Omega Semiconductor, Ltd.*	114,544	2,707,820
Avaya Holdings Corp.*	250,500	4,797,075
Aviat Networks, Inc.*	20,200	689,830
Bel Fuse, Inc., Class B	24,500	368,235
Benchmark Electronics, Inc.	151,000	4,078,510
Communications Systems, Inc.	20,000	91,400
Computer Task Group, Inc.*	50,000	306,000
Comtech Telecommunications Corp.	111,015	2,296,900
CSP, Inc.	5,150	39,809
Eastman Kodak Co.*+	163,181	1,328,293
GTT Communications, Inc.*+	140,000	499,800
Information Services Group, Inc.*	140,300	460,184
Innodata, Inc.*	18,000	95,400
Kimball Electronics, Inc.*	112,600	1,800,474
MTS Systems Corp.	21,408	1,245,089
NeoPhotonics Corp.*	160,000	1,454,400
NETGEAR, Inc.*	40,000	1,625,200
NetScout Systems, Inc.*	94,500	2,591,190
NetSol Technologies, Inc.*	39,800	151,240
Photronics, Inc.*	271,050	3,024,918
Ribbon Communications, Inc.*	240,100	1,575,056

14	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Sanmina Corp.*	135,100	$4,308,339
ScanSource, Inc.*	82,100	2,165,798
StarTek, Inc.*	232,000	1,744,640
Super Micro Computer, Inc.*	175,425	5,553,956
Support.com, Inc.*	75,000	165,000
Synacor, Inc.*+	182,000	247,520
Taitron Components, Inc., Class A	10,000	32,400
Trio-Tech International*	21,800	86,361
TSR, Inc.*+	1,000	6,820
TTM Technologies, Inc.*	370,153	5,106,261
Ultra Clean Holdings, Inc.*	93,700	2,918,755
VirnetX Holding Corp.+	215,000	1,083,600
Wayside Technology Group, Inc.	16,400	313,240
Xperi Holding Corp.	183,500	3,835,150

		58,794,663

Materials - 8.10%
Advanced Emissions Solutions, Inc.	84,575	465,162
AdvanSix, Inc.*	70,000	1,399,300
AgroFresh Solutions, Inc.*	236,100	535,947
Ampco-Pittsburgh Corp.*	60,000	328,800
Boise Cascade Co.	78,500	3,752,300
Caledonia Mining Corp. PLC	9,200	146,096
Carpenter Technology Corp.	120,000	3,494,400
Century Aluminum Co.*+	300,000	3,309,000
Clearwater Paper Corp.*+	57,000	2,151,750
Contura Energy, Inc.*	71,800	816,366
Core Molding Technologies, Inc.*	30,000	422,400
Domtar Corp.+	157,000	4,969,050
Friedman Industries, Inc.	52,100	357,406
FutureFuel Corp.	102,800	1,305,560
Glatfelter Corp.	147,400	2,414,412
Haynes International, Inc.	40,410	963,374
Intrepid Potash, Inc.*	48,356	1,167,797
Kaiser Aluminum Corp.	38,600	3,817,540
Koppers Holdings, Inc.*	40,000	1,246,400
Kraton Corp.*	117,150	3,255,599
Mercer International, Inc.+	226,150	2,318,038
Minerals Technologies, Inc.	100,900	6,267,908
Olympic Steel, Inc.	37,000	493,210
PQ Group Holdings, Inc.	376,850	5,373,881
Ramaco Resources, Inc.*+	70,700	203,616
Rayonier Advanced Materials, Inc.*	224,500	1,463,740

Industry Company	Shares	Value

Materials (continued)
Resolute Forest Products, Inc.*	251,500	$1,644,810
Ryerson Holding Corp.*	115,000	1,568,600
Schnitzer Steel Industries, Inc., Class A	110,800	3,535,628
SunCoke Energy, Inc.	84,700	368,445
TimkenSteel Corp.*	122,500	572,075
Trecora Resources*	84,200	588,558
Tredegar Corp.	106,700	1,781,890
Trinseo SA	100,000	5,121,000
Tronox Holdings PLC, Class A	362,185	5,295,145
United States Steel Corp.+	395,000	6,624,150
Universal Stainless & Alloy Products, Inc.*	22,450	167,926
US Concrete, Inc.*	60,000	2,398,200
Verso Corp., Class A	101,800	1,223,636
Warrior Met Coal, Inc.	152,992	3,261,789

		86,590,904

Real Estate - 1.16%
Altisource Portfolio Solutions SA*	48,861	629,330
BBX Capital, Inc.*+	55,208	314,133
CTO Realty Growth, Inc.	19,036	802,558
Newmark Group, Inc., Class A	721,000	5,256,090
Realogy Holdings Corp.*	415,600	5,452,672

		12,454,783

TOTAL COMMON STOCKS - 99.99%		1,069,145,079

(Cost $855,803,398)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	221	5,635

TOTAL PREFERRED STOCK - 0.00%		5,635

(Cost $4,597)

RIGHTS - 0.01%
Newstar Financial, Inc., CVR*Δ	120,000	—
Pan American Silver Corp.,CVR*	150,000	123,750

TOTAL RIGHTS - 0.01%		123,750

(Cost $44,719)

bridgewayfunds.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value
WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	11,644	$ 2,655
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	141

TOTAL WARRANTS - 0.00%		2,796

(Cost $106,727)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.26%
Fidelity Investments Money Market Government Portfolio Class I 0.01%		2,759,478	2,759,478

TOTAL MONEY MARKET FUND - 0.26%			2,759,478

(Cost $2,759,478)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.83%

Fidelity Investments Money Market Government Portfolio Class I** 0.01%		30,305,157	30,305,157

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.83%			30,305,157

(Cost $30,305,157)

TOTAL INVESTMENTS - 103.09%			$1,102,341,895
(Cost $889,024,076)
Liabilities in Excess of Other Assets - (3.09%)			(33,041,941)

NET ASSETS - 100.00%			$1,069,299,954

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2020.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at December 31, 2020. Total loaned securities had a value of $81,551,891, which included loaned securities with a value of $90,214 that have been sold and are pending settlement as of December 31, 2020. The total market value of loaned securities excluding these pending sales is $81,461,677. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Financials	$341,495,918	$231,838	$–	$341,727,756
Other Industries (a)	727,417,323	–	–	727,417,323

Total Common Stocks	1,068,913,241	231,838	–	1,069,145,079
Preferred Stock	5,635	–	–	5,635
Rights	123,750	–	0	123,750
Warrants	2,796	–	–	2,796
Money Market Fund	–	2,759,478	–	2,759,478
Investments Purchased With Cash Proceeds From Securities Lending	–	30,305,157	–	30,305,157

TOTAL	$1,069,045,422	$33,296,473	$0	$1,102,341,895

(a) -	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 06/30/2020	$ 6,000
Purchases	–
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	(6,000)
Transfers in	–
Transfers out	–

Balance as of 12/31/2020	$ 0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2020	$ (6,000)

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2020

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2020, our Fund returned +34.38%, outperforming our primary market benchmark, the Russell 2000 Value Index (+33.36%). It was a good quarter.

For the calendar year, our Fund returned -1.86%, underperforming the Russell 2000 Value Index (+4.63%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2020

				Annualized
						Since Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	(12/31/10)

Omni Tax-Managed Small-Cap Value Fund	34.38%	38.94%	-1.86%	5.98%	7.19%	7.19%
Russell 2000 Value Index	33.36%	36.77%	4.63%	9.65%	8.66%	8.66%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to December 31, 2020

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2020, we held 668 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward smaller stocks in the small-cap value universe was a leading contributor to relative returns, as smaller stocks outperformed their larger counterparts during the quarter. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to REITs and Utilities stocks benefited relative results.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics hurt relative results during the year. A tilt toward smaller stocks in the small-cap value universe modestly helped relative results over the 12-month period, despite segments of the year when smaller stocks significantly lagged their larger counterparts.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. The lack of exposure to both these types of stocks added to relative results.

18	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2020

Rank	Description	Industry	% of Net Assets
1	Mr Cooper Group, Inc.	Financials	0.9%
2	WESCO International, Inc.	Industrials	0.8%
3	Adient PLC	Consumer Discretionary	0.8%
4	Renewable Energy Group, Inc.	Energy	0.8%
5	Walker & Dunlop, Inc.	Financials	0.8%
6	Independent Bank Group, Inc.	Financials	0.8%
7	Allegiant Travel Co.	Industrials	0.7%
8	Asbury Automotive Group, Inc.	Consumer Discretionary	0.7%
9	Avis Budget Group, Inc.	Industrials	0.7%
10	Maxar Technologies, Inc.	Industrials	0.6%
	Total		7.6%

Industry Sector Representation as of December 31, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	2.6%	2.4%	0.2%
Consumer Discretionary	15.9%	12.8%	3.1%
Consumer Staples	3.7%	3.6%	0.2%
Energy	10.7%	4.2%	6.5%
Financials	31.0%	27.6%	3.4%
Health Care	2.8%	6.4%	-3.6%
Industrials	18.3%	16.8%	1.5%
Information Technology	5.4%	6.4%	-1.0%
Materials	7.9%	6.2%	1.7%
Real Estate	1.4%	9.1%	-7.7%
Utilities	0.0%	4.5%	-4.5%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.69%
Communication Services - 2.62%
A.H. Belo Corp., Class A	51,457	$77,700
Alaska Communications Systems Group, Inc.	189,187	698,100
ATN International, Inc.	17,000	709,920
Beasley Broadcast Group, Inc., Class A	65,000	96,850
Cars.com, Inc.*	55,000	621,500
Consolidated Communications Holdings, Inc.*+	140,000	684,600
Cumulus Media, Inc., Class A*	28,100	245,032
DHI Group, Inc.*	98,500	218,670
Emerald Holding, Inc.	79,300	429,806
Emmis Communications Corp., Class A*	57,200	104,104
Entercom Communications Corp., Class A	193,680	478,389
Entravision Communications Corp., Class A	162,300	446,325
EW Scripps Co. (The), Class A	97,100	1,484,659
Fluent, Inc.*	94,200	500,202
Gannett Co., Inc.*	85,163	286,148
Gray Television, Inc.*	188,000	3,363,320
Lions Gate Entertainment Corp., Class A*	115,000	1,307,550
Lions Gate Entertainment Corp., Class B*	100,000	1,038,000
Marcus Corp. (The)	47,054	634,288
Meredith Corp.+	67,000	1,286,400
Saga Communications, Inc., Class A	13,100	314,662
Scholastic Corp.	43,450	1,086,250
Townsquare Media, Inc., Class A	40,700	271,062
Urban One, Inc.*	105,000	122,850

		16,506,387

Consumer Discretionary - 15.84%
Abercrombie & Fitch Co., Class A+	120,600	2,455,416
Adient PLC*	145,000	5,041,650
Adtalem Global Education, Inc.*	59,800	2,030,210
AMCON Distributing Co.	1,350	160,582
American Axle & Manufacturing Holdings, Inc.*	134,150	1,118,811
American Outdoor Brands, Inc.*	16,000	272,480

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Public Education, Inc.*	22,700	$691,896
Ark Restaurants Corp.	8,500	164,815
Asbury Automotive Group, Inc.*	31,000	4,517,940
Barnes & Noble Education, Inc.*	74,900	348,285
Bassett Furniture Industries, Inc.	15,859	318,449
Beazer Homes USA, Inc.*	56,500	855,975
Bed Bath & Beyond, Inc.+	197,500	3,507,600
Big 5 Sporting Goods Corp.+	45,000	459,450
Big Lots, Inc.+	60,300	2,588,679
Biglari Holdings, Inc., Class B*	6,700	745,040
BJ’s Restaurants, Inc.	28,000	1,077,720
Bluegreen Vacations Corp.	92,800	736,832
Bluegreen Vacations Holding Corp.	38,604	522,312
Build-A-Bear Workshop, Inc.*	40,000	170,800
Caleres, Inc.	63,900	1,000,035
Carrols Restaurant Group, Inc.*	98,000	615,440
Cato Corp. (The), Class A	38,000	364,420
Century Casinos, Inc.*	52,700	336,753
Century Communities, Inc.*	75,000	3,283,500
Chico’s FAS, Inc.	195,200	310,368
China Automotive Systems, Inc.*+	45,550	284,232
China XD Plastics Co., Ltd.*	108,400	107,316
Chuy’s Holdings, Inc.*	25,000	662,250
Citi Trends, Inc.	31,020	1,541,074
Conn’s, Inc.*	42,600	497,994
Container Store Group, Inc. (The)*	98,550	940,167
Cooper Tire & Rubber Co.	75,050	3,039,525
Crown Crafts, Inc.	30,050	214,857
Culp, Inc.	10,000	158,700
Del Taco Restaurants, Inc.*	60,600	549,036
Delta Apparel, Inc.*	23,700	475,659
Dillard’s, Inc., Class A+	33,900	2,137,395
Dixie Group, Inc. (The)*	23,400	59,670
Dover Motorsports, Inc.	60,000	136,200
Escalade, Inc.	10,000	211,700
Ethan Allen Interiors, Inc.	58,600	1,184,306
Express, Inc.*+	160,000	145,600
Fiesta Restaurant Group, Inc.*	45,500	518,700
Flanigan’s Enterprises, Inc.*	2,500	49,398

bridgewayfunds.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Flexsteel Industries, Inc.	8,500	$297,245
Fossil Group, Inc.*	50,000	433,500
Full House Resorts, Inc.*	70,000	275,100
GameStop Corp., Class A*+	25,000	471,000
Genesco, Inc.*	26,500	797,385
G-III Apparel Group, Ltd.*	72,600	1,723,524
Golden Entertainment, Inc.*	47,000	934,830
Good Times Restaurants, Inc.*	4,300	12,255
Group 1 Automotive, Inc.+	28,250	3,704,705
Guess?, Inc.+	103,000	2,329,860
Haverty Furniture Cos., Inc.	34,659	959,015
Hibbett Sports, Inc.*	41,500	1,916,470
Hooker Furniture Corp.	15,900	512,775
Houghton Mifflin Harcourt Co.*	123,000	409,590
J Alexander’s Holdings, Inc.*	15,250	111,173
Lands’ End, Inc.*+	34,900	752,793
Lazydays Holdings, Inc.*+	21,608	351,130
Lifetime Brands, Inc.	57,449	873,225
Live Ventures, Inc.*	3,200	39,584
M/I Homes, Inc.*	53,000	2,347,370
MarineMax, Inc.*	44,900	1,572,847
Meritage Homes Corp.*	3,900	322,998
Modine Manufacturing Co.*	81,900	1,028,664
Motorcar Parts of America, Inc.*	35,000	686,700
Movado Group, Inc.	24,100	400,542
New Home Co., Inc. (The)*	20,000	93,800
ODP Corp. (The)	85,390	2,501,927
Perdoceo Education Corp.*	85,200	1,076,076
Playa Hotels & Resorts NV*	215,300	1,281,035
Red Robin Gourmet Burgers, Inc.*+	20,000	384,600
Rocky Brands, Inc.	18,850	529,120
Select Interior Concepts, Inc., Class A*	65,000	464,750
Shoe Carnival, Inc.+	30,600	1,198,908
Signet Jewelers, Ltd.+	98,700	2,691,549
Smith & Wesson Brands, Inc.+	64,000	1,136,000
Sonic Automotive, Inc., Class A+	71,000	2,738,470
Sportsman’s Warehouse Holdings, Inc.*	44,400	779,220
Strattec Security Corp.	17,300	853,928
Stride, Inc.*	55,850	1,185,695
Superior Group of Cos., Inc.	38,500	894,740

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tandy Leather Factory, Inc.*	14,700	$47,040
Tenneco, Inc., Class A*	138,700	1,470,220
Tilly’s, Inc., Class A	36,900	301,104
TravelCenters of America, Inc.*	40,730	1,327,798
TRI Pointe Group, Inc.*+	160,000	2,760,000
Unifi, Inc.*	45,000	798,300
Unique Fabricating, Inc.*	29,500	162,229
Universal Technical Institute, Inc.*	13,100	84,626
Vince Holding Corp.*+	15,000	95,400
Vista Outdoor, Inc.*	106,000	2,518,560
VOXX International Corp.*	52,164	665,613
Weyco Group, Inc.	17,500	277,200
ZAGG, Inc.*	30,000	125,100
Zumiez, Inc.*	37,800	1,390,284

		99,706,809

Consumer Staples - 3.73%
Alico, Inc.	13,100	406,362
Andersons, Inc. (The)	75,116	1,841,093
B&G Foods, Inc.+	74,600	2,068,658
Central Garden & Pet Co.*	7,000	270,270
Central Garden & Pet Co., Class A*	61,200	2,223,396
Coffee Holding Co., Inc.*	10,000	38,400
Edgewell Personal Care Co.	85,000	2,939,300
Fresh Del Monte Produce, Inc.+	83,000	1,997,810
Ingles Markets, Inc., Class A	35,750	1,525,095
Lifeway Foods, Inc.*	2,000	10,820
Natural Alternatives International, Inc.*	16,800	175,056
Natural Grocers by Vitamin Cottage, Inc.	36,100	496,014
Oil-Dri Corp. of America	1,000	34,080
Rite Aid Corp.*+	147,500	2,334,925
S&W Seed Co.*	10,000	29,300
Seneca Foods Corp., Class A*	25,450	1,015,455
SpartanNash Co.	63,982	1,113,927
United Natural Foods, Inc.*	117,000	1,868,490
Village Super Market, Inc., Class A	39,400	869,164
Weis Markets, Inc.	46,100	2,204,041

		23,461,656

22	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy - 10.66%
Adams Resources & Energy, Inc.	10,600	$255,460
Amplify Energy Corp.	141,000	184,710
Antero Resources Corp.*+	585,000	3,188,250
Arch Resources, Inc.	24,300	1,063,611
Archrock, Inc.	206,700	1,790,022
Ardmore Shipping Corp.	78,700	257,349
Berry Corp.	115,571	425,301
Bonanza Creek Energy, Inc.*	59,300	1,146,269
Bristow Group, Inc.*	14,200	373,744
Comstock Resources, Inc.*	418,200	1,827,534
CONSOL Energy, Inc.*	40,500	292,005
Contango Oil & Gas Co.*+	70,000	160,300
Dawson Geophysical Co.*	52,000	110,240
DHT Holdings, Inc.	329,700	1,724,331
Diamond S Shipping, Inc.*+	105,000	699,300
Dorian LPG, Ltd.*	149,029	1,816,663
Earthstone Energy, Inc., Class A*	147,055	783,803
Epsilon Energy, Ltd.*+	60,000	222,600
Exterran Corp.*	34,000	150,280
Frontline, Ltd.+	420,000	2,612,400
Golar LNG, Ltd.*+	176,390	1,700,400
Goodrich Petroleum Corp.*	22,000	221,980
Green Plains, Inc.*+	71,450	940,996
Helix Energy Solutions Group, Inc.*	240,500	1,010,100
International Seaways, Inc.	55,000	898,150
Kosmos Energy, Ltd.	460,151	1,081,355
Liberty Oilfield Services, Inc., Class A+	195,000	2,010,450
Matador Resources Co.*	181,377	2,187,407
Matrix Service Co.*	52,800	581,856
Murphy Oil Corp.+	230,000	2,783,000
Nabors Industries, Ltd.+	4,000	232,920
NACCO Industries, Inc., Class A	16,450	432,635
National Energy Services Reunited Corp.*+	185,200	1,839,036
Natural Gas Services Group, Inc.*+	30,152	285,841
Navigator Holdings, Ltd.*	104,100	1,139,895
Navios Maritime Acquisition Corp.+	42,500	131,325
Newpark Resources, Inc.*	150,200	288,384
NexTier Oilfield Solutions, Inc.*	239,574	824,135
Nine Energy Service, Inc.*	37,700	102,544
Nordic American Tankers, Ltd.+	333,800	984,710

Industry Company	Shares	Value

Energy (continued)
Northern Oil and Gas, Inc.*+	52,630	$461,039
Oceaneering International, Inc.*	130,600	1,038,270
Oil States International, Inc.*	98,400	493,968
Overseas Shipholding Group, Inc., Class A*	215,916	462,060
Par Pacific Holdings, Inc.*	92,000	1,286,160
Patterson-UTI Energy, Inc.	265,000	1,393,900
PBF Energy, Inc., Class A+	167,000	1,185,700
PDC Energy, Inc.*	71,200	1,461,736
Penn Virginia Corp.*	26,000	263,900
PrimeEnergy Resources Corp.*	2,000	86,340
Profire Energy, Inc.*	100,000	85,250
ProPetro Holding Corp.*	139,810	1,033,196
Ranger Energy Services, Inc.*	23,500	85,540
Renewable Energy Group, Inc.*	69,219	4,902,090
REX American Resources Corp.*	7,850	576,739
RPC, Inc.*	232,000	730,800
Scorpio Tankers, Inc.+	98,690	1,104,341
Select Energy Services, Inc., Class A*	149,000	610,900
SFL Corp., Ltd.+	173,500	1,089,580
Smart Sand, Inc.*	75,000	129,000
Solaris Oilfield Infrastructure, Inc., Class A	120,300	979,242
Southwestern Energy Co.*+	1,125,018	3,352,554
Talos Energy, Inc.*	72,100	594,104
Teekay Corp.*+	170,000	365,500
Teekay Tankers, Ltd., Class A*+	59,500	655,095
TETRA Technologies, Inc.*	275,000	236,912
US Silica Holdings, Inc.+	129,500	909,090
VAALCO Energy, Inc.*	134,900	238,773
World Fuel Services Corp.	81,256	2,531,937

		67,105,007

Financials - 31.03%
1st Constitution Bancorp	12,250	194,408
1st Source Corp.	40,500	1,632,150
ACNB Corp.	6,600	165,000
Allegiance Bancshares, Inc.	31,131	1,062,501

bridgewayfunds.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Amalgamated Bank, Class A	46,800	$643,032
A-Mark Precious Metals, Inc.	11,500	294,975
Amerant Bancorp, Inc.*	85,000	1,292,000
American National Bankshares, Inc.	13,500	353,835
American River Bankshares	16,244	213,609
AmeriServ Financial, Inc.	66,000	206,580
Ames National Corp.	5,000	120,100
Argo Group International Holdings, Ltd.	39,094	1,708,408
Associated Capital Group, Inc., Class A	19,500	684,840
Atlantic Capital Bancshares, Inc.*	36,133	575,237
Axos Financial, Inc.*	94,000	3,527,820
Banc of California, Inc.	53,500	786,985
Banco Latinoamericano de Comercio Exterior SA, Class E	79,688	1,261,461
Bancorp 34, Inc.	9,300	105,555
Bank of Commerce Holdings	54,800	542,520
Bank of NT Butterfield & Son, Ltd. (The)	82,500	2,570,700
Bank of Princeton (The)*	12,500	292,625
Bank7 Corp.	23,100	328,020
BankFinancial Corp.	29,000	254,620
Banner Corp.	10,000	465,900
Bar Harbor Bankshares	30,541	689,921
BCB Bancorp, Inc.	25,900	286,713
Berkshire Hills Bancorp, Inc.	68,810	1,178,027
Boston Private Financial Holdings, Inc.	105,800	894,010
Bridge Bancorp, Inc.	30,000	725,400
Brookline Bancorp, Inc.	108,500	1,306,340
Bryn Mawr Bank Corp.	30,000	917,850
Business First Bancshares, Inc.	30,000	610,800
Byline Bancorp, Inc.	61,000	942,450
C&F Financial Corp.	7,400	274,614
Cadence BanCorp	183,000	3,004,860
Cambridge Bancorp	580	40,455
Capital City Bank Group, Inc.	18,750	460,875
Carter Bankshares, Inc.	42,000	450,240
CB Financial Services, Inc.	13,500	270,135
CBTX, Inc.	1,100	28,061

Industry Company	Shares	Value

Financials (continued)
Central Pacific Financial Corp.	30,000	$570,300
Central Valley Community Bancorp	26,900	400,541
Century Bancorp, Inc., Class A	4,000	309,440
Chemung Financial Corp.	11,593	393,582
Citizens Community Bancorp, Inc.	27,000	294,030
Citizens Holding Co.	3,400	71,230
Citizens, Inc.*+	64,500	369,585
Civista Bancshares, Inc.	19,821	347,462
CNB Financial Corp.	14,500	308,705
Codorus Valley Bancorp, Inc.	22,971	389,588
Cohen & Co., Inc.*	4,500	73,508
Colony Bankcorp, Inc.	1,500	21,975
Community Bankers Trust Corp.	25,000	168,750
Community Financial Corp. (The)	5,840	154,643
Community Trust Bancorp, Inc.	26,400	978,120
Community West Bancshares	11,000	99,880
ConnectOne Bancorp, Inc.	40,500	801,495
Consumer Portfolio Services, Inc.*	57,000	241,680
Cortland Bancorp	10,000	186,100
County Bancorp, Inc.	15,700	346,656
Cowen, Inc., Class A	55,800	1,450,242
CrossFirst Bankshares, Inc.*	20,000	215,000
Curo Group Holdings Corp.	25,000	358,250
Customers Bancorp, Inc.*	49,000	890,820
Dime Community Bancshares, Inc.	40,000	630,800
Donegal Group, Inc., Class A	60,100	845,607
Donnelley Financial Solutions, Inc.*	48,900	829,833
Eagle Bancorp Montana, Inc.	11,900	252,518
Eagle Bancorp, Inc.	37,500	1,548,750
Elevate Credit, Inc.*	82,600	329,574
Emclaire Financial Corp.+	700	21,833
Employers Holdings, Inc.	60,300	1,941,057
Encore Capital Group, Inc.*+	60,100	2,340,895
Enova International, Inc.*	69,900	1,731,423
Enterprise Bancorp, Inc.	14,275	364,726

24	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Enterprise Financial Services Corp.	40,500	$1,415,475
Equity Bancshares, Inc., Class A*	32,800	708,152
Esquire Financial Holdings, Inc.*	11,500	220,685
ESSA Bancorp, Inc.	22,300	334,500
Evans Bancorp, Inc.	9,000	247,860
EZCORP, Inc., Class A*+	112,200	537,438
Farmers National Banc Corp.	45,000	597,150
Fauquier Bankshares, Inc.	2,500	43,450
FBL Financial Group, Inc., Class A	44,766	2,350,663
FedNat Holding Co.	37,700	223,184
FG Financial Group, Inc.*	10,000	42,200
Financial Institutions, Inc.	46,300	1,041,750
First BanCorp Puerto Rico	267,000	2,461,740
First Bancorp/Southern Pines NC	1,000	33,830
First Bancshares, Inc. (The)	17,100	528,048
First Bank	21,622	202,814
First Busey Corp.	66,500	1,433,075
First Business Financial Services, Inc.	13,900	255,899
First Choice Bancorp	31,707	586,262
First Commonwealth Financial Corp.	145,000	1,586,300
First Community Bankshares, Inc.	22,000	474,760
First Financial Corp.	17,495	679,681
First Financial Northwest, Inc.	20,700	235,980
First Guaranty Bancshares, Inc.	10,175	180,810
First Internet Bancorp	13,800	396,612
First Merchants Corp.	67,900	2,540,139
First Mid Bancshares, Inc.	22,000	740,520
First Midwest Bancorp, Inc.	145,000	2,308,400
First National Corp.+	9,500	160,550
First of Long Island Corp. (The)	31,000	553,350
First United Corp.	10,825	167,788
First US Bancshares, Inc.	5,000	44,100
Flushing Financial Corp.	46,641	776,106
FNCB Bancorp, Inc.	10,000	64,000
Franklin Financial Services Corp.	6,000	162,180
FS Bancorp, Inc.	3,150	172,620

Industry Company	Shares	Value

Financials (continued)
Genworth Financial, Inc., Class A*	750,000	$2,835,000
Global Indemnity Group, LLC, Class A	26,843	767,441
Great Elm Capital Corp.+	51,848	186,653
Great Southern Bancorp, Inc.	22,300	1,090,470
Great Western Bancorp, Inc.	85,804	1,793,304
Guaranty Federal Bancshares, Inc.	500	8,565
Hallmark Financial Services, Inc.*	27,000	96,120
Hanmi Financial Corp.	54,000	612,360
Hawthorn Bancshares, Inc.	13,498	295,606
Heartland Financial USA, Inc.	68,350	2,759,290
Hennessy Advisors, Inc.+	6,000	51,180
Heritage Commerce Corp.	75,000	665,250
Heritage Financial Corp.	53,600	1,253,704
Heritage Insurance Holdings, Inc.	39,600	401,148
HMN Financial, Inc.*	2,000	34,400
Home Bancorp, Inc.	21,097	590,505
HomeStreet, Inc.	46,500	1,569,375
Hope Bancorp, Inc.	161,500	1,761,965
Horace Mann Educators Corp.	61,550	2,587,562
Horizon Bancorp, Inc.	87,542	1,388,416
Howard Bancorp, Inc.*	50,800	599,948
Impac Mortgage Holdings, Inc.*	3,000	9,120
Independent Bank Corp.	25,500	470,985
Independent Bank Group, Inc.	76,100	4,757,772
Investar Holding Corp.	16,000	264,640
James River Group Holdings, Ltd.	59,200	2,909,680
Kingstone Cos., Inc.	24,000	159,600
Lakeland Bancorp, Inc.	79,740	1,012,698
Landmark Bancorp, Inc.	2,678	61,192
LCNB Corp.	25,200	370,188
Limestone Bancorp, Inc.*	11,000	138,160
Luther Burbank Corp.	98,900	969,220
Mackinac Financial Corp.	28,400	362,384
MainStreet Bancshares, Inc.*	3,060	51,745
Malvern Bancorp, Inc.*+	8,700	134,850
Manning & Napier, Inc.	116,000	727,320
Marlin Business Services Corp.	21,875	267,750
Mercantile Bank Corp.	3,000	81,510

bridgewayfunds.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Merchants Bancorp	1,900	$52,497
Meridian Bancorp, Inc.	10,000	149,100
Meridian Corp.	18,000	374,400
Meta Financial Group, Inc.	66,434	2,428,827
Metrocity Bankshares, Inc.	19,409	279,878
Metropolitan Bank Holding Corp.*	16,700	605,709
Middlefield Banc Corp.	13,300	299,250
Midland States Bancorp, Inc.	37,117	663,281
MidWestOne Financial Group, Inc.	24,100	590,450
MMA Capital Holdings, Inc.*	5,000	123,000
Mr Cooper Group, Inc.*	174,703	5,421,034
MVB Financial Corp.	17,600	399,168
National Western Life
Group, Inc., Class A	6,150	1,269,606
Navient Corp.	237,000	2,327,340
NI Holdings, Inc.*	2,000	32,840
Nicholas Financial, Inc.*	19,400	162,572
NMI Holdings, Inc., Class A*	105,000	2,378,250
Northeast Bank	22,300	502,196
Northfield Bancorp, Inc.	75,000	924,750
Northrim BanCorp, Inc.	9,573	325,003
Oak Valley Bancorp	1,000	16,620
OceanFirst Financial Corp.	100,996	1,881,555
Ocwen Financial Corp.*	20,320	587,451
OFG Bancorp	91,000	1,687,140
Old Point Financial Corp.	5,100	96,696
Old Second Bancorp, Inc.	41,500	419,150
OP Bancorp	28,000	215,600
Oportun Financial Corp.*	42,000	813,540
Oppenheimer Holdings, Inc., Class A	29,319	921,496
Orrstown Financial Services, Inc.	13,500	223,425
Pacific Mercantile Bancorp*	55,300	284,242
Pacific Premier Bancorp, Inc.	124,800	3,909,984
Parke Bancorp, Inc.	32,059	500,120
PCB Bancorp	36,300	366,993
Peapack-Gladstone Financial Corp.	22,968	522,752
Penns Woods Bancorp, Inc.	1,500	39,015
Peoples Bancorp of North Carolina, Inc.	12,880	296,498
Peoples Bancorp, Inc.	38,350	1,038,902

Industry Company	Shares	Value

Financials (continued)
Peoples Financial Services Corp.	9,700	$356,572
Piper Sandler Cos.	16,100	1,624,490
Plumas Bancorp	2,000	47,000
Preferred Bank/Los Angeles CA	19,400	979,118
Premier Financial Bancorp, Inc.	49,240	654,400
ProAssurance Corp.	79,000	1,405,410
ProSight Global, Inc.*	58,410	749,400
Protective Insurance Corp., Class B	35,100	481,221
Provident Bancorp, Inc.	28,000	336,000
Provident Financial Holdings, Inc.	44,710	702,394
Provident Financial Services, Inc.	112,625	2,022,745
Prudential Bancorp, Inc.	2,457	34,029
QCR Holdings, Inc.	27,600	1,092,684
RBB Bancorp	39,500	607,510
Regional Management Corp.	29,100	868,926
Renasant Corp.	90,000	3,031,200
Republic Bancorp, Inc., Class A	31,200	1,125,384
Riverview Bancorp, Inc.	62,478	328,634
Salisbury Bancorp, Inc.	1,683	62,725
Sandy Spring Bancorp, Inc.	51,300	1,651,347
SB Financial Group, Inc.	25,218	460,985
Security National Financial Corp., Class A*	17,033	142,226
Select Bancorp, Inc.*	33,500	317,245
Severn Bancorp, Inc.+	30,000	214,200
Shore Bancshares, Inc.	17,800	259,880
Sierra Bancorp	27,000	645,840
SmartFinancial, Inc.	20,500	371,870
Sound Financial Bancorp, Inc.+	2,000	63,500
Southern Missouri Bancorp, Inc.	14,300	435,292
Southern National Bancorp of Virginia, Inc.	41,900	507,409
Spirit of Texas Bancshares, Inc.	21,000	352,800
Standard AVB Financial Corp.	18,000	586,620
Sterling Bancorp, Inc.	81,000	367,740
Stewart Information Services Corp.	44,900	2,171,364
StoneX Group, Inc.*	41,200	2,385,480

26	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Summit Financial Group, Inc.	19,100	$421,728
Summit State Bank	16,250	215,313
SuRo Capital Corp.+	32,700	428,043
SWK Holdings Corp.*	1,000	14,390
Territorial Bancorp, Inc.	15,000	360,450
Third Point Reinsurance, Ltd.*	158,200	1,506,064
Timberland Bancorp, Inc.	7,125	172,853
Tiptree, Inc.	81,700	410,134
TriCo Bancshares	47,000	1,658,160
TriState Capital Holdings, Inc.*	45,000	783,000
Triumph Bancorp, Inc.*	25,000	1,213,750
United Bancorp, Inc.+	1,000	13,180
United Fire Group, Inc.	44,500	1,116,950
United Insurance Holdings Corp.	54,700	312,884
Unity Bancorp, Inc.	28,700	503,685
Universal Insurance Holdings, Inc.	48,895	738,803
Univest Financial Corp.	47,000	967,260
Veritex Holdings, Inc.	93,000	2,386,380
Waddell & Reed Financial, Inc., Class A	144,200	3,672,774
Walker & Dunlop, Inc.	52,275	4,810,346
Watford Holdings, Ltd.*	40,000	1,384,000
Western New England Bancorp, Inc.	51,465	354,594
World Acceptance Corp.*+	10,900	1,114,198

		195,380,286

Health Care - 2.80%
Brookdale Senior Living, Inc.*	305,500	1,353,365
CynergisTek, Inc.*	40,000	58,000
Five Star Senior Living, Inc.*	38,500	265,650
FONAR Corp.*	12,500	217,000
Kewaunee Scientific Corp.*	2,500	31,525
Lannett Co., Inc.*+	61,400	400,328
Lexicon Pharmaceuticals, Inc.*+	143,392	490,401
Magellan Health, Inc.*	41,700	3,454,428
MEDNAX, Inc.*	32,500	797,550
National HealthCare Corp.	24,500	1,627,045
Opiant Pharmaceuticals, Inc.*+	10,000	80,800
Owens & Minor, Inc.	110,000	2,975,500
Surgery Partners, Inc.*	115,000	3,336,150
Tivity Health, Inc.*	80,000	1,567,200

Industry Company	Shares	Value

Health Care (continued)
Triple-S Management Corp., Class B*	44,967	$960,045

		17,614,987

Industrials - 18.33%
AAR Corp.	60,500	2,191,310
Acacia Research Corp.*	104,500	411,730
ACCO Brands Corp.	178,800	1,510,860
Acme United Corp.	9,300	280,209
Aegion Corp.*	47,000	892,530
AeroCentury Corp.*	4,300	46,225
Air T, Inc.*	4,050	100,845
Allegiant Travel Co.	24,500	4,636,380
Apogee Enterprises, Inc.	25,000	792,000
ARC Document Solutions, Inc.	156,700	231,916
ArcBest Corp.	45,400	1,937,218
Art’s-Way Manufacturing Co., Inc.*	15,000	42,750
Atlas Air Worldwide Holdings, Inc.*	49,400	2,694,276
Avis Budget Group, Inc.*	113,000	4,214,900
BG Staffing, Inc.	9,600	129,504
BMC Stock Holdings, Inc.*	50,200	2,694,736
BrightView Holdings, Inc.*	141,000	2,131,920
Caesarstone, Ltd.	71,400	920,346
CAI International, Inc.	44,500	1,390,180
Chicago Rivet & Machine Co.	1,000	22,860
CIRCOR International, Inc.*	30,000	1,153,200
Civeo Corp.*	9,000	125,100
Commercial Vehicle Group, Inc.*	53,600	463,640
CompX International, Inc.	1,500	21,345
Concrete Pumping Holdings, Inc.*	66,000	252,780
Cornerstone Building Brands, Inc.*	269,500	2,500,960
Costamare, Inc.	287,600	2,381,328
Covenant Logistics Group, Inc.*	24,250	359,142
DLH Holdings Corp.*	52,500	489,300
DXP Enterprises, Inc.*	25,000	555,750
Eagle Bulk Shipping, Inc.*+	16,242	308,598
Eastern Co. (The)	12,404	298,936
Echo Global Logistics, Inc.*	39,000	1,045,980
EnPro Industries, Inc.	30,600	2,310,912

bridgewayfunds.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Fortress Transportation and Infrastructure Investors, LLC	137,000	$3,214,020
Foundation Building Materials, Inc.*	77,300	1,484,933
Genco Shipping & Trading, Ltd.	97,300	716,128
General Finance Corp.*	50,000	425,500
GMS, Inc.*	74,000	2,255,520
GP Strategies Corp.*	37,500	444,750
Greenbrier Cos., Inc. (The)	62,400	2,270,112
H&E Equipment Services, Inc.	42,000	1,252,020
Hawaiian Holdings, Inc.+	53,600	948,720
HC2 Holdings, Inc.*	205,775	670,827
Heidrick & Struggles International, Inc.	35,000	1,028,300
Herc Holdings, Inc.*	44,000	2,922,040
Hudson Technologies, Inc.*	45,000	49,050
Hyster-Yale Materials Handling, Inc.	30,000	1,786,500
Interface, Inc.	103,500	1,086,750
Kelly Services, Inc., Class A	66,400	1,365,848
Knoll, Inc.	99,000	1,453,320
L B Foster Co., Class A*	29,600	445,480
Limbach Holdings, Inc.*	7,000	86,310
LS Starrett Co. (The), Class A*	9,400	39,762
LSI Industries, Inc.	50,000	428,000
Lydall, Inc.*	30,000	900,900
Manitowoc Co., Inc. (The)*	54,300	722,733
Matthews International Corp., Class A	39,700	1,167,180
Maxar Technologies, Inc.	104,500	4,032,655
Mesa Air Group, Inc.*	92,500	618,825
Miller Industries, Inc.	18,700	710,974
Mistras Group, Inc.*	59,800	464,048
Morgan Group Holding Co.*+	558	3,906
MRC Global, Inc.*	103,900	688,857
MYR Group, Inc.*	30,700	1,845,070
Navios Maritime Holdings, Inc.*	40,000	90,000
NL Industries, Inc.	84,100	401,998
NN, Inc.*	72,000	473,040
Northwest Pipe Co.*	30,500	863,150
NOW, Inc.*	167,700	1,204,086
Orion Group Holdings, Inc.*	65,422	324,493
P&F Industries, Inc., Class A	492	2,977

Industry Company	Shares	Value

Industrials (continued)
PAM Transportation Services, Inc.*	10,000	$490,000
Pangaea Logistics Solutions, Ltd.	82,300	227,971
Park-Ohio Holdings Corp.	26,500	818,850
Patriot Transportation Holding, Inc.	7,500	65,850
Perma-Pipe International Holdings, Inc.*	15,000	90,900
Powell Industries, Inc.	20,000	589,800
Preformed Line Products Co.	4,600	314,824
Primoris Services Corp.	88,500	2,443,485
Quad/Graphics, Inc.	70,300	268,546
Quanex Building Products Corp.	42,000	931,140
Resources Connection, Inc.	20,000	251,400
REV Group, Inc.	127,500	1,123,275
Rush Enterprises, Inc., Class A	64,050	2,652,951
Rush Enterprises, Inc., Class B	19,050	721,805
Safe Bulkers, Inc.*	225,200	292,760
Scorpio Bulkers, Inc.+	20,020	338,939
SEACOR Holdings, Inc.*	36,200	1,500,490
Servotronics, Inc.*	1,000	8,490
Steelcase, Inc., Class A	190,000	2,574,500
Sterling Construction Co., Inc.*	64,800	1,205,928
Team, Inc.*	51,000	555,900
Terex Corp.	80,000	2,791,200
Textainer Group Holdings, Ltd.*	125,400	2,405,172
Titan International, Inc.	25,500	123,930
Titan Machinery, Inc.*	32,000	625,600
TrueBlue, Inc.*	85,250	1,593,323
Tutor Perini Corp.*	97,200	1,258,740
Universal Logistics Holdings, Inc.	40,100	825,659
US Xpress Enterprises, Inc., Class A*	80,000	547,200
USA Truck, Inc.*	26,800	239,324
Veritiv Corp.*	28,900	600,831
Viad Corp.	24,500	886,165
VSE Corp.	11,560	444,944
Wabash National Corp.	85,500	1,473,165
WESCO International, Inc.*	66,000	5,181,000

28	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Willis Lease Finance Corp.*	17,634	$537,132

		115,429,637

Information Technology - 5.34%
Alpha & Omega Semiconductor, Ltd.*	36,905	872,434
Amtech Systems, Inc.*	38,300	244,354
Avaya Holdings Corp.*	145,300	2,782,495
Aviat Networks, Inc.*	13,800	471,270
Bel Fuse, Inc., Class B	8,413	126,447
Benchmark Electronics, Inc.	70,100	1,893,401
BK Technologies Corp.	6,973	21,128
Communications Systems, Inc.	15,000	68,550
Computer Task Group, Inc.*	25,000	153,000
Comtech Telecommunications Corp.	55,985	1,158,330
CSP, Inc.	5,150	39,810
Daktronics, Inc.	20,000	93,600
Eastman Kodak Co.*+	55,000	447,700
GTT Communications, Inc.*+	75,000	267,750
Information Services Group, Inc.*	63,600	208,608
Innodata, Inc.*	43,000	227,900
Key Tronic Corp.*	10,300	71,070
Kimball Electronics, Inc.*	51,100	817,089
NeoPhotonics Corp.*	71,000	645,390
NETGEAR, Inc.*	15,000	609,450
NetScout Systems, Inc.*	111,500	3,057,330
NetSol Technologies, Inc.*	33,700	128,060
Photronics, Inc.*	118,670	1,324,357
Ribbon Communications, Inc.*	230,800	1,514,048
Sanmina Corp.*	80,400	2,563,956
ScanSource, Inc.*	62,900	1,659,302
StarTek, Inc.*	124,500	936,240
Super Micro Computer, Inc.*	93,000	2,944,380
Support.com, Inc.*	45,000	99,000
Synacor, Inc.*	85,400	116,144
Synaptics, Inc.*+	2,800	269,920
Trio-Tech International*	13,000	51,499
TSR, Inc.*+	1,385	9,446
TTM Technologies, Inc.*	194,902	2,688,673
Ultra Clean Holdings, Inc.*	50,800	1,582,420
VirnetX Holding Corp.+	175,000	882,000

Industry Company	Shares	Value

Information Technology (continued)
Wayside Technology Group, Inc.	15,700	$299,870
Xperi Holding Corp.	108,000	2,257,200

		33,603,621

Materials - 7.93%
Advanced Emissions Solutions, Inc.	52,500	288,750
AdvanSix, Inc.*	55,400	1,107,446
AgroFresh Solutions, Inc.*	126,100	286,247
Ampco-Pittsburgh Corp.*	33,000	180,840
Boise Cascade Co.	76,900	3,675,820
Caledonia Mining Corp. PLC	7,000	111,160
Carpenter Technology Corp.	68,000	1,980,160
Century Aluminum Co.*	150,000	1,654,500
Clearwater Paper Corp.*+	33,000	1,245,750
Contura Energy, Inc.*	22,169	252,062
Core Molding Technologies, Inc.*	17,000	239,360
Domtar Corp.	88,800	2,810,520
Friedman Industries, Inc.	32,900	225,694
FutureFuel Corp.	62,000	787,400
Glatfelter Corp.	82,000	1,343,160
Haynes International, Inc.	20,000	476,800
Intrepid Potash, Inc.*	20,500	495,075
Kaiser Aluminum Corp.	23,900	2,363,710
Koppers Holdings, Inc.*	51,000	1,589,160
Kraton Corp.*	59,277	1,647,308
Mercer International, Inc.	104,950	1,075,737
Minerals Technologies, Inc.	44,500	2,764,340
Olympic Steel, Inc.	18,500	246,605
PQ Group Holdings, Inc.	205,850	2,935,421
Ramaco Resources, Inc.*	69,900	201,312
Rayonier Advanced Materials, Inc.*	110,000	717,200
Resolute Forest Products, Inc.*	128,000	837,120
Ryerson Holding Corp.*	105,700	1,441,748
Schnitzer Steel Industries, Inc., Class A	57,300	1,828,443
SunCoke Energy, Inc.	214,600	933,510
Synalloy Corp.*	5,473	42,689
TimkenSteel Corp.*	49,500	231,165
Trecora Resources*	45,002	314,564
Tredegar Corp.	47,600	794,920
Trinseo SA	42,000	2,150,820
Tronox Holdings PLC, Class A	235,000	3,435,700

bridgewayfunds.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
United States Steel Corp.+	200,000	$3,354,000
Universal Stainless & Alloy Products, Inc.*	15,250	114,070
US Concrete, Inc.*	19,700	787,409
Verso Corp., Class A	74,001	889,492
Warrior Met Coal, Inc.	96,000	2,046,720

		49,903,907

Real Estate - 1.41%
Altisource Portfolio Solutions SA*	24,000	309,120
BBX Capital, Inc.*	38,604	219,657
CTO Realty Growth, Inc.	9,889	416,920
Forestar Group, Inc.*	1	20
Newmark Group, Inc., Class A	447,000	3,258,630
RE/MAX Holdings, Inc., Class A	28,000	1,017,240
Realogy Holdings Corp.*	227,818	2,988,972
RMR Group, Inc. (The), Class A	18,000	695,160

		8,905,719

TOTAL COMMON STOCKS - 99.69%		627,618,016

(Cost $479,162,237)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	529	13,490

TOTAL PREFERRED STOCK - 0.00%		13,490

(Cost $11,003)

RIGHTS - 0.00%
Newstar Financial, Inc., CVR*Δ	105,100	—

TOTAL RIGHTS - 0.00%		—

(Cost $8,951)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	27,864	6,353
Eagle Bulk Shipping, Inc., expiring 10/15/21*	8,501	361

TOTAL WARRANTS - 0.00%		6,714

(Cost $73,557)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.34%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	2,127,734	$2,127,734

TOTAL MONEY MARKET FUND - 0.34%			2,127,734

(Cost $2,127,734)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.13%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%		13,410,549

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.13%			13,410,549

(Cost $13,410,549)

TOTAL INVESTMENTS - 102.16%			$643,176,503
(Cost $494,794,031)
Liabilities in Excess of Other Assets - (2.16%)			(13,604,154)

NET ASSETS - 100.00%			$629,572,349

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2020.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2020.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan as of December 31, 2020. Total loaned securities had a value of $42,619,031 as of December 31, 2020. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

30	Semi-Annual Report | December 31, 2020 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2020

Summary of inputs used to value the Fund’s investments as of 12/31/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Industrials	$115,425,731	$3,906	$–	$115,429,637
Financials	195,230,631	149,655	–	195,380,286
Other Industries (a)	316,808,093	–	–	316,808,093

Total Common Stocks	627,464,455	153,561	–	627,618,016
Preferred Stock	13,490	–	–	13,490
Rights	–	–	0	0
Warrants	6,714	–	–	6,714
Money Market Fund	–	2,127,734	–	2,127,734
Investments Purchased With Cash Proceeds From Securities Lending	–	13,410,549	–	13,410,549

TOTAL	$627,484,659	$15,691,844	$0	$643,176,503

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 06/30/2020	$5,255
Purchases	–
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	(5,255)
Transfers in	–
Transfers out	–

Balance as of 12/31/2020	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2020	$(5,255)

See Notes to Financial Statements.

bridgewayfunds.com	31

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

Investments at value	$1,102,341,895	$643,176,503

Receivables:

Portfolio securities sold	2,232,363	494,119

Fund shares sold	2,034,489	2,543,376

Dividends and interest	755,447	381,413

Prepaid expenses	127,562	81,090

Total assets	1,107,491,756	646,676,501

LIABILITIES
Payables:

Portfolio securities purchased	1,310,998	1,968,992

Fund shares redeemed	5,987,440	1,351,055

Due to custodian	21,902	57,739

Payable upon return of securities loaned	30,305,157	13,410,549

Accrued Liabilities:

Investment advisory fees	275,537	160,670

Administration fees	7,322	3,967

Directors’ fees	8,207	8,274

Other	275,239	142,906

Total liabilities	38,191,802	17,104,152

NET ASSETS	$1,069,299,954	$629,572,349

NET ASSETS REPRESENT

Paid-in capital	$929,127,187	$551,239,947

Distributable earnings	140,172,767	78,332,402

NET ASSETS	$1,069,299,954	$629,572,349

Shares of common stock outstanding of $.001 par value*	67,856,292	41,981,129

Net asset value, offering price and redemption price per share	$15.76	$15.00

Total investments at cost	$889,024,076	$494,794,031

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2020 (Unaudited)

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2020 (Unaudited)

	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$10,314,201	$5,652,414

Less: foreign taxes withheld	(26,731)	(12,828)

Interest	156	243

Securities lending	1,133,329	386,195

Total Investment Income	11,420,955	6,026,024

EXPENSES

Investment advisory fees	2,364,254	1,282,340

Administration fees	41,247	22,317

Accounting fees	88,451	60,663

Transfer agent fees	6,510	6,059

Professional fees	134,106	84,219

Custody fees	12,100	13,531

Blue sky fees	50,309	45,867

Directors’ and officers’ fees	63,806	37,356

Shareholder servicing fees	350,610	153,759

Reports to shareholders	29,365	20,187

Miscellaneous expenses	102,607	61,698

Total Expenses	3,243,365	1,787,996

Less investment advisory fees waived	(1,020,989)	(582,588)

Net Expenses	2,222,376	1,205,408

NET INVESTMENT INCOME	9,198,579	4,820,616

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Loss on:

Investments	(9,627,638)	(9,939,975)

Change in Unrealized Appreciation (Depreciation) on:

Investments	325,090,326	180,576,325

Net Realized and Unrealized Gain on Investments	315,462,688	170,636,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$324,661,267	$175,456,966

See Notes to Financial Statements.

bridgewayfunds.com	33

STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2020

			Omni Tax-Managed Small-Cap
	Omni Small-Cap Value		Value
	Six Months Ended December 31, 2020	Year Ended June 30, 2020	Six Months Ended December 31, 2020	Year Ended June 30, 2020
	(Unaudited)		(Unaudited)
OPERATIONS

Net investment income	$ 9,198,579	$ 13,237,408	$ 4,820,616	$ 7,733,855

Net realized loss on investments	(9,627,638)	(72,576,094)	(9,939,975)	(64,789,627)

Net change in unrealized appreciation (depreciation) on investments	325,090,326	(156,921,036)	180,576,325	(86,311,728)

Net increase (decrease) in net assets resulting from operations	324,661,267	(216,259,722)	175,456,966	(143,367,500)

DISTRIBUTIONS:

From net investment income and net realized gains	(13,173,150)	(10,234,482)	(7,115,050)	(3,169,046)

Net decrease in net assets from distributions	(13,173,150)	(10,234,482)	(7,115,050)	(3,169,046)

SHARE TRANSACTIONS:

Proceeds from sale of shares	104,415,403	656,241,925	91,152,080	589,876,334

Reinvestment of distributions	13,158,550	10,232,320	7,079,248	3,155,635

Cost of shares redeemed	(188,241,777)	(600,515,726)	(64,515,654)	(627,348,686)

Net increase (decrease) in net assets resulting from share transactions	(70,667,824)	65,958,519	33,715,674	(34,316,717)

Net increase (decrease) in net assets	240,820,293	(160,535,685)	202,057,590	(180,853,263)

NET ASSETS:

Beginning of period	828,479,661	989,015,346	427,514,759	608,368,022

End of period	$ 1,069,299,954	$ 828,479,661	$ 629,572,349	$ 427,514,759

SHARES ISSUED & REDEEMED

Issued	8,092,587	58,034,527	7,434,473	54,155,404

Distributions reinvested	838,658	651,325	475,117	205,713

Redeemed	(13,468,613)	(52,375,628)	(5,085,370)	(57,357,136)

Net increase (decrease) in shares	(4,537,368)	6,310,224	2,824,220	(2,996,019)

Outstanding at beginning of period	72,393,660	66,083,436	39,156,909	42,152,928

Outstanding at end of period	67,856,292	72,393,660	41,981,129	39,156,909

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2020 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.44	$14.97	$19.83	$18.14	$14.66	$15.49

Income from Investment Operations:
Net Investment Income(a)	0.13	0.19	0.20	0.17	0.17	0.17
Net Realized and Unrealized Gain (Loss) .	4.38	(3.56)	(3.61)	2.77	3.48	(0.86)

Total from Investment Operations	4.51	(3.37)	(3.41)	2.94	3.65	(0.69)

Less Distributions to Shareholders from:
Net Investment Income	(0.19)	(0.08)	(0.17)	(0.16)	(0.17)	(0.14)
Net Realized Gain	–	(0.08)	(1.28)	(1.09)	–	–

Total Distributions	(0.19)	(0.16)	(1.45)	(1.25)	(0.17)	(0.14)

Net Asset Value, End of Period	$15.76	$11.44	$14.97	$19.83	$18.14	$14.66

Total Return(b)	39.44%(c)	(22.82%)	(16.82%)	16.75%	24.83%	(4.42%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,069,300	$828,480	$989,015	$913,198	$710,357	$558,286
Expenses Before Waivers and Reimbursements	0.69%(d)	0.72%	0.70%	0.70%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.47%(d)	0.54%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.95%(d)	1.46%	1.21%	0.88%	1.00%	1.17%
Portfolio Turnover Rate	14%(c)	43%	29%	24%	23%	24%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

bridgewayfunds.com	35

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/20
	(Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.92	$14.43	$19.10	$17.39	$14.04	$14.65

Income from Investment Operations:
Net Investment Income(a)	0.12	0.19	0.20	0.16	0.17	0.16
Net Realized and Unrealized Gain (Loss) .	4.13	(3.63)	(3.42)	2.61	3.32	(0.66)

Total from Investment Operations	4.25	(3.44)	(3.22)	2.77	3.49	(0.50)

Less Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.07)	(0.20)	(0.23)	(0.14)	(0.11)
Net Realized Gain	–	–	(1.25)	(0.83)	–	–

Total Distributions	(0.17)	(0.07)	(1.45)	(1.06)	(0.14)	(0.11)

Net Asset Value, End of Period	$15.00	$10.92	$14.43	$19.10	$17.39	$14.04

Total Return(b)	38.94%(c)	(23.98%)	(16.49%)	16.48%	24.83%	(3.42%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$629,572	$427,515	$608,368	$805,188	$643,215	$505,995
Expenses Before Waivers and Reimbursements	0.70%(d)	0.74%(e)	0.72%	0.70%	0.71%	0.72%
Expenses After Waivers and Reimbursements	0.47%(d)	0.55%(e)	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.88%(d)	1.40%	1.18%	0.89%	1.04%	1.20%
Portfolio Turnover Rate	12%(c)	63%	42%	27%	23%	29%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

36	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of December 31, 2020 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip (formerly, Blue Chip 35 Index) and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2020, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2020 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting

38	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2020:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Omni Small-Cap Value
Securities lending	$30,305,157	–	$30,305,157	–	$30,305,157	–
Omni Tax-Managed Small-Cap Value
Securities lending	$13,410,549	–	$13,410,549	–	$13,410,549	–

[1]	Securities loaned with a value of $90,214 in Omni Small-Cap Value have been sold and are pending settlement on December 31, 2020.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range		Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan
Omni Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00 8.13	%- %	01/15/21- 11/15/50	$54,262,747	$30,305,157	$84,567,904	$81,551,891
Omni Tax-Managed Small- Cap Value
Securities lending	U.S.Gov’t Obligations	0.00 8.13	%- %	01/15/21- 11/15/50	$30,618,243	$13,410,549	$44,028,792	$42,619,031

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2020, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

Concentrations of Credit Risk  The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk  Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December, and are recorded on the ex-date.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

40	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Funds to ensure the total annual fund operating expenses do not exceed 0.60% of the Funds’ average net assets. Any material change to this contractual expense limitation would require a vote by shareholders of the applicable Fund. Effective January 1, 2020, the Adviser voluntarily agreed to waive its management fees and/or reimburse expenses in an additional amount such that the net fiscal year expense ratio for each Fund does not exceed 0.47%. Fees waived for the period ended December 31, 2020 were as follows:

Bridgeway Fund	Voluntary Expense Limitation	Total Waivers for Period Ended 12/31/20

Omni Small-Cap Value*	0.47%	$1,020,989
Omni Tax-Managed Small-Cap Value*	0.47%	582,588

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser to meet the 0.60% contractual expense limitation provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $759,479, $937,974, $1,616,563, and $1,020,989, which expire no later than June 30, 2021, June 30, 2022, June 30, 2023, and December 31, 2023, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $691,272, $826,118, $1,060,994, and $582,588, which expire no later than June 30, 2020, June 30, 2021, June 30, 2022, and December 31, 2023, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2020 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$3,323,368	$9,187,506
Omni Tax-Managed Small-Cap Value	9,970,934	1,552,834

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $209,000, payable in equal monthly installments. During the period ended December 31, 2020, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $41,247 and $22,317, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are

bridgewayfunds.com	41

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

paid $12,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2020 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$—	$125,659,551	$—	$198,450,523
Omni Tax-Managed Small-Cap Value	—	90,392,454	—	57,787,192

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2020, were as follows:

	Omni Small- Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$297,781,962	$187,600,896
Gross depreciation (excess of tax cost over value)	(84,548,752)	(39,273,883)
Net unrealized appreciation	$213,233,210	$148,327,013
Cost of investments for income tax purposes	$889,108,685	$494,849,490

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

42	Semi-Annual Report | December 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2020 and June 30, 2019, respectively, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Distributions paid from:
Ordinary Income	$5,306,458	$7,943,782	$3,169,046	$7,212,071
Long-Term Capital Gain	4,928,024	60,593,738	-	44,775,281
Total	$10,234,482	$68,537,520	$3,169,046	$51,987,352

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2020, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Accumulated Net Investment Income	$13,565,140	$-	$13,565,140
Total	6,619,201	-	6,619,201

Components of Accumulated Earnings As of June 30, 2020, the components of accumulated deficit on a tax basis were:

	Omni Small-	Omni Tax-Managed
	Cap Value	Small-Cap Value
Accumulated Net Investment Income	$13,172,939	$7,114,720
Capital Loss Carryovers	(13,565,140)	(6,619,201)
Accumulated Net Realized Gain (Loss) on Investments	-	-
Qualified Late Year Deferred Losses*	(59,150,606)	(58,221,402)
Net Unrealized Depreciation of Investments	(111,772,543)	(32,283,631)
Total	$(171,315,350)	$(90,009,514)

•

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2021. The Omni Tax-Managed Small-Cap Value and Small-Cap Value Funds have no deferred qualified ordinary late-year losses. The Omni Tax-Managed Small-Cap Value and Small-Cap Value Funds have elected to defer late-year short-term capital losses of $46,450,331 and $30,793,593. The Omni Tax-Managed Small-Cap Value and Small-Cap Value Funds have elected to defer late-year long-term capital losses of $11,771,071 and $28,357,013, respectively.

For the fiscal year June 30, 2020, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small- Cap Value	Omni Tax-Managed Small-Cap Value
Paid-In Capital	$63,685	$618,708
Distributable Earnings	(63,685)	(618,708)

The differences between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020 (Unaudited)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2021. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2020, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.40%	$2,337,449	78	$7,085	$11,664,000
Omni Tax-Managed Small-Cap Value	1.40%	1,925,556	9	673	4,754,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44	Semi-Annual Report | December 31, 2020 (Unaudited)

OTHER INFORMATION

December 31, 2020 (Unaudited)

1. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2020 are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

bridgewayfunds.com	45

DISCLOSURE OF FUND EXPENSES

December 31, 2020 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2020 and held until December 31, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/20	Ending Account Value at 12/31/20	Expense Ratio	Expenses Paid During Period* 7/1/20 - 12/31/20

Bridgeway Omni Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,394.41	0.47%	$2.84
Hypothetical Fund Return	$1,000.00	$1,022.84	0.47%	$2.40

Bridgeway Omni Tax-Managed Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,389.38	0.47%	$2.83
Hypothetical Fund Return	$1,000.00	$1,022.84	0.47%	$2.40

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

46	Semi-Annual Report | December 31, 2020 (Unaudited)

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www.bridgeway.com	47

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date March 5, 2021

By (Signature and Title)*	/s/ Deborah L. Hanna Deborah L. Hanna, Treasurer and Principal Financial Officer (principal financial officer)

Date March 5, 2021

* Print the name and title of each signing officer under his or her signature.